                                                               EXHIBIT 10.15

--------------------------------------------------------------------------------


                             INMOLD LUKMANI DESIGN
                              TECHNOLOGIES, INC.

                              FORMATION DOCUMENTS
                         (FINAL/SIGNATORY DRAFT - D3)
                              (February __, 1999)


--------------------------------------------------------------------------------







                                                             Ian D. Pesses, Esq.
                                                  Maddin, Hauser, Wartell, Roth,
                                                           Heller & Pesses, P.C.
                                                      Third Floor - Essex Centre
                                                         28400 Northwestern Hwy.
                                                      Southfield, Michigan 48034
                                                      Direct Dial (248) 827-1866
                                                        Telephone (248) 354-4030
                                                             Fax: (248) 354-1422

                               TABLE OF CONTENTS

                                      FOR

                             INMOLD LUKMANI DESIGN
                              TECHNOLOGIES, INC.

                       PROPOSED FORMATION DOCUMENTS (D2)


        I.      TRANSACTION DOCUMENTS
                A.  SUMMARY
                    1.  TRANSACTION SUMMARY
                B.  OPERATIONAL AGREEMENTS
                    2.  STOCK OPTION AGREEMENT
                    3.  SERVICE AGREEMENT (ILD/II)
                    4.  SERVICE AGREEMENT (ILD/DES)
                    5.  SERVICE AGREEMENT (II/DES)
                C.  AUTHORIZATIONS
                    6.  CONSENT (ILD)
                    7.  CONSENT (II)
                    8.  CONSENT (DES)

        II.     FORMATION DOCUMENTS
                A.  SUMMARIES
                    9.  CORPORATE SUMMARY
                    10. STOCK LEDGER
                B.  STATE
                    11. ARTICLES OF INCORPORATION
                    12. CERTIFICATE OF ASSUMED NAME
                C.  SHAREHOLDER
                    13. BY-LAWS
                    14. STOCK CERTIFICATES
                    15. SHAREHOLDER AGREEMENT
                D.  AUTHORIZATIONS
                    16. INCORPORATOR
                    17. SHAREHOLDER/DIRECTOR
                E.  IRS
                    18. SS-4/EIN APPLICATION

--------------------------------------------------------------------------------

                                  CONFIDENTIAL
                                    SUMMARY

                                      FOR

                              PROPOSED TRANSACTION


--------------------------------------------------------------------------------

                              CONFIDENTIAL SUMMARY
                                      FOR
                              PROPOSED TRANSACTION




 A.    TRANSACTION                  1.  Form (2) bona fide , certified
                                        Minority Business Enterprises.

 B.    PURPOSE                      1.  Exploit potential synergies among
                                        the MBE companies and Inmold and
                                        create value for Inmold.
                                    2.  Provide Inmold with critical
                                        design and engineering services and
                                        facilitate the development of a new
                                        minority certified injection molder.

 C.    NEW ENTITIES                 1.  New Co. 1
                                        a.  Inmold Lukmani Design
                                        Technologies, Inc. ("ILD")
                                        b.  To be a MBE professional design
                                        and engineering service firm.
                                    2.  New Co. 2
                                        a.  Inmold Lukmani Manufacturing, Inc.
                                        ("ILM")
                                        b.  To be a MBE manufacturing, molding
                                        and production company.

 D.    OWNERSHIP                    1.  Minority - 51%
                                        a.  Nasser Lukmani        41%
                                        b.  Arifa Hasan           10%
                                    2.  Non-Minority
                                        a.  Inmold, Inc. ("II")   49%
                                    3.  Required Consent
                                        a.  Simple Majority

 E.    MANAGEMENT                   1.  Directors
                                        a.  Nasser Lukmani
                                        b.  Arifa Hasan
                                        c.  Filipp Kreissl (or designee)
                                    2.  Officers
                                        a.  President - Nasser Lukmani
                                        b.  Secretary - Arifa Hasan
                                        c.  Treasurer - Arifa Hasan

 F.    KEY AGREEMENTS               1.  Stock Option (Inmold/Lukmani)
                                        a.  Between II and Nasser Lukmani,
                                        Sheryar Durrani and Richard Matsu.
                                        b.  For 250,000 shares
                                        c.  At lower of (i) $1.00, or (ii)
                                        closing price 60 days after trading
                                        d.  divided (i) 40% - Nasser Lukmani,
                                        (ii) 40% Sheryar Durrani, and (iii)
                                        20% Richard Matsu.
                                    2.  Service Agreement (No. 1)
                                        a.  Between II and ILD.
                                        b.  ILD to provide design and
                                        engineering services on a preferred
                                        basis and rates.  ILD will utilize DES
                                        engineering and design resources.
                                        c.  II to pay commission to ILD for
                                        projects on which it participates or
                                        refers.
                                        d.  Non-Solicitation by ILD of II's
                                        employees and customers
                                    3.  Service Agreement (No. 2)
                                        a.  Between II and Design Engineering
                                        Services, Inc. ("DES"),
                                        b.  DES to provide engineering
                                        services on preferred basis and rates.
                                        Initially, to provide not less than
                                        200 hours at $65/hr.  May
                                        extend contract for 4 more years at
                                        $5/hr. rate increase per year.
                                        c.  Incentivize DES to refer current
                                        clients to II for production work
                                        through the payment of a commission of
                                        not less than 1% on all referrals.
                                        d.  DES not to solicit employees and
                                        customers of II.
                                        e.  DES gives II the Third Right of
                                        Refusal to purchase DES after (i)
                                        First Option to existing shareholders,
                                        SD and NL, and (ii) Second Option to
                                        ILD.
                                    4.  Service Agreement (No. 3)
                                        a.  Between ILD and DES,

F.     KEY ARRANGEMENTS (cont'd.)
                                        b.  DES to provide design and
                                        engineering services to ILD on
                                        preferred basis.  To be reviewed on a
                                        quarterly basis.  May extend for 4
                                        more years.
                                        c.  ILD to pay DES a commission of not
                                        less than 1% on all referrals.
                                        d.  DES not to solicit ILD's employees
                                        and customers.
                                        e.  DES gives ILD the second right of
                                        refusal and option to purchase DES,
                                        after First Option to existing
                                        Shareholders, SD and NL.

 G.    OPEN ISSUES                  1.  Possible Directorship for NL
                                    2.  Physical location for ILD.
                                    3.  Capitalization for ILD.

--------------------------------------------------------------------------------

                                  INMOLD, INC.


                             STOCK OPTION AGREEMENT


                       DATED  ____________________, 1999

--------------------------------------------------------------------------------


                                                             Ian D. Pesses, Esq.
                                                        MADDIN, HAUSER, WARTELL,
                                                     ROTH, HELLER & PESSES, P.C.
                                                      28400 Northwestern Highway
                                                       Third Floor, Essex Centre
                                                     Southfield, Michigan  48034
                                                         (T/GEN.) (248) 354-4030
                                                         (T/DIR.) (248) 827-1866
                                                            (FAX) (248) 354-1422

                                  INMOLD, INC.
                             STOCK OPTION AGREEMENT

                               TABLE OF CONTENTS
                               -----------------

1. PARTIES................................................................. 1
   -------

2. DATES................................................................... 1
   -----

3. RECITAL................................................................. 1
   -------

4. CONSIDERATION AND AGREEMENT............................................. 1
   ---------------------------

5. STOCK OPTION............................................................ 2
   ------------

6. DISPUTE RESOLUTION...................................................... 3
   ------------------

7. INTERPRETATION AND CONSTRUCTION......................................... 4
   -------------------------------

8. GENERAL PROVISIONS...................................................... 5
   ------------------

                                 INMOLD, INC.

                            STOCK OPTION AGREEMENT


1. PARTIES. THIS STOCK OPTION AGREEMENT, herein referred to as the "Agreement", is made and entered into by and among the following parties:

   A. Optioner. Inmold, Inc., an Indiana corporation, whose address is 775 East Big Beaver, Suite 312, Troy, Michigan 4 3083, herein 'Optionor".

   B. Optionee(s).

      (i) NL. Nasser Lukmani, whose address is 34641 Princeton Drive, Farmington Hills, Michigan 48331, herein 'NL'.

      (ii) SD. Sheryar Durrani, whose address is 30800 Telegraph Road, Suite 1947, Bingham Farms, Michigan 48025, herein 'SD", and

      (iii) RM. Richard L. Matsu, whose address is 30800 Telegraph Road, Suite 1947, Bingham Farms, Michigan 48D25, herein "RM",

      (iv) NL, SD and RM may jointly and collectively be referred to as the "Optionees" and/or separately or individually as the 'Optionee'.

   C. Party/Parties. Optionor and Optionee(s) may be collectively and jointly referred to as the "Parties" and individually or separately referred to as a "Party".

2. DATES. This Agreement is:

   A. Entered into and dated as of ________________ 1999,

   B. Made and effective as of and retroactive back to __________, 1999, herein "Effective Date."

3. RECITAL. The following is a recital of some of the facts involved in this Agreement.

   A. Options. Optionor desires to grant to Optionees a stock option for a certain number of shares of common stock of the Company on the terms provided for in this Agreement.

   B. Agreement. The Parties desire to document in writing the Stock Options and to enter into this Agreement for the mutual benefit set forth herein.

4. CONSIDERATION AND AGREEMENT . FOR AND IN CONSIDERATION of the mutual covenants and benefits contained herein, the adequacy, sufficiency, and receipt of which are hereby acknowledged and accepted, and with the intent to be legally bound hereby, the Parties agree to all the terms and provisions contained in this Agreement.

5. STOCK OPTION.

   A. Grant . Optionor hereby grants and gives to Optionees an option to purchase, herein "Option" or "Stock Option", Two Hundred Fifty Thousand (250,000) shares of Stock of Optionor, herein "Stock", on a non-diluted basis as of December 31, 1998.

   B. Exercise. To exercise the Option, Optionee shall pay to Optionor the Purchase Price of the lower of (i) One ($1.00) Dollar per share, or (ii) the closing price of the Stock on the sixtieth (60th) day after the Stock first trades on any national stock or securities exchange.

   C. Term. Optionee may exercise this Option at any time in whole or in part until all the Stock is acquired during the next ten (10) years from the Effective Date of this Agreement or unless earlier terminated by Optionor pursuant to the terms hereof.

   D. Division. The Option and the Stock which may be purchased by Optionees shall be divided among Optionees as follows: (i) Forty percent (40%) to NL; (ii) Forty percent (40%) to SD, and (iii) Twenty percent (20%) to RM. Each individual Optionee may only exercise the Option and purchase the percentage of shares as noted in this Paragraph 5.D. In the event of the death of an Optionee, the remaining or surviving Optionees (a) automatically succeed to, on pro rata basis, the unexercised Options of the decease Optionee, and (b) as the successor in interests, may exercise, on a pro rata basis, unused or remaining Options in accordance with the terms of this Agreement.

   E. Vesting. The Option vests and transfers to each of the individual Optionees twenty percent (20%) per year, beginning upon the execution of this Agreement.

   F. Termination. Optionor may terminate this Agreement and the Stock Option if Optionor terminates or ends the Service Agreements with Inmold Lukmani Design Technologies, Inc.

   G. Assignment. Optionees may not assign or otherwise transfer any interests in and/or to this Agreement, the Option, and/or the Stock, except as specifically provided herein. Optionee may assign their respective interests, herein "Assignment," or "Assign", in to this Agreement, the Option, and/or the Stock only to a qualified trust, herein "Qualified Trust". A Qualified Trust shall mean as follows:

      (i)   a revocable living trust,

      (ii) established solely for the benefit of the Optionee or the wife and children of the Optionee,

      (iii) the Optionee is the sole trustee of the Trust during the life of the Optionee,

      (iv) the Trust and all trustees of the Trust hold the Stock and the Option in accordance with this Agreement,

      (v) all trustees of the Trust agree to and sign a copy of this Agreement as it exists now or as may be amended in the future, and

      (vi) the Assigning Optionee is the sole and exclusive person to vote the Stock during his life time.

6. DISPUTE RESOLUTION.

   A. Self Regulation. In the event of a dispute, the Parties shall use best efforts and diligently attempt, in good faith, to resolve and settle the disagreement as quickly, reasonably, and as confidentially as possible. The Parties will make every effort to avoid arbitration.

   B. Arbitration. In the event the Parties are unable to settle their differences among themselves, then the Parties shall arbitrate, herein "Arbitration", such disputes. Notwithstanding anything to the contrary, such Arbitration shall be as follows:

      i. In accordance with the Rules of the American Arbitration Association for a three-member panel, except as may be specifically provided herein.

      ii. Located only in Southfield, Michigan, U.S.A. The Parties consent to the exclusive jurisdiction and venue of Oakland County, Michigan, U.S.A. for this Arbitration and any enforcement proceeding.

      iii. The sole and exclusive method for the resolution of all disputes and disagreements among the Parties and in place of all other or alternative judicial procedures.

      iv. Conducted and concluded on a confidential basis. The parties shall not disclose and shall not assist others in the disclosure of any information whatsoever concerning the nature of the dispute.

      v. Conducted and concluded on an expedited basis such that the time limit for any individual or separate action shall not exceed fifteen (15) days, herein the "15-Day Rule", unless otherwise agreed to by the Parties. The 15-Day Rule shall mean there will be only 15 days to do and take all individual or separate actions, including but not limited to the following:

         (a) Answer or respond to all responsive pleadings;
         (b) Select the arbitrators;
         (c) Conduct all discovery;
         (d) Hold any hearings;
         (e) Issue final, binding opinion after the hearing;

      vi. Concluded and a final, binding, and written Arbitration award issued within 180 days of first filing the request for Arbitration, notwithstanding anything to the contrary, including but not limited to: (a) any rules of AAA, or
(b) the 15-Day Rule.

      vii. Award costs and actual attorneys fees to the prevailing party. The Prevailing Party shall be the party awarded the most amount of money from any claim, counter-claim, cross-claim, or otherwise. The Arbitrators shall have the authority to award any legal and/or equitable remedy, including, but not limited to (a) specific enforcement and (b) permanent restraining orders, notwithstanding anything to the contrary.

      viii. Binding on all Parties and all Parties consent to the immediate enforcement of any Arbitration award by the appropriate court. If a Party ("Enforcing Party") files a lawsuit to seek the enforcement of an Arbitration award, the non-complying party ("Defaulting Party") shall pay the Enforcing Party as follows:

            (a) Double the Arbitration award; and

         (b) Interest at 20% per annum from commencement of the Arbitration proceeding;
         (c) All costs, including actual attorneys fees, of the Enforcing Party from commencement of the Arbitration; and
         (d) Any other award, damage and/or penalty which the Court believes appropriate.

   C. Governing Law. This Agreement and any Arbitration will be governed by and construed in accordance with the laws of the State of Michigan.

7.    INTERPRETATION AND CONSTRUCTION.

   A. Entire Agreement. This Agreement represents the entire and integrated Stock Option Agreement between the Parties relative to the subject matter hereof. No amendment, modification, or change to this Agreement shall be effective or binding unless reduced to writing and signed by all the Parties.

   B. Conflicts. In the event of a direct conflict or inconsistency between this Agreement and any other agreement, herein referred to as 'Other Agreements', this Agreement, or any amendment hereto, shall govern and control the Other Agreements, notwithstanding anything to the contrary.

   C. Number and Gender. Whenever required by the context or use, the singular work shall include the plural word and the masculine g ender shall include the feminine and/or neuter gender.

   D. Captions. The paragraph titles, headings, and/or captions contained herein have been inserted solely as a means of reference and convenience. Such captions shall not affect the interpretation or construction hereof and shall not define, limit, extend, or otherwise describe the scope or the intent of any provision contained herein.

   E. Waiver. No action or omission by any Party, including but not limited to any extension, modification, amendment, forbearance, delay, acceleration, indulgence, or concession with regarding thereto, if any, is intended to, nor shall constitute or be deemed a waiver, discharge, or release of any other Party or term, of this Agreement, or any obligation or right established thereby, nor shall any such action or omission constitute an approval of, or acquiescence in, any breach hereof, except as may be expressly agreed to in writing.

   F. Time. Time is of the essence for all purposes of this Agreement.

   G. Conformity. Any provision hereof which is in conflict with applicable laws as of the date hereof, is hereby amended to conform to and comply with such laws to the maximum and fullest extent permitted thereunder. If, as a result of such, law, conflict, and/or required amendment thereto, any term, obligation, right, condition, or provision thereof is held invalid, inoperative, void, or unenfor ceable, herein the "Offensive

Provision", the remaining provisions hereof shall (a) remain in full force; (b) in no way be altered, affected, impaired, invalidated, or otherwise changed by the Offensive Provision; and (c) be interpreted, construed, and applied as though the Offensive Provision was not in the first instance contained herein.

   H. Construction. The terms and provisions hereof have been determined by arms-length negotiation by the Parties hereto. In the event of a dispute, the terms hereof should not be construed against any Party as drafter, notwithstanding the fact Optionor may have physically prepared or processed the written form hereof.

   I. Counterparts. This Agreement, or any amendments thereto, may be executed in one or more counterparts, each of which shall constit ute and be deemed an original. All of the counterparts collectively or together shall constitute one and the same instrument and agreement, binding on all the Parties. Counterpart copies of this Agreement need not be signed by more than one (1) Party. A counterpart or copy of this Agreement is binding upon the signed party, even if
(a) only one party has signed that counterpart copy and/or (b) a signature is a fax copy, photocopy, or an original copy of this Agreement.

8. GENERAL PROVISIONS.

   A. Notices. All notices, including all demands, consents, requests or other communications, given or furnished pursuant hereto must be given in writing to be effective and binding, herein referred to as "Notices". The Notices may be sent by (i) ordinary, first class U.S. mail, (ii) certified or registered U. S. Mail, regardless if the return receipt is received by the sender, (iii) any private next-day delivery carrier or couriers, or their equivalent, (iv) telegram, telecopy, telex, fax, or (v) personal service. All Notices must be properly addressed and contain the appropriate or respective addresses as provided herein. All Notices are intended to and shall be effective on the actual date of the Notice. The Notices shall be deemed received and delivered for all purposes one (1) day after the same is deposited or delivered to the carrier or transmitter for the same regardless of the actual date of receipt. If the last day for the giving or receiving of any Notice or performing any act under this Note is a Saturday, Sunday or legal holiday in the State of Michigan, then in such event, the time period and date shall be automatically extended to the next business day which is not a Saturday, Sunday or legal holiday in the State of Michigan. Any Party may change its address for purposes of the Notices by giving Notice of any such change to all the other Parties. Unless and until the Parties are notified of a change in address, all Notices shall be sent to the Parties at the address contained in this Agreement.

   B. Binding Effect. All rights and obligations contained in this Agreement shall be binding upon and inure to the respective Parties, their successors and assigns, if any.

   C. Execution. The Parties, each, separately and individually, have (i) carefully read, fully understand and agree to all of the terms and provisions of this Agreement; (ii) consulted with, received from, and been represented by separate and independent legal counsel at all times prior to and simultaneous with the execution and implementation of this Agreement; (iii) signed this Agreement as their free act and deed without coercion, duress, or other undue influence whatsoever; and (iv) executed and delivered this Agreement as of the date first set forth hereinabove. Optionees acknowledge they have not been represented by the Law Firm of Maddin, Hauser, Wartell, Roth, Heller & Pesses, P.C. with regard to this Agreement and do hereby waive any claim of conflict of interest, actual or potential, with regard to the participation of Maddin, Hauser, Wartell, Roth, Heller & Pesses, in processing this Agreement.

                   THIS SPACE WAS INTENTIONALLY LEFT BLANK.

                       THIS AGREEMENT CONTINUES ON THE

                         NEXT PAGE WITH PARAGRAPH 8.D.

   D. RECEIPT. THE PARTIES HEREBY ACKNOWLEDGE AND ACCEPT A COMPLETE COPY OF THIS AGREEMENT.


                                        "OPTIONOR"

In the Presence of:                     INMOLD, INC.,
                                        an Indiana corporation



[illegible]                             By: /s/ Filipp J. Kreissl
--------------------------                 ----------------------------
                                           Filipp J. Kreissi, President

[illegible]                             "OPTIONEES"
--------------------------

[illegible]                                 /s/ Nasser Lukmani
--------------------------                 ----------------------------
                                           Nasser Lukmani, individually

[illegible]                                 /s/ Sheryar Durrani
--------------------------                 ----------------------------
                                           Sheryar Durrani, individually

[illegible]                                 /s/ Richard L. Matsu
--------------------------                 ----------------------------
                                           Richard L. Matsu, individually



                                           AGREED TO AND ACCEPTED IN ITS
                                           ENTIRETY

                                           Nasser Lukmani Living Trust,
                                           dated 2/8/99, or as may be amended.


[illegible]                             By: /s/ Nasser Lukmani
----------------------------               ----------------------------
                                           Nasser Lukmani, its  sole Trustee


----------------------------

--------------------------------------------------------------------------------

                               SERVICE AGREEMENT

                                    BETWEEN

                                  INMOLD, INC.

                                      AND

                    INMOLD LUKMANI DESIGN TECHNOLOGIES, INC.

                       DATED  ____________________, 1999


--------------------------------------------------------------------------------

                               SERVICE AGREEMENT

                                    BETWEEN
                                  INMOLD, INC.
                                      AND
                   INMOLD LUKMANI DESIGN TECHNOLOGIES, L.L.C.


                               TABLE OF CONTENTS
                               -----------------


                                                                            PAGE
                                                                            ----

1.  PARTIES................................................................... 1
    -------

2.  DATES..................................................................... 1
    -----

3.  RECITAL................................................................... 1
    -------

4.  CONSIDERATION............................................................. 2
    -------------

5.  SERVICES.................................................................. 2
    --------

6.  COMMISSION................................................................ 2
    ----------

7.  NON SOLICITATION.......................................................... 2
    ----------------

8.  TERM...................................................................... 3
    ----

9.  DISPUTE RESOLUTION........................................................ 3
    ------------------

10.  INTERPRETATION AND CONSTRUCTION.......................................... 5
     -------------------------------

11.  GENERAL PROVISIONS....................................................... 6
     ------------------

                              SERVICE AGREEMENT
                                    BETWEEN
                                 INMOLD, INC.
                                      AND
                   INMOLD LUKMANI DESIGN TECHNOLOGIES, INC.

1. PARTIES. This Service Agreement, herein 'Agreement', is made by and between the following parties:

   A. Inmold Lukmani Design Technologies, Inc., whose address is 28400 Northwestern Highway, Third Floor, Southfield, Michigan 48034, herein "ILD",

   B. Inmold, Inc., whose address is 775 E. Big Beaver Road, Suite 312, Troy, Michigan 48083, herein "II", and

   C. Nassar Lukmani, whose address if 34641 Princeton Drive, Farmington Hills, Michigan 48331

   D. ILD and II may be collectively and jointly referred to as the "Parties" and individually or separately as a "Party".

2. DATES. This Agreement is

   A. Entered into and dated as of ________________, 1999, and

   B. Made and effective as of and retroactive back to ____________, 1999.

3. RECITAL. The following is a recital of some of the facts involved in this Agreement.

   A. II is in the business of engineering, designing and manufacturing certain items for the automobile industry.

   B. ILD is a new start up business to provide certain engineering and design services.

   C. The Parties want to establish a close working relationship and provide for certain of the terms of the relationship between II and ILD.

4. CONSIDERATION. For and in consideration of the mutual obligations and benefits contained herein and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged and accepted, and with the intent to be legally bound hereby, the Parties hereby agree to and accept the terms and provisions contained in this Agreement.

5. SERVICES. ILD will provide II with engineering, design, and related consulting services, herein "Services' as reasonably requested by II. ILD will use best efforts to treat II as a preferred customer and provide the Services to II on the best and most favored customer basis as it relates to pricing, timing, delivery, priority, and quality. ILD and II will review and adjust the requested Service hours on not less than a quarterly basis. The Parties will try to have the customer pay the development costs for all products or parts, whenever possible and/or reasonably appropriate.

6. COMMISSION.

   A. II will pay ILD a commission, herein "Commission", on all sales leads, referrals, and/or introductions by and/or from ILD to II.

   B. The Commission to be paid by II to ILD will be as follows:

         (i) Four percent (4%) of the Gross Sales generated on projects which ILD initiates and manages.

         (ii) Two percent (2%) of the Gross Sales generated on projects which are initiated by ILD, but engineered, managed, and/or otherwise supplied by II.

         (iii) not less than one percent (1%) of the Gross Sales on prospects which are not initiated by ILD, but which ILD provides some form of Services related to that particular contract.

7. NON SOLICITATION.

   A. A Party will not solicit any business or employee of another Party, herein "Non Solicitation Obligation".

   B. For purposes of this Non Solicitation Obligation:

         (i) A Party will mean and will include any entity a Party owns or controls, is employed by, contracts with, and/or otherwise ha's the ability to influence.

         (ii) Solicit and/or Solicitation will mean:

            a. For business, any attempt to obtain any business from, to influence the customer to do business with any one other than the Party then doing the Business, and/or to otherwise change the relationship between the customer and that Party.

            b. For an Employee, an attempt to hire and/or to otherwise change the relationship between a Party as the Employer and any employee of that Party.

         (iii) Business will mean any Service related to a product, part, component, and/or related item which a Party subcontracts and/or otherwise involves the other Party on or with, except any part which a Party is or may have worked on in the past.

         (iv) Employee will mean any current to future employee, contractor, vendor, and/or supplier of any Party.

         (v) This Non Solicitation Obligation will exist during the term of this Agreement and will continue for the term of one (1) year following the termination of the last business, service, and/or agreement between the Parties.

   C. II will not develop DES technologies, herein 'DES Technologies", during the term of this Agreement. II, however, may develop such DES Technologies if this Agreement is terminated.

8. TERM. This Agreement commences as of the date hereof and continues on an annual renewable basis for the next sixty (60) years. This Agreement may only be terminated upon the following, and if not, continues as provided herein:

   A. The terminating party ("Terminating Party") provides the non-terminating party ("Non-Terminating Party") with written notice of at least ninety (90) days prior to any such desired termination; and

   B. The full payment by the Terminating Party to the Non-Terminating Party of all money due to the Non-Terminating Party.

9. DISPUTE RESOLUTION

   A. Self Regulation. In the event of a dispute, the Parties shall use best efforts and diligently attempt, in good faith, to resolve a nd settle the disagreement as quickly, reasonably, and as confidentially as possible. The Parties will make every effort to avoid arbitration.

   B. Arbitration. In the event the Parties are unable to settle their differences among themselves, then the Parties shall arbitrate, herein "Arbitration", such disputes. Notwithstanding anything to the contrary, such Arbitration shall be as follows:

      i. In accordance with the Rules of the American Arbitration Association for a three-member panel, except as may be specifically provided herein.

      ii. Located only in Southfield, Michigan, U.S.A. The Parties consent to the exclusive jurisdiction and venue of Oakland County, Michigan, U.S.A. for this Arbitration and any enforcement proceeding.

      iii. The sole and exclusive method for the resolution of all disputes and disagreements among the Parties and in place of all other or alternative judicial procedures.

      iv. Conducted and concluded on a confidential basis. The parties shall not disclose and shall not assist others in the disclosure of any information whatsoever concerning the nature of the dispute.

       v. Conducted and concluded on an expedited basis such that the time limit for any individual or separate action shall not exceed fifteen (15) days, herein the "15-Day Rule", unless otherwise agreed to by the Parties. The 15-Day Rule shall mean there will be only 15 days to do and take each individual or separate action, including but not limited to the following:

                   (a) Answer or respond to all responsive pleadings;
                   (b) Select the arbitrators;
                   (c) Conduct all discovery;
                   (d) Hold any hearings;
                   (e) Issue final, binding opinion after the hearing;

      vi. Concluded and a final, binding, and written Arbitration award issued within 180 days of first filing the request for Arbitration, notwithstanding anything to the contrary, including but not limited to: (a) any rules of AAA, or
(b) the 15-Day Rule.

      vii. Award costs and actual attorneys fees to the prevailing party. The Prevailing Party shall be the party awarded the most amount of money from any claim, counter-claim, cross-claim, or otherwise. The Arbitrators shall have the authority to award any legal and/or equitable remedy, including, but not limited to (a) specific performance and (b) permanent restraining orders, notwithstanding anything to the contrary.

      viii. Binding on all Parties and all Parties consent to the immediate enforcement of any Arbitration award by the appropriate court. If a Party ('Enforcing Party') files a lawsuit to seek the enforcement of an Arbitration award, the non-complying party ("Defaulting Party") shall pay the enforcing party as follows:

                 (a) Double the Arbitration award; and
                 (b) Interest at 20% per annum from commencement of the Arbitration proceeding;
                 (c) All costs, including actual attorneys fees, of the enforcing party from commencement of the arbitration; and

         (d) Any other award, damage, and/or penalty which the Court believes appropriate.

   C. Governing Law. This Agreement and any Arbitration will be governed by and construed in accordance with the laws of the State of Michigan.

10. INTERPRETATION AND CONSTRUCTION.

    A. Entire Agreement. This Agreement represents the entire and integrated Agreement between the Parties relative to the subject matter hereof. No amendment, modification, or change to this Agreement shall be effective or binding unless reduced to writing and signed by all the Parties.

    B. Conflicts. In the event of a direct conflict between this Agreement and any other agreement, herein referred to as "Other Agreements", this Agreement, or any amendment hereto, shall govern and control the Other Agreements, notwithstanding anything to the contrary.

    C. Number and Gender. Whenever required by the context or use, the singular work shall include the plural word and the masculine gender shall include the feminine and/or neuter gender.

    D. Captions. The paragraph titles, headings, and/or captions contained herein have been inserted solely as a means of reference and convenience. Such captions shall not affect the interpretation or construction hereof and shall not define, limit, extend, or otherwise describe the scope or the intent of any provision contained herein.

    E. Waiver. No action or omission by any Party, including but not limited to any extension, modification, amendment, forbearance, delay, acceleration, indulgence, or concession with regarding thereto, if any, is intended to, nor shall constitute or be deemed a waiver, discharge, or release of any other Party or term, of this Agreement, or any obligation or right established thereby, nor shall any such action or omission constitute an approval of, or acquiescence in, any breach hereof, except as may be expressly agreed to in writing.

   F. Time. Time is of the essence for all purposes of this Agreement.

   G. Conformity. Any provision hereof which is in conflict with applicable laws as of the date hereof, is hereby amended to conform to and comply with such laws to the maximum and fullest extent permitted thereunder. If, as a result of such law, conflict, and/or required amendment thereto, any term, obligation, right, condition, or provision thereof is held invalid, inoperative, void, or unenforceable, herein the "Offensive Provision", the remaining provisions hereof shall (a) remain" in full force; (b) in no way be altered, affected, impaired, invalidated, or otherwise changed by the

Offensive Provision; and (c) be interpreted, construed, and applied as though the Offensive Provision was not in the first instance contained herein.

   H. Construction. The terms and provisions hereof have been determined by arms-length negotiation by the Parties hereto. In the event of a dispute, the terms hereof should not be construed against any Party as drafter, notwithstanding the fact that ILD may have physically prepared or processed the written form hereof.

   I. Counterparts. This Agreement, or any amendments thereto, may be executed in one or more counterparts, each of which shall constitute and be deemed an original. All of the counterparts collectively or together shall constitute one and the same instrument and agreement, binding on all the Parties. Counterpart copies of this Agreement need not be signed by more than one (1) Party and may be in the form of (i) original copy, (ii) photocopy, and/or (iii) fax copy.

   J. Continued Application. Certain of the terms and provisions of this Agreement, herein "Enforceable Terms", shall continue to apply to and be enforceable against the Parties, notwithstanding the termination of this Agreement. The Enforceable Terms will include, but not be limited to the following:

      (i) Payment of Commissions earned prior the Date of the termination but which remain unpaid as of the Termination: See Paragraph 6 hereof,

      (ii) The Non-Solicitation obligations of Paragraph 7, and

      (iii) The Dispute Resolution and Arbitration requirements of Paragraph 9

11. GENERAL PROVISIONS.

   A. Notices. All notices, including all demands, consents, requests or other communications, given or furnished pursuant hereto must be given in writing to be effective and binding, herein referred to as "Notices". The Notices may be sent by (i) ordinary, first class U.S. mail, (ii) certified or registered U. S. Mail, regardless if the return receipt is received by the sender, (iii) any private next-day delivery carrier or couriers, or their equivalent, (iv) telegram, telecopy, telex, fax, or (v) personal service. All Notices must be properly addressed and contain the appropriate or respective addresses as provided herein. All Notices are intended to and shall be effective on the actual date of the Notice. The Notices shall be deemed received and delivered for all purposes one (1) day after the same is deposited or delivered to the carrier or transmitter for the same regardless of the actual date of receipt. If the last day for the giving or receiving of any Notice or performing any act under this Note is a Saturday, Sunday or legal holiday in the State of Michigan, then in such event, the time period and date shall be automatically extended to the next business day which is not a Saturday, Sunday or legal holiday in the State of Michigan. Any Party may change its address for purposes of the Notices by giving Notice of any such change to all the other Parties. Unless and until the Parties are notified of a change in address, all Notices shall be sent to the Parties at time address contained in this Agreement.

    B. Confidentiality. All business information, including but not limited to design, engineering, and related information, regardless of its form, concerning the business and customers of II is very valuable and confidential, herein "Confidential Information". ILD and NL shall hold, retain, and maintain in the strictest confidence, and shall not disclose in any manner whatsoever, the Confidential Information. ILD and NL will use the Confidential Information for the sole and exclusive benefit of II and the customer of II.

   C. Costs. The prevailing Party in any dispute may receive from the losing or non-prevailing Party all costs and expenses incurred by the prevailing Party by reason of any such dispute or dispute resolution or on account of enforcing the terms hereof, including but not limited to, travel expenses, court costs, and actual attorneys' fees.

   D. Binding Effect. All rights and obligations contained in this Agreement shall be binding upon and inure to the respective Parties, their successors and assigns, if any.

   E. Execution. The Parties, each, separately and individually, have (i) carefully read, fully understand and agree to all of the terms and provisions of this Agreement; (ii) consulted with, received from, and been represented by separate and independent legal counsel at all times prior to and simultaneous with the execution and implementation of this Agreement; (iii) signed this Agreement as their free act and deed without, coercion, duress, or other undue influence whatsoever; and (iv) executed and deliver delivered this Agreement as of the date first set forth hereinabove. The Parties acknowledge that the Law Firm of Maddin, Hauser, Wartell, Roth, Heller & Pesses, P.C. represents only Inmold Lukmani Design Technologies, Inc. and not any of the other Parties and the Parties hereby waive any claim of conflict of interest related to the involvement of Maddin, Hauser, et al.



                   THIS SPACE WAS INTENTIONALLY LEFT BLANK.

                       THIS AGREEMENT CONTINUES ON THE

                        NEXT PAGE WITH PARAGRAPH 11.F.

   F. RECEIPT. THE PARTIES HEREBY ACKNOWLEDGE AND ACCEPT A COMPLETE COPY OF THIS AGREEMENT.


In the Presence of:                     INMOLD, INC.,



[illegible]                             By: /s/ Filipp J. Kreissl
--------------------------                 ----------------------------
                                           Filipp J. Kreissl, President


--------------------------              INMOLD LUKMANI DESIGN TECHNOLOGIES,
                                        INC.

[illegible]
--------------------------              By: /s/ Nasser Lukmani
                                           ----------------------------
                                           Nasser Lukmani, President


--------------------------



--------------------------                 ----------------------------
                                           Nasser Lukmani, individually

[illegible]                             By: /s/ Arifa Hasan
--------------------------                 ----------------------------
                                           Arifa Hasan, individually

--------------------------------------------------------------------------------

                               SERVICE AGREEMENT

                                    BETWEEN

                    INMOLD LUKMANI DESIGN TECHNOLOGIES, INC.

                                      AND

                       DESIGN ENGINEERING SERVICES, INC.,

                       DATED  ____________________, 1999


--------------------------------------------------------------------------------

                               SERVICE AGREEMENT
                                    BETWEEN
                    INMOLD LUKMANI DESIGN TECHNOLOGIES, INC.
                                      AND
                       DESIGN ENGINEERING SERVICES, INC.

                               TABLE OF CONTENTS
                               -----------------


                                                                            PAGE
                                                                            ----

1. PARTIES                                                                     1
   -------

2. DATES                                                                       1
   -----

3. RECITAL                                                                     1
   -------

4. CONSIDERATION                                                               2
   -------------

5. SERVICES                                                                    2
   --------

6. COMMISSION                                                                  2
   ----------

7. NON SOLICITATION                                                            3
   ----------------

8. PURCHASE OPTION                                                             3
   ---------------

9. CONSENT                                                                     4
   -------

10. DISPUTE RESOLUTION                                                         4
    ------------------

11. INTERPRETATION AND CONSTRUCTION                                            5
    -------------------------------

12. GENERAL PROVISIONS                                                         7
    ------------------

                   INMOLD LUKMANI DESIGN TECHNOLOGIES, INC.
                                     AND
                      DESIGN ENGINEERING SERVICES, INC.
                               SERVICE AGREEMENT

1. PARTIES. This Service Agreement, herein 'Agreement", is made by and between the following parties:

   A. lnmold Lukmani Design Technologies, Inc., whose address is 28400 Northwestern Highway, Third Floor, Southfield, Michigan 48034, herein 'ILD',

   B. Design Engineering Services, Inc., whose address is 30800 Telegraph Road, Suite 1947, Bingham Farms, Michigan 48025, herein 'DES',

   C. Sheryar Durrani, whose address is 30800 Telegraph Road, Suite 1947, Bingham Farms, Michigan 48025, herein 'SD', and

   D. Richard L. Matsu, whose address is 30800 Telegraph Road, Suite 1947, Bingham Farms, Michigan 48025, herein 'RM'.

   E. Nasser Lukmani, whose address is 30800 Telegraph Road, Suite 1947, Bingham Farms, Michigan 48025, herein 'NL.'

   F. ILD, DES, SD, NL, and/or RM may be collectively and jointly referred to as the 'Parties' and individually or separately as a 'Party'.

2.  DATES. This Agreement is

   A.   Entered into and dated as of _______________, 1999, and

   B.   Made and effective as of and retroactive back to ________________, 1999.

3. RECITAL The following is a recital of some of the facts involved in this Agreement.

   A.   DES is in the business of providing engineering and design services.

   B. ILD is a new start up business to provide certain engineering and design services.

   C. The Parties want to establish a close working relationship between DES and ILD and provide for certain of the terms of the relat ionship between DES and ILD.

4. CONSIDERATION. For and in consideration of the mutual obligations and benefits contained herein and other good and valua ble consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged and accepted, and with the intent to be legally bound hereby, the Parties hereby agree to and accept the terms and provisions contained in this Agreement.

5.  SERVICES.

   A. DES will provide ILD with contract engineering, design, and related consulting services, herein 'Services' as reasonably requested by ILD, who will function as agents for ILD related to the Services.

   B. DES will use best efforts to treat ILD as a preferred customer and provide the Services to ILD on the best and most favored customer basis as it relates to pricing, timing, delivery, priority, and quality.

   C. DES will provide ILD with the Services at the rate schedule, herein "Rate Schedule," as attached hereto as Schedule 5-C. DES and ILD will review and adjust the requested Service hours as needed, but not less than on a quarterly basis.

   D. ILD may extend and renew this Agreement and the Services to be provided by DES for four (4) additional years, or for a total of five years. DES may increase the hourly rate of the Services $5 per year during each annual extension or renewal of the term of this Agreement, beginning the second year of this Agreement. ILD may extend and renew this Agreement for additional time periods as may be mutually agreed upon.

   E. The Parties will try to have the customer pay the development costs for all products or parts, whenever possible and/or reasonably appropriate.

6. COMMISSION. ILD will pay DES a commission, herein "Commission", on all sales leads, referrals, and/or introductions generated directly from and/or initiated by DES to ILD. The Commission to be paid by ILD to DES will be as mutually agreed, but not less than one percent (1%) of Gross Sales. DES may not receive more than one fee or commission for any one contract or matter. For example, DES may not receive a Commission from ILD on any matter DES receives an hourly Service Fee from ILD.

7. NON SOLICITATION.

   A. A Party will not solicit any business or employee of another Party, herein "Non Solicitation Obligation".

   B.  For purposes of this Non Solicitation Obligation:

      (i) A Party will mean and will include any entity a Party owns or controls, is employed by, contracts with, and/or otherwise has the ability to influence.

      (ii) Solicit and/or Solicitation will mean:

         a. For business, any attempt to obtain any business from, to influence the customer to do business with any one other than the Party then doing the business, and/or to otherwise change the relationship between the customer and that Party.

         b. For an Employee, an attempt to hire and/or to otherwise change the relationship between ILD and any employee of ILD.

      (iii)Business will mean any Service related to a product, part, component, and/or related item which a Party subcontracts and/or otherwise involves the other Party on or with, except any part which the other Party is or may have worked on in the past.

      (iv) Employee will mean any current to future employee, contractor, vendor, and/or supplier of any Party.

      (v) This Non Solicitation Obligation will exist during the term of this Agreement and will continue for the term of one (1) year following the termination of the last business, service, and/or agreement between the Parties.

   C. II will not develop DES technologies, herein 'DES Technologies", during the term of this Agreement. II, however, may develop such DES Technologies if this Agreement is terminated.

8. PURCHASE OPTION.

   A. DES, NL, and SD, jointly and severally, hereby grant and give ILD the second right of refusal option and right to purchase their interest in and to DES, herein "Purchase Option".

   B. The Purchase Option shall be subordinate and second only to the prior first right of refusal and purchase option, herein 'FRR', granted by DES to SD and Nasser Lukmani, herein 'NL'.

   C. The Purchase Option shall become operative and available to ILD upon the following:

      (i) First, after SD and NL have waived or failed to exercise their respective FRR, and

      (ii) Second, upon the following:

         (a) DES, SD and/or NL receive an offer to purchase or otherwise desire to sell its stock or assets,

         (b) SD dies, or

         (c) NL dies.

   D. The Purchase Option shall be on the same terms, provisions, pricing, and timing as the FRR so that ILD stands second and behind only SD and NL in acquiring any interests in or to DES.

9. CONSENT. DES, SD and RM do hereby acknowledge and consent to the formation of ILD by NL and Inmold, Inc. and waive all claims against NL and Inmold which they may have in connection with the creation, ownership, operation, and competition involving ILD.

10. DISPUTE RESOLUTION

   A. Self Regulation. In the event of a dispute, the Parties shall use best efforts and diligently attempt, in good faith, to resolve and settle the disagreement as quickly, reasonably, and as confidentially as possible. The Parties will make every effort to avoid arbitration.

   B. Arbitration. In the event the Parties are unable to settle their differences among themselves, then the Parties shall arbitrate, herein "Arbitration", such disputes. Notwithstanding anything to the contrary, such Arbitration shall be as follows:

      i. In accordance with the Rules of the American Arbitration Association for a three-member panel, except as may be specifically provided herein.

      ii. Located only in Southfield, Michigan, U.S.A. The Parties consent to the exclusive jurisdiction and venue of Oakland County, Michigan, U.S.A. for this Arbitration and any enforcement proceeding.

      iii. The sole and exclusive method for the resolution of all disputes and disagreements among the Parties and in place of all other or alternative judicial procedures.

      iv. Conducted and concluded on a confidential basis. The parties shall not disclose and shall not assist others in the disclosure of any information whatsoever concerning the nature of the dispute.

      v. Conducted and concluded on an expedited basis such that the time limit for any individual or separate action shall not exceed fifteen (15) days, herein the "15-Day Rule", unless otherwise agreed to by the Parties. The 15-Day Rule shall mean there will be only 15 days to do and take each individual or separate action, including but not limited to the following:

         (a) Answer or respond to all responsive pleadings;
         (b) Select the arbitrators;
         (c) Conduct all discovery;
         (d) Hold any hearings;
         (e) Issue final, binding opinion after the hearing;

      vi. Concluded and a final, binding, and written Arbitration award issued within 180 days of first filing the request for Arbitration, notwithstanding anything to the contrary, including but not limited to: (a) any rules of AAA, or
(b) the 15-Day Rule.

     vii. Award costs and actual attorneys fees to the prevailing party. The Prevailing Party shall be the party awarded the most amount of money from any claim, counter-claim, cross-claim, or otherwise. The Arbitrators shall have the authority to award any legal and/or equitable remedy, including, but not limited to (a) specific performance and (b) permanent restraining orders, notwithstanding anything to the contrary.

      viii. Binding on all Parties and all Parties consent to the immediate enforcement of any Arbitration award by the appropriate court. If a Party ('Enforcing Party") files a lawsuit to seek the enforcement of an Arbitration award, the non-complying party ("Defaulting Party') shall pay the enforcing party as follows:
         (a) Double the Arbitration award; and
         (b) Interest at 20% per annum from commencement of the Arbitration proceeding;
         (c) All costs, including actual attorneys fees, of the Enforcing Party from commencement of the arbitration; and
         (d) Any other award, damage, and/or penalty which the Court believes appropriate.

   C. Governing Law. This Agreement and any Arbitration will be governed by and construed in accordance with the laws of the State of Michigan.

11. INTERPRETATION AND CONSTRUCTION.

   A. Entire Agreement. This Agreement represents the, entire and integrated Agreement between the Parties relative to the subject matter hereof. No amendment, modification, or change to this Agreement shall be effective or binding unless reduced to writing and signed by all the Parties.

        B. Conflicts. In the event of a direct conflict between this Agreement and any other agreement, herein referred to as "Other Agreements", this Agreement, or any amendment hereto, shall govern and control the Other Agreements, notwithstanding anything to the contrary.

        C. Number and Gender. Whenever required by the context or use, the singular work shall include the plural word and the masculine gender shall include the feminine and/or neuter gender.

        D. Captions. The paragraph titles, headings, and/or captions contained herein have been inserted solely as a means of reference and convenience. Such captions shall not affect the interpretation or construction hereof and shall not define, limit, extend, or otherwise describe the scope or the intent of any provision contained herein.

        E. Waiver. No action or omission by any Party, including but not limited to any extension, modification, amendment, forbearance, delay, acceleration, indulgence, or concession with regarding thereto, if any, is intended to, nor shall constitute or be deemed a waiver, discharge, or release of any other Party or term, of this Agreement, or any obligation or right established th ereby, nor shall any such action or omission constitute an approval of, or acquiescence in, any breach hereof, e xcept as may be expressly agreed to in writing.

        F. Time. Time is of the essence for all purposes of this Agreement.

        G. Conformity. Any provision hereof which is in conflict with applicable laws as of the date hereof, is hereby amended to conform to and comply with such laws to the maximum and fullest extent permitted thereunder. If, as a result of such law, conflict, and/or required amendment thereto, any term, obligation, right, condition, or provision thereof is held invalid, inoperative, void, or unenforceable, herein the "Offensive Provision", the remaining provisions hereof shall (a) remain in full force; (b) in no way be altered, affected, impaired, invalidated, or otherwise changed by the Offensive Provision; and (c) be interpreted, construed, and applied as though the Offensive Provision was not in the first instance contained herein.

        H. Construction. The terms and provisions hereof have been determined by arms-length negotiation by the Parties hereto. In the event of a dispute, the terms hereof should not be construed against any Party as drafter, notwithstanding the fact that ILD may have physically prepared or processed the written form hereof.

        I. Counterparts. This Agreement, or any amendments, thereto, may be executed in one or more counterparts, each of which shall constitute and be deemed an original. All of the counterparts collectively or together shall constitute one and the same instrument and agreement, binding on all the Parties. Counterpart copies of this Agreement need not be signed by more than one (1) Party and may be in the form of (i) original copy, (ii) photocopy, and/or (iii) fax copy.

        J. Termination. Either Party may terminate and end this Agreement at any time, for any reason, and without any ongoing liability to the other Party upon receipt of written notice thereof by the Non-Terminating Party.

        K. Continued Application. Certain of the terms and provisions of this Agreement, herein 'Enforceable Terms', shall continue t o apply to and be enforceable against the Parties, notwithstanding the termination of this Agreement. The Enforceable Terms will include, but not be limited to the following:

           i. Payment of commissions earned prior to the Date of the termination but which remain unpaid as of the Termination. See paragraph 6 hereof;
           ii. The Non-Solicitation obligations of paragraph 7; and
           iii. The Dispute Resolution and Arbitration requirements of paragraph 10.

 12. GENERAL PROVISIONS.

        A. Notices. All notices, including all demands, consents, requests or other communications, given or furnished pursuant hereto must be given in writing to be effective and binding, herein referred to as "Notices". The Notices may be sent by (i) ordinary, first class U.S. mail, (ii) certified or registered U. S. Mail, regardless if the return receipt is received by the sender, (iii) any private next-day delivery carrier or couriers, or their equivalent, (iv) telegram, telecopy, telex, fax, or (v) person al service. All Notices must be properly addressed and contain the appropriate or respective addresses as provided herein. All Notices are intended to and shall be effective on the actual date of the Notice. The Notices shall be deemed received and delivered for all purposes one (1) day after the same is deposited or delivered to the carrier or transmitter for the same regardless of the actual date of receipt. If the last day for the giving or receiving of any Notice or performing any act under this Note is a Saturday, /Sunday or legal holiday in the State of Michigan, then in such event, the time period and date shall be automatically extended to the next business day which is not a Saturday, Sunday or legal holiday in the State of Michigan. Any Party may change its address for purposes of the Notices by giving Notice of any such change to all the other Parties. Unless and until the Parties are notified of a change in address, all Notices shall be sent to the Parties at the address contained in this Agreement.

        B. Confidentiality. All business information, including but not limited to design, engineering, and related information, regardless of its form, concerning the business and customers of ILD is very valuable and confidential,herein. "Confidential Information". DES, SD and RM shall hold, retain, and maintain in the strictest confidence, and shall not disclose in any manner whatsoever, the Confidential

Information. DES, SD and RM will use the Confidential Information for the sole and exclusive benefit of ILD and the customer of ILD.

        C. Costs. The prevailing Party in any dispute may receive from the losing or non-prevailing Party all costs and expenses incurred by the prevailing Party by reason of any such dispute or dispute resolution or on account of enforcing the terms hereof, including but not limited to, travel expenses, court costs, and actual attorneys' fees.

        D. Binding Effect. All rights and obligations contained in this Agreement shall be binding upon and inure to the respective Parties, their successors and assigns, if any.

        E. Execution. The Parties, each, separately and individually, have (i) carefully read, fully understand and agree to all of the terms and provisions of this Agreement; (ii) consulted with, received from, and been represented by separate and independent legal counsel at all times prior to and simultaneous with the execution and implementation of this Agreement; (iii) signed this Agreement as their free act and deed without coercion, duress, or other undue influence whatsoever; and (iv) executed and de livered this Agreement as of the date first set forth hereinabove. The Parties acknowledge that the Law firm of Maddin, Hauser, Wartell, Roth, Heller & Pesses, P.C. represents only Inmold Lukmani Design Technologies, Inc. and not any of the other Parties and the Parties hereby waive any claim of conflict of interest related to the involvement of Maddin, Hauser, et al.

                   THIS SPACE WAS INTENTIONALLY LEFT BLANK.

                        THIS AGREEMENT CONTINUES ON THE

                        NEXT PAGE WITH PARAGRAPH 12.F.

        F. RECEIPT THE PARTIES HEREBY ACKNOWLEDGE AND ACCEPT A COMPLETE COPY OF THIS AGREEMENT.

In the Presence of:                   DESIGN ENGINEERING SERVICES, INC.

                                      By: /s/ Sheryar Durrani
------------------------------           ---------------------------------
                                            Sheryar Durrani, President
[illegible]
------------------------------



                                      INMOLD LUKMANI DESIGN TECHNOLOGIES,
                                      INC.

[illegible]                           By: /s/ Nasser Lukmani
------------------------------           ---------------------------------
                                           Nasser Lukmani, President

[illegible]
------------------------------

                                          /s/ Sheryar Durrani
------------------------------           ---------------------------------
                                         Sheryar Durrani, individually

[illegible]                               /s/ Richard L. Matsu
------------------------------           ---------------------------------
                                         Richard L. Matsu, individually

[illegible]                               /s/ Nasser Lukmani
------------------------------           ---------------------------------
                                         Nasser Lukmani, individually

                               [DES LETTERHEAD]


DESIGN ENGINEERING SERVICES INC.
RATE SCHEDULE FOR INMOLD DEVELOPMENT
1/25/99

          HOURS        RATE/HR
      ---------------------------
           500           $85
          2500           $75
         5,000           $65
        10,000           $55
        15,000           $53
        20,000           $50
        25,000           $50


      [GRAPH OF HOURS - RATE/HR APPEARS HERE]


Assumptions

1. Number of Hours worked is based on number of Design Engineers assigned multiplied by 2000 hours/year
2. Development budget for next quarter to be reviewed in previous mid-quarter
3. Required # of Design Engineers for next quarter agreed upon one month previous to next quarter


Approved:  /s/  Sheryar Durrani                Date:      1/25/99
         ------------------------------------           ------------
                Sheryar Durrani


Approved:  /s/  Nasser Lukmani                 Date:      1/25/99
         ------------------------------------           ------------
                Nasser Lukmani

--------------------------------------------------------------------------------

                               SERVICE AGREEMENT

                                    BETWEEN

                                  INMOLD, INC.

                                      AND

                       DESIGN ENGINEERING SERVICES, INC.,


                       DATED  ____________________, 1999


--------------------------------------------------------------------------------

                               SERVICE AGREEMENT

                                    BETWEEN
                                  INMOLD, INC.
                                      AND
                       DESIGN ENGINEERING SERVICES, INC.

                               TABLE OF CONTENTS
                               -----------------

                                                                            PAGE
                                                                            ----
1. PARTIES                                                                     1
   -------

2. DATES                                                                       1
   -----

3. RECITAL                                                                     1
   -------

4  CONSIDERATION                                                               2
   -------------

5. SERVICES                                                                    2
   --------

6. COMMISSION                                                                  2
   ----------

7. NON SOLICITATION                                                            2
   ----------------

8. CONSENT                                                                     3
   -------

9. PURCHASE OPTION                                                             3
   ---------------

10. DISPUTE RESOLUTION                                                         4
    ------------------

11. INTERPRETATION AND CONSTRUCTION                                            5
    -------------------------------

12. GENERAL PROVISIONS                                                         7
    ------------------

                                 INMOLD, INC.
                                      AND
                       DESIGN ENGINEERING SERVICES, INC.
                               SERVICE AGREEMENT


1. PARTIES. This Service Agreement, herein "Agreement", is made by and between the following parties:

   A. Inmold, Inc., whose address 775 East Big Beaver, Suite 312, Troy, Michigan 48083, herein "II".

   B. Design Engineering Services, Inc., whose address is 30800 Telegraph Road, Suite 1947, Bingham Farms, Michigan 48025, herein "DES",

   C. Sheryar Durrani, whose address is 30800 Telegraph Road, Suite 1947, Bingham Farms, Michigan 48025, herein "SD", and

   D. Richard L. Matsu, whose address is 30800 Telegraph Road, Suite 1947, Bingham Farms, Michigan 48025, herein "RM".

   E. Nasser Lukmani, whose address is 30800 Telegraph Road, Suite 1947, Bingham Farms, Michigan 48025, herein NL.

   F. II, DES, SD, NL, and/or RM may be collectively and jointly referred to as the "Parties" and individually or separately as a "Party".

2. DATES. This Agreement is

   A. Entered into and dated as of __________, 1999, and

   B. Made and effective as of and retroactive back to ________, 1999.

3. RECITAL. The following is a recital of some of the facts involved in this Agreement.

   A. DES is in the business of providing engineering and design services.

   B. II is in the business of engineering, designing, and manufacturing certain items for the automobile industry.

   C. The Parties want to establish a close working relationship, and provide for certain of the terms of the relationship between DES and II.

4. CONSIDERATION. For and in consideration of the mutual obligations and benefits contained herein and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged and accepted, and with the intent to be legally bound hereby, the Parties hereby agree to and accept the terms and provisions contained in this Agreement.

5. SERVICES.

   A. DES will provide II with engineering, design, and related consulting services, herein 'Services' as reasonably requested by II.

   B. DES will use best efforts to treat II as a preferred customer and provide the Services to II on the best and most favored customer basis as it relates to pricing, timing, delivery, priority, and quality.

   C. DES will provide II with not less than 200 hours per year at an hourly rate not to exceed $65 per hour during the first year of this Agreement. DES and If will review and adjust the requested Service hours on not less than a quarterly basis.

   D. II may extend and renew this Agreement and the Services to be provided by DES for four (4) additional years, or for a total of five years. DES may increase the hourly rate of the Services $5 per year during the term of this Agreement, or any renewal thereof, beginning the second year of this Agreement. II may extend and renew this Agreement for additional time periods as may be mutually agreed upon.

   E. The Parties will try to have the customer pay the development costs for all products or parts, whenever possible and/or reasonably appropriate.

6. COMMISSION. II will pay DES a commission, herein "Commission", on and for all sales, leads, referrals, and/or introductions, herein "Referrals", by and/or from DES referrals to II. The Commission to be paid by II to DES will be as mutually agreed upon, but not less than One (1%) Percent of the Gross Sales generated on such qualified Referrals from DES. DES may not receive more than one fee or Commission for a matter. For example, DES may not receive a Commission from II on any matter DES receives an hourly Service Fee from II.

7. NON SOLICITATION.


   A. The Parties will not solicit any business or employee of any other Party, herein "Non Solicitation Obligation".

   B. For purposes of this Non Solicitation Obligation:

      (i) A Party will mean and will include any entity (a Party) owns, or controls, is employed by, contracts with, and/or otherwise has the ability to influence.

      (ii) Solicit and/or Solicitation will mean:

           a. For business, any attempt to obtain any business from, to influence the customer to do business with any one other than the Party then doing the business, and/or to otherwise change the relationship between the customer and that Party.

           b. For an Employee, an attempt to hire and/or to otherwise change the relationship between the Party and any employee of that Party.

      (iii) Business will mean any Service related to a product, part, component, and/or related item which a Party subcontracts and/or otherwise involves the other Party on or with, except any part which a Party is or may have worked on in the past.

      (iv) Employee will mean any current to future employee, contractor, vendor, and/or supplier of any Party.

      (v) This Non Solicitation Obligation will exist during the term of this Agreement and will continue for the term of one (1) year following the termination of the last business, service, and/or agreement between the Parties.

   C. II will not develop DES technologies, herein "DES Technologies", during the term of this Agreement. II, however, may develop such DES Technologies if this Agreement is terminated.

8. CONSENT. DES, SD, NL, and RM do hereby acknowledge and consent to the formation of Inmold Lukmani Design Technologies, Inc., herein "ILD", by NL and II and waive all claims against NL, ILD, and II which they may have in connection with the creation, ownership, operation, and competition involving ILD.

9. PURCHASE OPTION.

   A. DES, NL, and SD, jointly and severally, hereby grant and give II the third right of refusal option and right to purchase their interest in and to DES, herein "Purchase Option".

   B. The Purchase Option shall be subordinate, (i) and third only to the prior first right of refusal and purchase option, herein "FRR", granted by DES to SD and NL, and, (ii) third to the second right of refusal and purchase option granted by DES to Inmold Lukmani Design Technologies, Inc., herein "ILD".

   C. The Purchase Option shall become operative and available to II upon the following:
      (i)   First, after SD and NL waive or fail to exercise their respective
            FRR,

      (ii)  Second, ILD waives or fails to exercise its FRR, and,

      (iii) Third, upon the following:
            (a) DES, SD and/or NL receive an offer to purchase or otherwise desire to sell its stock or assets,

            (b) SD dies, or

            (c) NL dies.

   D. The Purchase Option shall be on the same terms, provisions, pricing, and timing as the FRR so that II stands third and behind only, SD and NL, who are first, and ILD, who is second, in acquiring any interests in or to DES.

10. DISPUTE RESOLUTION

   A. Self Regulation. In the event of a dispute, the Parties shall use best efforts and diligently attempt, in good faith, to resolve and settle the disagreement as quickly, reasonably, and as confidentially as possible. The Parties will make every effort to avoid arbitration.

   B. Arbitration. In the event the Parties are unable to settle their differences among themselves, then the Parties shall arbitrate, herein "Arbitration", such disputes. Notwithstanding anything to the contrary, such Arbitration shall be as follows:

      i. In accordance with the Rules of the American Arbitration Association for a three-member panel, except as may be specifically provided herein.

      ii. Located only in Southfield, Michigan, U.S.A. The Parties consent to the exclusive jurisdiction and venue of Oakland County, Michigan, U.S.A. for this Arbitration and any enforcement proceeding.

      iii. The sole and exclusive method for the resolution of all disputes and disagreements among the Parties and in place of all other or alternative judicial procedures.

      iv. Conducted and concluded on a confidential basis. The parties shall not disclose and shall not assist others in the disclosure of any information whatsoever concerning the nature of the dispute.

      v. Conducted and concluded on an expedited basis such that the time limit for any individual or separate action shall not exceed fifteen (15) days, herein the "15-Day Rule", unless otherwise agreed to by the Parties. The 15-Day Rule shall mean there will be only 15 days to do and take each individual or separate action, including but not limited to the following:
            (a) Answer or respond to all responsive pleadings;
            (b) Select the arbitrators;
            (c) Conduct all discovery;
            (d) Hold any hearings;
            (e) Issue final, binding opinion after the hearing;
      vi. Concluded and a final, binding, and written Arbitration award issued within 180 days of first filing the request for Arbitration, notwithstanding anything to the contrary, including but not limited to: (a) any rules of AAA, or
(b) the 15-Day Rule.
      vii. Award costs and actual attorneys fees to the prevailing party. The Prevailing Party shall be the party awarded the most amount of money from any claim, counter-claim, cross-claim, or otherwise. The Arbitrators shall have the authority to award any legal and/or equitable remedy, including, but not limited to (a) specific enforcement and (b) permanent restraining orders, notwithstanding anything to the contrary.
      viii. Binding on all Parties and all Parties. consent to the immediate enforcement of any Arbitration award by the appropriate court. If a Party ('Enforcing Party") files a lawsuit to seek the enforcement of an Arbitration award, the non-complying pa rty ('Defaulting Party') shall pay the enforcing party as follows:
            (a) Double the Arbitration award; and
            (b) Interest at 20% per annum from commencement of the Arbitration proceeding;
            (c) All costs, including actual attorneys fees, of the Enforcing Party from commencement of the Arbitration; and
            (d) Any other award, damage, and/or penalty which the Court believes appropriate.

   C. Governing Law. This Agreement and any Arbitration will be governed by and construed in accordance with the laws of the State of Michigan.

11. INTERPRETATION AND CONSTRUCTION.

    A. Entire Agreement. This Agreement represents the entire and integrated Agreement between the Parties relative to the subject matter hereof. No amendment, modification, or change to this Agreement shall be effective or binding unless reduc ed to writing and signed by all the Parties.

    B. Conflicts. In the event of a direct conflict between this Agreement and any other agreement, herein referred to as "Other Agreements", this Agreement, or any amendment hereto, shall govern and control the Other Agreements, notwithstanding anything to the contrary.

   C. Number and Gender. Whenever required by the context or use, the singular work shall include the plural word and the masculine gender shall include the feminine and/or neuter gender.

   D. Captions. The paragraph titles, headings, and/or captions contained herein have been inserted solely as a means of reference and convenience. Such captions shall not affect the interpretation or construction hereof and shall not define, limit, extend, or otherwise describe the scope or the intent of any provision contained herein.

   E. Waiver. No action or omission by any Party, including but not limited to any extension, modification, amendment, forbearance, delay, acceleration, indulgence, or concession with regarding thereto, if any, is intended to, nor shall constitute or be deemed a waiver, discharge, or release of any other Party or term, of this Agreement, or any obligation or right established thereby, nor shall any such action or omission constitute an approval of, or acquiescence in, any breach hereof, except as may be expre ssly agreed to in writing.

   F. Time. Time is of the essence for all purposes of this Agreement.

   G. Conformity. Any provision hereof which is in conflict with applicable laws as of the date hereof, is hereby amended to conform to and comply with such laws to the maximum and fullest extent permitted thereunder. If, as a result of such law, conflict, and/or required amendment thereto, any term, obligation, right, condition, or provision thereof is held invalid, inoperative, void, or unenforceable, herein the 'Offensive Provision', the remaining provisions hereof shall (a) remain in full force; (b) in no way be altered, affected, impaired, invalidated, or otherwise changed by the Offensive Provision; and (c) be interpreted, construed, and applied as though the Offensive Provision was not in the first instance contained herein.

   H. Construction. The terms and provisions hereof have been determined by arms-length negotiation by the Parties hereto. In the event of a dispute, the terms hereof should not be construed against any Party as drafter, notwithstanding the fact that II may have physically prepared or processed the written form hereof.

   I. Counterparts. This Agreement, or any amendments thereto, may be executed in one or more counterparts, each of which shall constitute and be deemed an original. All of the counterparts collectively or together shall constitute one and the same instrument and agreement, binding on all the Parties. Counterpart copies of this Agreement need not be signed by more than one (1) Party and may be in the form of (i) original copy, (ii) photocopy, and/or (iii) fax copy.

   J. Termination. Either Party may terminate and end this Agreement, at any time, for any reason, and without any ongoing liability to the other Party, upon receipt of written notice thereof by the Non-Terminating Party.

    K. Continued Application. Certain of the terms and provisions of this Agreement, herein "Enforceable Terms", shall continue to apply to and be enforceable against the Parties, notwithstanding the termination of this Agreement. The Enforceable Terms will include, but not be limited to the following:

       i. Payment of Commissions earned prior to the Date of the termination but which remain unpaid as of the Termination. See Paragraph 6 hereof.
       ii.  The Non-Solicitation obligations of Paragraph 7, and
       iii. The Dispute Resolution and Arbitration requirements of Paragraph 10.

12. GENERAL PROVISIONS.

    A. Notices. All notices, including all demands, consents, requests or other communications, given or furnished pursuant hereto must be given in writing to be effective and binding, herein referred to as 'Notices'. The Notices may be sent by (i) ordinary, first class U.S. mail, (ii) certified or registered U. S. Mail, regardless if the return receipt is received by the sender, (iii) any private next-day delivery carrier or couriers, or their equivalent, (iv) telegram, telecopy, telex, fax, or (v) personal service. All Notices must be properly addressed and contain the appropriate or respective addresses as provided herein. All Notices are intended to and shall be effective on the actual date of the Notice. The Notices shall be deemed received and delivered for all purposes one (1) day after the same is deposited or delivered to the carrier or transmitter for the same regardless of the actual date of receipt. If the last day for the giving or receiving of any Notice or performing any act under this Note is a Saturday, /Sunday or legal holiday in the State of Michigan, then in such event, the time period and date shall be automatically extended to the next business day which is not a Saturday, Sunday or legal holiday in the State of Michigan. Any Party may change its address for purposes of the Notices by giving Notice of any such change to all the other Parties. Unless and until the Parties are notified of a change in address, all Notices shall be sent to the Parties at the address contained in this Agreement.

   B. Confidentiality. All business information, including but not limited to design, engineering, and related information, regardless of its form, concerning the business and customers of 11 is very valuable and confidential, herein "Confidential Information". DES, SD, NL, and RM shall hold, retain, and maintain in the strictest confidence, and shall not disclose in any manner whatsoever, the Confidential Information. DES, SD, NL, and RM will use the Confidential Information for the sole and exclusive benefit of 11 and the customers of II.

   C. Costs. The prevailing Party in any dispute may receive from the losing or non-prevailing Party all costs and expenses incurred by the prevailing Party by reason of any such dispute or dispute resolution or on account of enforcing the terms hereof, including but not limited to, travel expenses, court costs, and actual attorneys' fees.

   D. Binding effect. All rights and obligations contained in this Agreement shall be binding upon and inure to the respective Parties, their successors and assigns, if any.

   E. Execution. The Parties, each, separately and individually, have (i) carefully read, fully understand and agree to all of the terms and provisions of this Agreement; (ii) consulted with, received from, and been represented by separate and independent legal counsel at all times prior to and simultaneous with the execution and implementation of this Agreement; (iii) signed this Agreement as their free act and deed without coercion, duress, or other undue influence whatsoever; and (iv) executed and delivered d this Agreement as of the date first set forth hereinabove. The Parties acknowledge that the Law Firm of Maddin, Hauser, Wartell, Roth, Heller and Pesses, P.C. represents only Inmold Lukmani Design Technologies, Inc. and not any of the other Parties and the Parties hereby waive any claim of conflict of interest related to the involvement of Maddin, Hauser, et al.

                   THIS SPACE WAS INTENTIONALLY LEFT BLANK.

                        THIS AGREEMENT CONTINUES ON THE

                             NEXT PAGE WITH 12.F.

F. RECEIPT THE PARTIES HEREBY ACKNOWLEDGE AND ACCEPT A COMPLETE COPY OF THIS AGREEMENT.

In the Presence of:                      DESIGN ENGINEERING SERVICES, INC.

                                         By:
------------------------                    ----------------------------------
                                             Sheryar Durrani, President


------------------------


                                         INMOLD, INC.


                                         By:
------------------------                    ----------------------------------
                                              Filipp J. Kreissi, President


------------------------


------------------------                    ----------------------------------
                                            Sheryar Durrani, individually


------------------------                    ----------------------------------
                                            Richard L. Matsu, individually

------------------------                    ----------------------------------
                                            Nasser Lukmani, individually

                    CONSENT RESOLUTIONS AND AUTHORIZATIONS
                                  IN LIEU OF
                                SPECIAL MEETING
                                      OF
                                 THE DIRECTORS
                                      OF
                   INMOLD LUKMANI DESIGN TECHNOLOGIES, INC.
                                      FOR
                              INMOLD/DES MATTERS


        The Undersigned, being all of the Board of Directors of Inmold Lukmani Design Technologies, Inc. ('Corporation'), a Michigan corporation, do hereby consent to and adopt the following resolutions and authorizations as and for the actions of all of the Directors of the Corporation in lieu of holding a formal or Special Meeting of the Directors.

        1. Inmold/DES Matters.

        RESOLVED, that the Corporation is authorized and directed to enter into any appropriate agreements related to the design, engineering and related services involving lnmold, Inc. and Design Engineering Services, Inc. ("DES"). This authorization specifica lly includes, but is not limited to the execution and performance of certain Service Agreements with Inmold, Inc. and DES.

        2. Waiver of Notice.

        RESOLVED, the Directors do hereby waive the necessity of a prior written notice of a meeting and the necessity of holding an actual formal or special meeting of the same.

        4. Agent Ratificationification.

        RESOLVED, the Corporation ratifies, affirms, and approves any and all actions taken prior to the date hereof, on behalf of the Corporation by the Directors and/or Officers and acknowledges as being the obligations of the Corporation any and all contracts, liabilities and/or undertakings entered into and/or approved by the Directors and/or Officers of the Corporation on behalf of the Corporation relative to the Proposed Transaction.

        4. Binding Effect.

        RESOLVED, the Resolutions contained herein shall be binding upon the Corporation in accordance with the terms of the particular Resolution, without the need of any other form of written agreement, plan, acknowledgment, receipt, or any other item whatsoever.

Consent Resolutions in Lieu of
Special Meeting of the Directors
of Inmold Lukmani Design Technologies, Inc.                           Page 2

        5. Conflict.

        RESOLVED, this Resolution supersedes, cancels, and replaces any prior Minutes, Resolutions and Consents of the Directors when or if these Minutes or Resolutions conflict with any such prior Authorizations, Consents, or Agreements of the Directors.

        6. Minutes,

        RESOLVED, the Secretary shall be, and hereby is, authorized and directed to make the original, and/or a copy of this Resolution and Decision part of the official minutes of the Corporation.

        7. Further Authorizations.

        RESOLVED, any of the Officers of the Corporation, together or individually, are authorized, empowered and directed to do any and all acts and things necessary, desirable and/or appropriate to implement, effectuate and/or accomplish the foregoing Resolutions, even if the same may not have been specifically detailed herein, without the need for additional meetings, communications, authorizations or consents with and/or from the Shareholder and Directors, on behalf of the Corporation, including by way of illustration stration and not limitation, the execution of any documents and the payment of any monies.

                                                "DIRECTORS"

                                                -----------------------------
                                                Nasser Lukmani


                                                -----------------------------
                                                Arif a Hasan


                                                -----------------------------
                                                Filipp J. Kreissl

Dated:______________________, 1999

                    CONSENT RESOLUTIONS AND AUTHORIZATIONS
                                  IN LIEU OF
                                SPECIAL MEETING
                                      OF
                                 THE DIRECTORS
                                      OF
                                 INMOLD, INC.
                                      FOR
                                LUKMANI MATTER

        The Undersigned, being all of the Directors of Inmold, Inc., ("Corporation'), do hereby consent to and adopt the following resolutions as and for the actions of the Directors of the Corporation in lieu of holding a formal or Special Meeting of the Directors.

        1. Lukmani Matter.

        RESOLVED, the Corporation is authorized and directed to enter into all agreements and to pay the appropriate costs related to the for mation and operation of a certified minority business enterprise, herein 'Proposed Transaction.' This Authorization specifically includes, but is not limited to the execution and performance of the following:

                A. Articles of Incorporation, By-Laws, and Shareholder Agreement for Inmold Lukmani Design Technologies, Inc. ('ILD').

                B. Service Agreements with ILD and Design Engineering Services, Inc. ('DES').

                C. Stock Option Agreement with Nasser Lukmani, Sheryar Durrani and Richard Matsu, and

                D. Engagement Letter Agreement with the law firm of Maddin, Hauser, Wartell, Roth, Heller & Pesses, P.C.

        2. Waiver of Notice.

        RESOLVED, the Directors do hereby waive the necessity of a formal written notice of a meeting of the Directors of the Corporation and the necessity of holding an actual formal or special meeting of the same.

Consent Resolutions and Authorizations
in Lieu of Special Meeting of the Directors
of Inmold, Inc.                                                        Page 2


        3. Agent Ratification.

        RESOLVED, the Corporation: (A) ratifies, affirms, and approves any and all actions taken prior to the date hereof on behalf of the Corporation by the Directors and/or officers of the Corporation; and (B) acknowledges as being the obligations of the Corporation any and all contracts, liabilities and/or undertakings entered into and/or approved by the Directors and/or officers of the Corporation on behalf of the Corporation relative to the Proposed Transaction.

        4. Binding Effect.

        RESOLVED, the Resolutions and Authorizations contained herein shall be binding upon the Corporation in accordance with the terms of the particular Resolutions or Authorizations, without the need of any other form of written agreement, plan, acknowledgment, receipt, or any other item whatsoever.

        5. Conflict.

        RESOLVED, these Resolutions and Authorizations supersede, cancel, and replace any prior Minutes, Resolutions and Consents of the Directors when or if these Minutes or Resolutions conflict with any such prior Authorizations, Consents, or Agreements of the Directors.

        6. Minutes.

        RESOLVED, the Secretary shall be, and hereby is, authorized and directed to make the original, and/or a copy of these Resolutions, Authorizations and Decisions part of the official minutes of the Corporation.

        7. Further Authorizations.

        RESOLVED, the Directors and/or officers of the Corporation are authorized, empowered and directed to do any and all acts and things necessary, desirable and/or appropriate to implement, effectuate and/or accomplish the foregoing Resolutions, even if the same may not have been specifically detailed herein, without the need for additional meetings, communications, authorizations or consents with and/or from the Directors, on behalf of the Corporation, including by way of illustration and not limitation, the execution of any documents and payment of any monies.

Consent Resolutions and Authorizations
in Lieu of Special Meeting of the Directors
of Inmold, Inc.                                                    Page 3



                                                DIRECTORS:



                                                -------------------------
                                                David S. Eberly


                                                -------------------------
                                                John R. Edman


                                                -------------------------
                                                Philip B. Fischer


                                                -------------------------
                                                John F. Horner


                                                -------------------------
                                                Filipp J. Kreissl


                                                -------------------------
                                                Mayer Morganroth


                                                -------------------------
                                                J. Will Paull


                                                -------------------------
                                                John M. Sanders


                                                -------------------------
                                                Joseph P. Schmidt


                                                -------------------------
                                                David C. Schifflett


                                                -------------------------
                                                Owen A. Pierce



                                                -------------------------



                                                -------------------------



Dated:____________________, 1999

                    CONSENT RESOLUTIONS AND AUTHORIZATIONS
                                  IN LIEU OF
                                SPECIAL MEETING
                                      OF
                                 THE DIRECTORS
                                      OF
                       DESIGN ENGINEERING SERVICES, INC.
                                      FOR
                            INMOLD LUKMANI MATTERS


        The Undersigned, being all of the Board of Directors of Design Engineering Services, Inc. ("Corporation"), a Michigan corporation, do hereby consent to and adopt the following resolutions and authorizations as and for the actions of all of the Directors of the Corporation in lieu of holding a formal or Special Meeting of the Directors.

        1. Inmold Lukmani Matters.

        RESOLVED, that the Corporation is authorized and directed to enter into any appropriate agreements related to the formation of a certified minority business enterprise involving Nasser Lukmani and Inmold, Inc., herein 'Proposed Transaction.' This authorization specifically includes, but is not limited to the execution and performance of certain Service Agreements with Inmold, Inc. and Inmold Lukmani Design Technologies, L.L.C.


        2. Waiver of Notice.

        RESOLVED, the Directors do hereby waive the necessity of a prior written notice of a meeting and the necessity of holding an actual formal or special meeting of the same.

        4. Agent Ratification ification.

        RESOLVED, the Corporation ratifies, affirms, and approves any and all actions taken prior to the date hereof, on behalf of the Corporation by the Directors and/or Officers and acknowledges as being the obligations of the Corporation any and all contracts, liabilities and/or undertakings entered into and/or approved by the Directors and/or Officers of the Corporation on behalf of the Corporation relative to the Proposed Transaction.

        4. Binding Effect.

        RESOLVED, the Resolutions contained herein shall be binding upon the Corporation in accordance with the terms of the particular,- Resolution, without the need of any other form of written agreement, plan, acknowledgment, receipt, or

Consent Resolutions in Lieu of
Special Meeting of the Directors
of Design Engineering Services, Inc.                               Page 2


any other item whatsoever.

        5. Conflict.

        RESOLVED, this Resolution supersedes, cancels, and replaces any prior Minutes, Resolutions and Consents of the Directors when or if these Minutes or Resolutions conflict with any such prior Authorizations, Consents, or Agreements of the Directors.

        6. Minutes.

        RESOLVED, the Secretary shall be, and hereby is, authorized and directed to make the original, and/or a copy of this Resolution and Decision part of the official minutes of the Corporation.

        7. Further Authorizations.

        RESOLVED, any of the Officers of the Corporation, together or individually, are authorized, empowered and directed to do any and all acts and things necessary, desirable and/or appropriate to implement, effectuate and/or accomplish the foregoing Resolutions, even if the same may not have been specifically detailed herein, without the need for additional meetings, communications, authorizations or consents with and/or from the Shareholder and Directors, on behalf of the Corporation, including by way of illu stration and not limitation, the execution of any documents and the payment of any monies.

                                                "DIRECTORS"

                                                ----------------------------
                                                Sheryar Durrani


                                                ----------------------------
                                                Nasser Lukmani


                                                ----------------------------
                                                Richard L. Matsu



Dated:___________________, 1999

--------------------------------------------------------------------------------

                               CORPORATE SUMMARY

                                      FOR

                                 INMOLD LUKMANI
                           DESIGN TECHNOLOGIES, INC.


--------------------------------------------------------------------------------

                                                             Ian D. Pesses, Esq.
                                                  Maddin, Hauser, Wartell, Roth,
                                                           Heller & Pesses, P.C.
                                                      Third Floor - Essex Centre
                                                         28400 Northwestern Hwy.
                                                     Southfield, Michigan  48034
                                                      Telephone:  (248) 354-4030
                                                            Fax:  (248) 354-1422

                               CORPORATE SUMMARY
                               -----------------
                                      for
                                      ---
                                 INMOLD LUKMANI
                                 --------------
                           DESIGN TECHNOLOGIES, INC.
                           -------------------------


A.       FORMATION

         1.  State                   Michigan

         2.  Dates
             a. Incorporation        2/__/99
             b. Amendments           None

B.       NAMES

         1.  Current                 Inmold Lukmani
                                     Design Technologies, Inc.

         2.  Prior                   None

         3.  Assumed                 ILD Technologies

C.       I.D. NOS.

         1.  IRS/EIN                 38-_______________

         2.  Michigan                __________________

D.       CAPITALIZATION

         1.  Authorized              60,000

         2.  Par Value                 -0-

         3.  Issued                   1,000

E.       SHAREHOLDERS
                                              Shares               Percent
                                              ------               -------
         1.  Nasser Lukmani                     410                  41%

         2.  Arifa Hasan                        100                  10%

         3.  Inmold, Inc.                       490                  49%
                                                ---                  ---
                                      TOTAL   1,000                 100%

F.       DATES

         1.  Year End                 Calendar

         2.  Annual Meeting           Month of March

G.       AGENTS

         1.  Resident Agent           Ian D. Pesses

         2.  Registered Address       Maddin Hauser, Wartell, Roth,
                                      Heller & Pesses, P.C.
                                      Third Floor Essex Centre
                                      28500 Northwestern Hwy.
                                      Southfield, Michigan  48034

         3.  Directors                a.  Nasser Lukmani
                                      b.  Arifa Hasan
                                      c.  Fillip Kreissl

         4.  Officers                 a.  Nasser Lukmani, President
                                          and Treasurer
                                      b.  Arifa Hasan, Secretary

         5.  Accountant               Richard ("Dick") D. Pagac, CPA
                                      Pagac & Company, PC
                                      1750 S. Telegraph Rd., Ste. 203
                                      Bloomfield Hills, MI  48302
                                      (T) 248-338-0770
                                      (F) 248-338-2625

         6.  Counsel                  Ian D. Pesses, Esq.
                                      Maddin Hauser, Wartell, Roth,
                                      Heller & Pesses, P.C.
                                      Third Floor Essex Centre
                                      28500 Northwestern Hwy.
                                      Southfield, Michigan  48034
                                      (T/Dir.) 248-827-1866
                                      (T/Gen) 248-3540-4030
                                      (F) 248-354-1422

H.     SPECIAL AGREEMENTS

                            1. Shareholder Agreements, dated  ____,
                            1999.

                            2. Service Agreements, dated ____,
                            1999, with
                              a.  Inmold, Inc.
                              b.  Design Engineering Services, Inc.

I.     SPECIAL CERTIFICATION
                            1. Certified Minority Business Enterprise, obtained from the Michigan Minority Business Development Council, on ________________, 1999.

J.     AFFILIATIONS
                            1.  Inmold Lukmani Manufacturing, Inc.

--------------------------------------------------------------------------------

                                  SHAREHOLDER

                                      AND

                              STOCK LEDGER SUMMARY

                                      FOR

                    INMOLD LUKMANI DESIGN TECHNOLOGIES, INC.

--------------------------------------------------------------------------------



                                                             Ian D. Pesses, Esq.
                                                  Maddin, Hauser, Wartell, Roth,
                                                           Heller & Pesses, P.C.
                                                      Third Floor - Essex Centre
                                                         28400 Northwestern Hwy.
                                                     Southfield, Michigan  48034
                                                      Telephone:  (248) 354-4030
                                                            Fax:  (248) 354-1422

                    INMOLD LUKMANI DESIGN TECHNOLOGIES, INC.

                      SHAREHOLDER SUMMARY AND STOCK LEDGER
                      ------------------------------------



A.     SUMMARY OF HEADINGS
       -------------------
       B. CURRENT SHAREHOLDERS
       C. OPTIONS
       D. STOCK LEDGER



B.    CURRENT SHAREHOLDERS                               Shares              Percent                     Certificates
      --------------------                                                   -------                     ------------
       1.  Nasser Lukmani Living Trust                       400                  41%                           #1

       2.  Arifa Hasan                                       100                  10%                           #2
                                                ----------------    ----------------
       3.  Inmold, Inc.                                      490                  49%                           #3
                                                ----------------    ----------------
                                                           1,000                 100%
                                                ================    ================

C.  OPTIONS
    -------
    None/Not applicable.

D.    LEDGER
      ------

  Number        Issued        Shares          Issued To        Canceled          Transferred To
  ------        ------        ------          ---------        --------          --------------

    1         02/__/99         410            Nasser Lukmani                   Original issue
    2         02/__/99         100            Arifa Hasan                      Original issue
    3         02/__/99         490            Inmold, Inc.                     Original issue

C&S 500 (12/95)(0154690)

------------------------------------------------------------------------------------------------------------
MICHIGAN DEPARTMENT OF CONSUMER AND INDUSTRY SERVICES - CORPORATION, SECURITIES & LAND DEVELOPMENT BUREAU
------------------------------------------------------------------------------------------------------------
      Date Received                                               (FOR BUREAU USE ONLY)

-----------------------------------------

--------------------------------------------------------------
Name   IAN D. PESSES
*MADDIN, HAUSER, WARTELL, ROTH, HELLER & PESSES, PC                EFFECTIVE DATE:
--------------------------------------------------------------
Address  P.O. BOX 215
*28400 Northwester Hwy., Third Floor-Essex Centre
--------------------------------------------------------------
City                              State                      Zip
*SOUTHFIELD                     MICHIGAN                   48037
------------------------------------------------------------------------------------------------------------

Document will be returned to the name and address you enter above
                                                                                      ----------------------

                                                                                 *
                                                                               -----------------------------

                           ARTICLES OF INCORPORATION
                    For use by Domestic Profit Corporations
            (Please read information and instructions on last page)

  Pursuant to the provisions of Act 284, Public Acts of 1972, the undersigned corporation executes the following Articles:

ARTICLE I
--------------------------------------------------------------------------------
The name of the corporation is:  *INMOLD LUKMANI DESIGN TECHNOLOGIES, INC.
--------------------------------------------------------------------------------

ARTICLE II
--------------------------------------------------------------------------------
The purpose or purposes for which the corporation is formed is to engage in any activity within the purposes for which corporations may be formed under the Business Corporation Act of Michigan.

*
--------------------------------------------------------------------------------

ARTICLE III

--------------------------------------------------------------------------------
The total authorized shares:

   1.  Common shares *  60,000
                    ------------------------------------------------------------

   2.  Preferred shares *   N/A
                        --------------------------------------------------------

   3. A statement of all or any of the relative rights, preferences and limitations of the shares of each class is as follows: *N/A


--------------------------------------------------------------------------------

ARTICLE IV

------------------------------------------------------------------------------------------------------------------------------------
   1.  The address of the current registered office is:  P. O. Box 215,
       *28400 Northwestern Hwy., Third Floor-Essex Centre, Southfield,                   MICHIGAN         *48037
       ---------------------------------------------------------------                   -----------------------
       (Street Address)                          (City)                                   (State)      (Zip Code)

       The mailing address of the registered office, if different than above:
       *                                                                                 MICHIGAN           *
       ---------------------------------------------------------------                   -----------------------
       (Street Address)                          (City)                                   (State)      (Zip Code)

       The name of the resident agent at the registered office is:  *IAN D. PESSES
------------------------------------------------------------------------------------------------------------------------------------

ARTICLE V
------------------------------------------------------------------------------------------------------------------------------------
The name(s) and address(es) of the incorporator(s) is (are) as follows:
                Name                                                                   Residence or Business Address

* IAN D. PESSES                                                                           28400 Northwestern Hwy.,
-------------------------------------------------------------------------------------------------------------------

*                                                                                         Third Floor-Essex Centre,
-------------------------------------------------------------------------------------------------------------------

*                                                                                         Southfield, MI  48037
-------------------------------------------------------------------------------------------------------------------

*
-------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ARTICLE VI (Optional.  Delete if not applicable.)

When a compromise or arrangement or a plan of reorganization of this corporation is proposed between this corporation and its creditors or any class of them or between this corporation and its shareholders or any class of them, a court of equity jurisdiction within the state, on application of this corporation or of a creditor or shareholder thereof, or on application of a receiver appointed for the corporation, may order a meeting of the creditors or class of creditors or of the shareholders or class of shareholders to be affected by the proposed compromise or arrangement or reorganization, to be summoned in such manner as the court directs. If a majority in number representing 3/4 in value of the creditors or class of creditors, or of the shareholders or class of shareholders to be affected by the proposed compromise or arrangement or a reorganization, agree to a compromise or arrangement or a reorganization of this corporation as a consequence of the compromise or arrangement, the compromise or arrangement and the reorganization, if sanctioned by the court to which the application has been made, shall be binding on all the creditors or class of creditors, or on all the shareholders or class of shareholders and also on this corporation.
--------------------------------------------------------------------------------

ARTICLE VII (Optional.  Delete if not applicable.)
--------------------------------------------------------------------------------

Any action required or permitted by the Act to be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice, and without a vote, if consents in writing, setting forth the action so taken, are signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on the action were present and voted. The written consents shall bear the date of signature of each shareholder who signs the consent. No written consents shall be effective to take the corporate action referred to unless, within 60 days after the record date for determining shareholders entitled to express consent to or to dissent from a proposal without a meeting, written consents dated not more than 10 days before the record date and signed by a sufficient number of shareholders to take the action are delivered to the corporation. Delivery shall be to the corporation's registered office, its principal place of business, or an officer or agent of the corporation having custody of the minutes of the proceedings of its shareholders. Delivery made to a corporation's registered office shall be by hand or by certified or registered mail, return receipt requested.

Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to shareholders who would have been entitled to notice of the shareholder meeting if the action had been taken at a meeting and who have not consented in writing.
--------------------------------------------------------------------------------

Use space below for additional Articles of for continuation of previous Articles. Please identify any Article being continued or added. Attach additional pages if needed.

                                      NONE











I, the incorporator sign my name this *         day of *                 , 1999.
                                      ---------        ----------------


*                                            *
------------------------------------         -----------------------------------
                                             Ian D. Pesses
*                                            *
------------------------------------         -----------------------------------

*                                            *
------------------------------------         -----------------------------------

*                                            *
------------------------------------         -----------------------------------

C&S 541 (3/95) (0151674)

--------------------------------------------------------------------------------
MICHIGAN DEPARTMENT OF CONSUMER AND INDUSTRY SERVICES - CORPORATION, SECURITIES
                           & LAND DEVELOPMENT BUREAU
--------------------------------------------------------------------------------
  Date Received                                        (FOR BUREAU USE ONLY)


----------------------------------------------------
Name                                                   EXPIRATION DATE:

*Ian D. Pesses, Esq.
Maddin, Hauser, Wartell, Roth, Heller & Pesses, P.C.
----------------------------------------------------
Address

*28400 Northwestern Highway
P. O. Box 215
----------------------------------------------------
City              State               Zip
*Southfield,      Michigan         48037-0215
--------------------------------------------------------------------------------

Document will be returned to the name and address you enter above.

                          CERTIFICATE OF ASSUMED NAME
                       For use by Corporations, Limited
                 Partnerships and Limited Liability Companies

          (Please read information and instructions on reverse side)

  Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), or Act 213, Public Acts of 1982 (limited partnerships), or Act 23, Public Acts of 1993 (limited liability companies), the corporation, limited partnership, or limited liability company in item one executes the following Certificate:

--------------------------------------------------------------------------------
1. The true name of the corporation, limited partnership, or limited liability company is:
                   INMOLD LUKMANI DESIGN TECHNOLOGIES, INC.
--------------------------------------------------------------------------------

2.  The identification number assigned by the Bureau is: *
--------------------------------------------------------------------------------

3. The location of the corporation or limited liability company registered office in Michigan or the office at which the limited partnership records are maintained is:

   * 28400 Northwestern Highway, Southfield,         Michigan            48034
--------------------------------------------------------------------------------
   (Street Address)                (City)            (State)          (Zip code)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. The assumed name under which business is to be transacted is: I L D TECHNOLOGIES
--------------------------------------------------------------------------------
  COMPLETE ITEM 5 ON LAST PAGE IF THIS NAME IS ASSUMED BY MORE THAN ONE ENTITY.


                    Signed this *                      day of *       , 1999
                                ----------------------        --------    --

                    By:  ____________________________________________________
                         Nasser Lukmani  (Signature)

                    President
                    -----------------------------------------------------------
                    (Type or Print Name and Title)

C&S 541

5. If the same name is assumed by two or more corporations, limited partnerships, limited partnerships, or limited liability companies, or any combination thereof, each participant corporation, limited partnership, or limited liability company shall file a separate certificate. Each assumed name certificate shall reflect the correct true name or qualifying assumed name of the other corporations, limited partnerships, or limited liability companies which are simultaneously adopting the same assumed name.


      An entity that already has the assumed name shall simultaneously file a Certificate of Termination of Assumed Name and a new Certificate of Assumed Name.


      Listed below in alphabetical order are the participating corporations and/or limited partnerships and/or limited liability companies and their identification numbers.

    ----------------------------------------------------------------------------
                                                                          *
      1.*NOT APPLICABLE
    ----------------------------------------------------------------------------
                                                                          *
      2.*
    ----------------------------------------------------------------------------
                                                                          *
      3.*
    ----------------------------------------------------------------------------
                                                                          *
      4.*
    ----------------------------------------------------------------------------
                                                                          *
      5.*
    ----------------------------------------------------------------------------
                                                                          *
      6.*
    ----------------------------------------------------------------------------
                                                                          *
      7.*
    ----------------------------------------------------------------------------
                                                                          *
      8.*
    ----------------------------------------------------------------------------
                                                                          *
      9.*
    ----------------------------------------------------------------------------
                                                                          *
      10.*
    ----------------------------------------------------------------------------
                                                                          *
      11.*
    ----------------------------------------------------------------------------
                                                                          *
      12.*
    ----------------------------------------------------------------------------
                                                                          *
      13.*
    ----------------------------------------------------------------------------
                                                                          *
      14.*
    ----------------------------------------------------------------------------
                                                                          *
      15.*
    ----------------------------------------------------------------------------

C&S 541                   Name of Person or Organization
                          Remitting Fees:
                          *Ian D. Pesses
                          ------------------------------

                          Preparer's Name and Business
                          Telephone Number:
                          *Ian D. Pesses
                          --------------------------------
                          28400 Northwestern Hwy.,
                          --------------------------------
                          Southfield, Michigan  48034
                          --------------------------------
                          (248) 354-4030
                          --------------------------------

                         INFORMATION AND INSTRUCTIONS

1. The certificate of assumed name cannot be filed until this form, or a comparable document, is submitted. This certificate is to be used by a corporation, limited partnership, or limited liability company desiring to transact business under a name other than its true name.

2. Submit one original of this document. Upon filing, the document will be added to the records of the Corporation and Securities Bureau. The original will be returned to the address you enter in the box on the front as evidence of the filing.

    Since this document will be maintained on optical disc media, it is important that the filing be legible. Documents with poor black and white contrast, or otherwise illegible, will be rejected.

3. The certificate shall be effective for a period expiring on December 31 of the fifth full calendar year following the year in which it was filed, unless a certificate of termination is filed.

4. When the same name is assumed by more than one entity, each participant corporation, limited partnership, or limited liability company must file a separate Certificate of Assumed Name. The assumed name will be effective for the same period for each participant.

5. Item 1 - The true name is the name contained in the original, amended, or restated articles of incorporation, certificate of limited partnership, or articles of organization. The true name of a foreign corporation, limited partnership, or limited liability company, is that name under which it obtained its authority to transact business or conduct affairs in Michigan.

6.  Item 2 - Enter the identification number assigned by the Bureau.

7. Item 3 - If a foreign limited partnership, this address must be that shown in item 6 of the application for registration to transact business in Michigan.

8.  The certificate must be signed in ink by

     FOR CORPORATIONS:  an authorized officer or agent
     FOR LIMITED PARTNERSHIPS:  a general partner
     FOR DOMESTIC LIMITED LIABILITY COMPANY:  a manager if management is vested in one or more managers; otherwise
                                              the signature of at least one
                                              member.
     FOR FOREIGN LIMITED LIABILITY COMPANY:   a person with authority to do so
                                              under the laws of the jurisdiction
                                              of its organization.

9. FEES: Make remittance payable to the State of Michigan. Include name and identification number on check or money order. Non-refundable filing fee.
         CORPORATION OR LIMITED PARTNERSHIP.......................        $10.00
         LIMITED LIABILITY COMPANY................................        $25.00

10.  Mail form and fee to:                             The office is located at:
         Michigan Department of Consumer & Industry
         Corporation, Securities & Land Development    6546 Mercantile Way
         Bureau
         Corporation Division                          Lansing, MI  48910
         P.O. Box 30054
         Lansing, Michigan 48909-7554                  Telephone: (517) 334-6302

              CORPORATION, SECURITIES AND LAND DEVELOPMENT BUREAU
                             Phone: (517) 334-6327
                             Fax:   (517) 334-8048


                             MICH-ELF COVER SHEET
              Authorized pursuant to P.A. 284 of 1972, as amended


                                               Submitter's Mich-Elf Filer Number

                                                            001107

Include this cover sheet as the first page of your transmission.

------------------------------------------------------------------------------------------------------------------
Name and/or ID Number appearing on document(s) INMOLD LUKMANI DESIGN TECHNOLOGIES, INC.

------------------------------------------------------------------------------------------------------------------
Title of document(s) CERTIFICATE OF ASSUMED NAME
I L D TECHNOLOGIES

------------------------------------------------------------------------------------------------------------------
Total pages including cover sheet      Number of pages in document(s)     Expected fee       Approved for up to
                 4                                   3                    $                  $
------------------------------------------------------------------------------------------------------------------
Special Instructions

PLEASE FILE THE ATTACHED ARTICLES OF ORGANIZATION AND FAX A COPY OF THE FILED
DOCUMENT TO IAN D. PESSES, ESQ., c/o MADDIN, HAUSER, WARTELL, ROTH, HELLER & PESSES, P.C.,
PHONE: 248-827-1866    FAX: 248-354-1422

------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Copies Requested (check box).  Your credit card will be billed the appropriate fee.

    [ ] Certified Copies                     [ ] Certificate of Status for Limited Liability Company

    [ ] Certificate of Good Standing         [ ] Certificate of Limited Partnership not canceled

------------------------------------------------------------------------------------------------------------------

   If you have any questions, you may contact Linda Garrison at (517) 334-6327 for assistance.
              Corporation, Securities and Land Development Bureau
                              6546 Mercantile Way
                                P.O. Box 30054
                               Lansing, MI 48909
cc:    Sandra J. McCoy
Billing Code: 07534-0002

--------------------------------------------------------------------------------

                                   BYLAWS OF
                   INMOLD LUKMANI DESIGN TECHNOLOGIES, INC.,
                             A MICHIGAN CORPORATION

--------------------------------------------------------------------------------







                                                             IAN D. PESSES, ESQ.
                                                  Maddin, Hauser, Wartell, Roth,
                                                           Heller & Pesses, P.C.
                                                       Third Floor, Essex Centre
                                                      28400 Northwestern Highway
                                                      Southfield, Michigan 48034
                                                      (248) 827-1866 (Dir. Dial)
                                                      (248) 354-4030 (Gen. Dial)
                                                            (248) 354-1422 (Fax)

                                   BYLAWS OF

                  INMOLD LUKMANI DESIGN TECHNOLOGIES, INC.,
                            A MICHIGAN CORPORATION

                               TABLE OF CONTENTS

                                                                       PAGE NO.

PREAMBLE ................................................................. 1

ARTICLE I-MEETINGS OF SHAREHOLDERS ....................................... 1

        Section 1.01  PLACE OF MEETINGS................................... 1
        Section 1.02  ANNUAL MEETING...................................... 1
        Section 1.03  SPECIAL MEETINGS.................................... 1
        Section 1.04  NOTICE OF MEETINGS.................................. 1
        Section 1.05  WAIVER OF NOTICE.................................... 2
        Section 1.06  INSPECTORS OF ELECTION.............................. 2
        Section 1.07  QUORUM AND ADJOURNMENT.............................. 2
        Section 1.08  VOTE OF SHAREHOLDERS................................ 3
        Section 1.09  CORPORATION'S ACCEPTANCE OF VOTES................... 3
        Section 1.10  REMOTE PARTICIPATION ............................... 4
        Section 1.11  WRITTEN VOTE........................................ 4
        Section 1.12  PROXIES............................................. 4
        Section 1.13  CONSENTS............................................ 4
        Section 1.14  ORGANIZATION OF SHAREHOLDERS'MEETINGS............... 5

ARTICLE II- DETERMINATION OF VOTING, DIVIDEND AND OTHER RIGHTS............ 5

ARTICLE III-DIRECTORS..................................................... 6

        Section 3.01 GENERAL POWERS....................................... 6
        Section 3.02 NUMBER, QUALIFICATIONS AND TERM OF OFFICE............ 6
        Section 3.03 PLACE OF MEETINGS.................................... 6

        Section 3.04 ANNUAL MEETING...................................... 6
        Section 3.05 SPECIAL MEETINGS.................................... 6
        Section 3.06 QUORUM AND MANNER OF ACTION......................... 7
        Section 3.07 REMOTE PARTICIPATION................................ 7
        Section 3.08 COMPENSATION........................................ 7
        Section 3.09 REMOVAL OF DIRECTORS................................ 7
        Section 3.10 RESIGNATIONS.........................................7
        Section 3.11 VACANCIES............................................7
        Section 3.12 ORGANIZATION OF BOARD MEETING........................8

ARTICLE IV ...............................................................8

        Section 4.01 CONSTITUTION AND POWERS..............................8
        Section 4.02 REGULAR MEETINGS.....................................8
        Section 4.03 SPECIAL MEETINGS.....................................8
        Section 4.04 QUORUM AND MANNER OF ACTION..........................9
        Section 4.05 RECORDS..............................................9
        Section 4.06 VACANCIES............................................9

ARTICLE V-OFFICERS........................................................9

        Section 5.01 OFFICERS.............................................9
        Section 5.02 TERM OF OFFICE AND RESIGNATION.......................9
        Section 5.03 REMOVAL OF ELECTED OFFICERS........................ 10
        Section 5.04 VACANCIES.......................................... 10
        Section 5.05 COMPENSATION ...................................... 10
        Section 5.06 THE PRESIDENT...................................... 10
        Section 5.07 THE VICE-PRESIDENT................................. 10
        Section 5.08 THE SECRETARY...................................... 11
        Section 5.09 THE TREASURER...................................... 11
        Section 5.10 REIMBURSEMENT TO CORPORATION....................... 11

ARTICLE VI-INDEMNIFICATION.............................................. 12

        Section 6.01 THIRD-PARTY PROCEEDINGS ............................. 11
        Section 6.02 ACTIONS BY OR ON BEHALF OF THE CORPORATION........... 12
        Section 6.03 APPLICATION TO COURT FOR INDEMNIFICATION............. 12
        Section 6.04 DETERMINATION........................................ 13
        Section 6.05 CUMULATIVE RIGHT..................................... 14
        Section 6.06 INSURANCE............................................ 14
        Section 6.07 CONSTITUENT CORPORATIONS............................. 15
        Section 6.08 CLAIMS PROCEDURES.................................... 15
        Section 6.09 CONTRACT............................................. 16

ARTICLE VII-CONFLICTS OF INTEREST......................................... 16

        Section 7.01 General.............................................. 16
        Section 7.02 Disclosure........................................... 16
        Section 7.03 Self-Dealing......................................... 16

ARTICLE VI I-SHARE CERTIFICATES........................................... 16

        Section 8.01 CERTIFICATES......................................... 16
        Section 8.02 FORM; SIGNATURE...................................... 17
        Section 8.03 TRANSFER AGENTS AND REGISTRARS....................... 17
        Section 8.04 TRANSFER OF SHARES................................... 17
        Section 8.05 REGISTERED SHAREHOLDERS.............................. 17
        Section 8.06 LOST CERTIFICATES.................................... 17

ARTICLE IX-MISCELLANEOUS.................................................. 18

        Section 9.01 FISCAL YEAR.......................................... 18
        Section 9.02 SIGNATURES ON NEGOTIABLE INSTRUMENTS................. 18
        Section 9.03 DIVIDENDS............................................ 18
        Section 9.04 RESERVES............................................. 18
        Section 9.05 SEAL................................................. 18
        Section 9.06 CORPORATION OFFICES.................................. 18

ARTICLE X-RESTRICTIONS UPON TRANSFER OF STOCK......................... 19

        Section 10.01 LIFETIME RESTRICTIONS........................... 19
        Section 10.02 PERMITTED TRANSFER.............................. 19
        Section 10.03 AGREEMENT....................................... 19

ARTICLE XI -AMENDMENTS................................................ 20

        Section 11.01 POWER TO AMEND.................................. 20

                                    BYLAWS

                                      OF

                   INMOLD LUKMANI DESIGN TECHNOLOGIES, INC.,
                            A MICHIGAN CORPORATION

                                   PREAMBLE

     Inmold Lukmani Design Technologies, Inc., herein "Corporation," is a minority owned enterprise. Any ambiguity herein, or in any other document of the Corporation, the interpretation of which shall be governed by these Bylaws, shall be resolved in the manner which shall most ensure the continuing status of the Corporation as a minority owned enterprise.

                                  ARTICLE I
                           MEETINGS OF SHAREHOLDERS

     Section 1.01. PLACE OF MEETINGS. Annual and special meetings of the shareholders shall be held at such place within or outside the State of Michigan as may be fixed from time to time by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice thereof.

     Section 1.02. ANNUAL MEETING. The annual meeting of the shareholders for the election of Directors and for the transaction of such other business as may properly come before the meeting shall be held at such time during the month of March as may be fixed by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice thereof. If the election of Directors shall not be held on the date fixed by the Board of Directors for the annual meeting or at any adjournment of such meeting, the Board of Directors shall cause the election to be held at a special meeting as soon thereafter as conveniently may be.

     Section 1.03. SPECIAL MEETINGS. A special meeting of the shareholders may be called at any time and for any purpose or purposes by the President, the Chairman of the Board or the Board of Directors, or by a shareholder or shareholders holding of record at least thirty-five (35%) percent of the outstanding capital stock of the Corporation entitled to vote at such meeting. If any newly created directorship or any vacancy occurs in the Board of Directors a special meeting may be called by any shareholder for the purpose of filling the newly created directorship or electing a successor to the vacant position (which may have been temporarily filled by the Board of Directors, pursuant to Section 3.11 of these Bylaws).

     Section 1.04. NOTICE OF MEETINGS. A written notice of the place, date and hour of each meeting, whether annual or special, and any adjournment thereof, shall be given personally or by mail to each shareholder entitled to vote thereat at least ten (10) but not more than sixty (60) days prior to the meeting unless a shorter time is fixed by the Board of Directors. The notice of any special meeting shall also state the purpose or purposes for which the meeting is called and by or at whose direction it is being issued. If, at any meeting, whether annual or special, action is proposed to be taken which would, if taken, entitle shareholders fulfilling requirements of law to receive payment for their shares, the notice of such meeting shall include a statement of that purpose and to that effect. If any notice, as provided in this Section 1.04 is mailed, it shall be directed to the shareholder in a postage prepaid envelope at his address as it appears on the record of shareholders, or, if he shall have filed with the Secretary a written request that notices to him be mailed to some other address, then directed to him at such other address.

     Section 1.05. WAIVER OF NOTICE. Notice of meeting need not be given to any shareholder who submits a waiver of notice, signed in person or by proxy, whether before or after the meeting. The attendance of any shareholder at a meeting, in person or by proxy, without protesting prior to the conclusion of the meeting the lack of notice of such meeting, shall constitute a waiver of notice by him.

     Section 1.06. INSPECTORS OF ELECTION. The Board of Directors, or any officer or officers duly authorized by the Board of Directors, in advance of any meeting of shareholders, may appoint one or more inspectors to act at the meeting or any adjournment thereof. If inspectors are not so appointed, the person presiding at the meeting may, and on the request of any shareholder entitled to vote thereat shall, appoint one or more inspectors. In case any person appointed fails to appear or act, the vacancy may be filled by appointment made by the Board of Directors in advance of the meeting or at the meeting by the chairman of the meeting. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his ability. The inspectors shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all shareholders. On request of the person presiding at the meeting or any shareholder entitled to vote thereat, the inspectors shall make a report in writing of any challenge, ques tion or matter determined by them and execute a certificate of any fact found by them.

     Section 1.07. QUORUM AND ADJOURNMENT. At all meetings of shareholders, except as otherwise provided by statute or the Articles of Incorporation, the holders of a majority of the shares entitled to vote thereat, present in person or by proxy, shall be necessary and sufficient to constitute a quorum for the transaction of business. The shareholders present in person or by proxy at any of such meetings at which a quorum is initially present may continue to do business until adjournment; notwithstanding the withdrawal of enough shareholders to leave less than a quorum. The shareholders, by a vote of the majority of shareholders present, in person or by proxy, whether or not a quorum is present, may, by resolution, adjourn the meeting, to another place and time, from time to time for a period not exceeding fourteen
(14) days in any one case. At any such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally called.

     Section 1.08. VOTE OF SHAREHOLDERS. Each shareholder having the right to vote shall be entitled at every meeting of shareholders to one (1) vote for every share having voting power standing in his name on the record date of shareholders fixed by the Board of Directors pursuant to Article 11 of these Bylaws. Whenever any corporate action is to be taken by vote at a meeting of the shareholders, it shall, except as otherwise required by statute or by the Articles of Incorporation, be authorized by a majority of the votes cast by such holders present in person or by proxy and entitled to vote, a quorum being present as provided in Section 1.07.

Section 1.09. CORPORATION'S ACCEPTANCE OF VOTES.

     a. If the name signed on a vote, consent, waiver, or proxy appointment corresponds to the name of a shareholder, the Corporation, if acting in good faith, is entitled to accept the vote, consent, waiver, or proxy appointment and give it effect as the act of the shareholder.

     b. If the name signed on a vote, consent, waiver, or proxy appointment does not correspond to the name of the shareholder, the Corporation, if acting in good faith, is entitled to accept the vote, consent, waiver, or proxy appointment and give it effect as the act of the shareholder if:

        (i) the shareholder is a corporation and the name signed purports to be that of an officer or agent of the corporation;

        (ii) the name signed purports to be that of an administrator, executor, guardian, or conservator representing the shareholder and, if the Corporation requests, evidence of fiduciary status acceptable to the Corporation has been presented with respect to the vote, consent, waiver, or proxy appointment;

        (iii) the name signed purports to be that of a receiver or trustee in bankruptcy of the shareholder and, if the Corporation requests, evidence of this status acceptable to the Corporation has been presented with respect to the vote, consent, waiver, or proxy appointment;

        (iv) the name signed purports to be that of a pledgee, beneficial owner, or attorney-in-fact of the shareholder and, if the Corporation requests, evidence acceptable to the Corporation of the signatory's authority to sign for the shareholder has been presented with respect to the vote, consent, waiver, or proxy appointment;

        (v) two or more persons are the shareholder as co-tenants or fiduciaries and the name signed purports to be the name of at least one of the co-owners and the person signing is acting on behalf of all the co-owners.

     c. The Corporation is entitled to reject a vote, consent, waiver, or proxy appointment if the secretary or other officer or agent authorized to tabulate votes acting in good faith has reasonable basis for doubt about the validity of the signature on it or about the signatory's authority to sign for the shareholder.

     d. The Corporation and its officer or agent who accepts or rejects a vote, consent, waiver, or proxy appointment in good faith and in accordance with the standards of this section are not liable in damages to the shareholder for the consequences of the acceptance or rejection.

     e. Corporate action based on the acceptance or rejection or a vote, consent, waiver, or proxy appointment under this section is valid unless a court of competent jurisdiction determines otherwise.

     Section 1.10. REMOTE PARTICIPATION. Any or all shareholders may participate in a meeting of the shareholders by means of a conference telephone call or other similar medium through which all persons participating in the meeting may communicate with each other. A shareholder so participating shall be deemed to be present in person at the meeting. Prior to commencement of the meeting, all participants in the meeting shall be advised of any communication medium used and the names of all of the participants.

     Section 1.11. WRITTEN VOTE. Votes at meetings of shareholders shall be cast either orally or in writing as directed by the chairman of the meeting. If the chairman directs that a vote be cast in writing, then the vote of a shareholder participating by means of a conference telephone or similar communication medium permitted under Section 1.10 shall, if communicated contemporaneously with the meeting, either orally or by facsimile, be certified by the secretary of the meeting and counted as a written vote.

     Section 1.12. PROXIES. Every shareholder entitled to vote at a meeting of shareholders or to express consent or dissent without a meeting may authorize another person or persons to act for him by proxy. Every proxy must be in writing and signed by the shareholder or his attorney-in-fact. No proxy shall be valid after the expiration of three (3) years from the date thereof unless otherwise provided in the proxy.

     Section 1.13. CONSENTS.

     a. Unanimous Consent. Any action required or permitted by the Michigan Business Corporation Act to be taken at a meeting of shareholders may be taken without a meeting, without prior notice and without a vote, if all the shareholders entitled to vote thereon consent thereto in writing.

     b. Majority Consent. If authorized by the Articles of Incorporation, any action required or permitted by the Michigan Business Corporation Act or by these Bylaws to be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote thereon were present and voted. The written consents shall bear the date of signature of each shareholder who signs the consent. No written consents pursuant to this Section 1.13(b) shall be effective to take the corporate action referred to unless, within sixty (60) days after the record date for determining shareholders entitled to express consent to or to dissent from a proposal without a meeting, written consents signed by a sufficient number of shareholders to take the action are delivered to the Corporation. Delivery shall be to the Corporation's registered office, its principal place of business, or an officer or agent of the Corporation having custody of the minutes of the proceedings of its shareholders. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent, as herei n provided, shall be given to shareholders who have not consented in writing.

     Section 1.14. ORGANIZATION OF SHAREHOLDERS' MEETINGS. At every meeting of the shareholders, the President, or in his absence, a Vice-President, or in the absence of the President and a Vice-President, a chairman chosen by a majority in interest of the shareholders of the Corporation present in person or by proxy and entitled to vote, shall act as chairman for the meeting; and the Secretary, or in his absence any person appointed by the chairman, shall act as secretary of the meeting.

                                  ARTICLE II
              DETERMINATION OF VOTING, DIVIDEND AND OTHER RIGHTS

     For the purposes of determining the shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or to express consent to or dissent from any proposal without a meeting, or for the purpose of determining shareholders entitled to receive payment of any dividend or the allotment of any rights, or the date when any change or conversion or exchange of capital stock shall go into effect, or for the purpose of any other action, the Board of Directors may fix, in advanc e, a date as the record date for any such determination of shareholders. Such date shall not be more than sixty (60) nor less than ten (10) days before the date of any such meeting, nor more than thirty (30) days prior to any other action. If a record date is so fixed, such shareholders and only such shareholders as shall be shareholders of record on that date so fixed shall be entitled to notice of, and to vote at, such meeting and any adjournment thereof, or to express such consent or dissent, or to receive payment of such dividend or such allotment of rights, or otherwise to be recognized as shareholders for the purpose of any other action, notwithstanding any transfer of any shares on the books of the Corporation after any such record date so fixed.

                                 ARTICLE III
                                  DIRECTORS

     Section 3.01. GENERAL POWERS. The business and all the powers of the Corporation, except as otherwise provided by the Articles of Incorporation, the Bylaws or by statute, shall be managed by the Board of Directors. Should the Articles of Incorporation provide that the business affairs of the Corporation shall be managed by the shareholders, then the Board of Directors shall only act when otherwise required by law.

     Section 3.02. NUMBER, QUALIFICATIONS AND TERM OF OFFICE. The Board of Directors shall consist of not less than one (1) and not more than five (5) Directors. The initial Board of Directors may comprise of three (3) Directors. Such Numbers may be decreased or increased by amendment to these Bylaws by majority of interest of shareholders entitled to vote. Unless required by the Articles of Incorporation, the Directors need not be residents of the State of Michigan or shareholders of the Corporation.

     Section 3.03. PLACE OF MEETINGS. Meetings of the Board of Directors, annual or special, shall be held at any place within or outside of the State of Michigan, as may from time to time be determined by the Board of Directors.

     Section 3.04. ANNUAL MEETING. The Board of Directors shall meet as soon as practicable after each annual election of Directors for the purpose of organization, election of officers and the transaction of other business on the same day and at the same place at which the shareholders' meeting is held. Notice of such meeting need not be given. Such meeting may be held at such other time and place as shall be specified in a notice to be given as hereinafter provided for special meetings of the Board of Directors, or according to consent and waiver of notice thereof signed by all Directors. The Board of Directors may provide, by resolution, the time and place for the holding of additional regular meetings without other notice than such resolution.

     Section 3.05. SPECIAL MEETINGS. Special meetings of the Board of Directors shall be held whenever called by any Director. Notice of any special meeting, and any adjournment thereof, stating the place, date and hour of the meeting, and the purpose thereof, shall be mailed to each Director, addressed to him at his residence or usual place of business, or shall be sent to him at such place by telegraph, or be delivered personally, or by telephone, not later than the fifth (5th) calendar day before the day on which the meeting is to be held. Notice of any meeting of the Board of Directors need not be given to any Director who submits a signed waiver of notice before or after the meeting, or who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to him. Unless limited by statute, the Articles of Incorporation, these Bylaws, or the terms of the notice thereof, any and all business may be transacted at any special meeting.

     Section 3.06. QUORUM AND MANNER OF ACTION. A majority of the Directors in office at the time of any annual or special meeting of the Board of Directors, present in person, shall be necessary and sufficient to constitute a quorum for the transaction of business. The vote of a majority of the Directors present at the time of such vote, if a quorum is present at the time of such vote, shall be the act of the Board of Directors, except as otherwise required by statute or the Articles of Incorporation. A majority ty of the Directors present whether or not a quorum is present, may by resolution adjourn any meeting, to another place and time, from time to time for a period not exceeding fourteen (14) days in any one case. If the Directors shall severally and/or collectively consent in writing to any act taken or to be taken by the Corporation, such action shall be valid corporate action as though it had been authorized at a meeting of the Board of Directors.

     Section 3.07. REMOTE PARTICIPATION. Any or all Directors of the Corporation may participate in a meeting of the Board of Directors by means of a conference telephone or similar medium. A Director so participating shall be deemed to be present in person at the meeting. Prior to the commencement of the meeting, all participants in the meeting shall be informed of the communication medium to be used, the identity of all persons present in person and the persons participating by means of any communication medium or otherwise able to monitor the meeting.

     Section 3.08. COMPENSATION. Each Director of the Corporation shall serve without fee, but by resolution of the Board of Directors a fixed sum and expenses of attendance, if any, may be allowed for attendance at each annual or special meeting of the Board of Directors; provided, however, that nothing herein contained shall be construed to preclude any Director from serving the Corporation in any other capacity and receiving compensation therefor.

     Section 3.09. REMOVAL OF DIRECTORS. By a vote of the majority of all the shares of stock outstanding and entitled to vote, one or more or all of the Directors may be removed from office with or without cause.

     Section 3.10. RESIGNATIONS. Any Director may resign at any time by giving written notice to the Board of Directors, the President or the Secretary of the Corporation. Such resignation shall take effect at the time specified therein; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

     Section 3.11. VACANCIES. Any newly created directorships- and vacancies occurring on the Board of Directors by reason of death, resignation, retirement, disqualification or removal shall be temporarily filled by a vote of a majority of the Directors then in office, although less than a quorum. Unless a successor Director is elected by a vote of the shareholders, pursuant to Section 1.03 of these Bylaws, any Director elected by the Board of Directors to temporarily fill a vacancy shall hold office for the unexpired portion of the term of his predecessor.

     Section 3.12. ORGANIZATION OF BOARD MEETING. At each meeting of the Board of Directors, the chairman, or in his absence, the President, shall preside as chairman of the meeting. The Secretary, or in his absence, any person appointed by the chairman of the meeting shall act as secretary of the meeting.

                                  ARTICLE IV
                              EXECUTIVE COMMITTEE

     Section 4.01. CONSTITUTION AND POWERS. The Board of Directors, by resolution adopted by a majority of the entire Board, may designate from among its members an Executive Committee and a chairman and officers thereof, consisting of two (2) or more Directors which, to the extent provided in such resolution, shall have all the authority of the Board of Directors, except as to each of the following matters:

     (a) the submission to shareholders of any action as to which shareholders' authorization is required by statute;

     (b) the filling of vacancies in the Board of Directors or in any Committee of the Board of Directors;

     (c) the amendment or repeal of these Bylaws, or the adoption of new Bylaws; and

     (d) the amendment or repeal of any resolution of the Board of Directors which by its terms shall not be so amendable or repealable.

     Section 4.02. REGULAR MEETINGS. Regular meetings of the Executive Committee shall be held without notice at such time and at such place as shall from time to time be determined by resolution of the Executive Committee. In case the day so determined shall be a legal holiday, such meeting shall be held on the next succeeding day, not a legal holiday, at the same hour.

     Section 4.03. SPECIAL MEETINGS. Special meetings of the Executive Committee shall be held whenever called by the Chairman of the Executive Committee. Notice of any special meeting and any adjournment thereof, shall be mailed to each member, addressed to him at his residence or usual place of business, or be sent to him at such place by telegraph, or be delivered personally, or by telephone not later than the fifth (5th) day before the day on which the meeting is to be held. Notice of any meeting of the Executive cutive Committee need not be given to any member who submits a signed waiver of notice before or after the meeting, or who attends the meeting without protesting prior thereto or at its commencement, the lack of notice to him. Unless limited by statute, the Articles of Incorporation, these Bylaws, or the terms of the notice thereof, any and all business may be transacted at any special meeting of the Executive Committee.

     Section 4.04. QUORUM AND MANNER OF ACTION. A majority of the members of the Executive Committee in office at the time of any regular or special meeting of the Executive Committee present in person shall constitute a quorum for the transaction of business. The vote of a majority of the members present at the time of such vote, if a quorum is present at such time, shall be the act of the Executive Committee. A majority of the members present, whether or not a quorum is present, may adjourn any meeting to another ther time and place; and no notice of an adjourned meeting need be given.

     Section 4.05. RECORDS. The Executive Committee shall keep minutes of its proceedings and shall submit the same from time to time to the Board of Directors. The Secretary of the Corporation, or in his absence an Assistant Secretary, shall act as secretary to the Executive Committee; or the Executive Committee may in its discretion appoint its own secretary.

     Section 4.06. VACANCIES. Any newly created memberships and vacancies occurring in the Executive Committee shall be filled by resoluti on adopted by a majority of the entire Board of Directors.

                                   ARTICLE V
                                   OFFICERS

     Section 5.01. OFFICERS. The elected officers of the Corporation shall be a President, a Secretary and a Treasurer. The Board of Directors or the Executive Committee may also appoint such other officers and agents as may from time to time appear to be necessary or advisable in the conduct of the affairs of the Corporation, including but not limited to any of the following: (a) Chairman of the Board, (b) Chief Executive Officer ("CEO"), (c) Chief Operating Officer ("COO"), (d) Chief Financial Officer ("CFO"), (e) Chief Information Officer ("CIO"), (f) Vice-Presidents, and (g) Assistant Vice-Presidents, Secretaries, and Treasurers. Any two or more offices, whether elective or appointive, may be held by the same person, except that an officer shall not execute, acknowledge or verify any instrument in more than one capacity if the instrument is required by law or the Articles of Incorporation or these Bylaws to be executed, acknowledged or verified by two or more officers.

     Section 5.02. TERM OF OFFICE AND RESIGNATION. So far as practicable, all elected officers shall be elected at the first meeting of the Board of Directors following the annual meeting of shareholders in each year and, except as otherwise hereinafter provided, shall hold office until the first meeting of the Board of Directors following the next annual meeting of shareholders and until their respective successors shall have been elected or appointed and qualified. All other officers shall hold office at the sole discretion of the Board of Directors. Any elected or appointed officer may resign at any time by giving written notice to the Board of Directors, the President or the Secretary of the Corporation. Such resignation shall take effect at the time specified therein, and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

     Section 5.03. REMOVAL OF ELECTED OFFICERS. Any officer may be removed at any time, with or without cause, by vote of a majority of the entire Board of Directors, at any meeting. Such removal shall be without prejudice to any rights under the employment contract, if any, between the Corporation and the person so removed. However, election of an officer shall not of itself constitute an employment agreement or create contract rights.

     Section 5.04. VACANCIES. If any vacancy shall occur in any office for any reason, the Board of Directors or, in the case of an appointive office, the Executive Committee, may elect or appoint a successor to fill such vacancy for the remainder of the term.

     Section 5.05. COMPENSATION. The compensation, if any, of all elected officers of the Corporation shall be fixed by the Board of Directors. The compensation, if any, of officers and agents of the Corporation appointed by the Board of Directors or the Executive Committee shall be fixed by the body appointing such officers and agents.

     Section 5.06. THE PRESIDENT. The President shall be the chief executive officer of the Corporation, and, subject to the control of the Board of Directors, shall have general and active charge, control and supervision of all its business and affairs and shall see that all orders and resolutions of the Board of Directors are carried into effect. He shall act as chairman at all meetings of the shareholders. The President shall have general authority to execute contracts in the ordinary course of business in the he name and on behalf of the Corporation; to sign stock certificates; to cause the employment or appointment of such employees and agents of the Corporation (other than officers or agents elected or appointed by the Board of Directors or the Executive Committee) as the conduct of the business of the Corporation may require, and to fix their compensation; to remove or suspend any employee or agent who shall not have been appointed by the Board of Directors or the Executive Committee; to suspend for cause, pending ending final action by the authority which shall have elected or appointed him, any officer or agent who shall have been elected or appointed either by the Board of Directors or Executive Committee; and, in general, to exercise all the powers generally appertaining to the office of president of a corporation.

     Section 5.07. THE VICE-PRESIDENT. During the absence or disability of the President, the Vice-President, or the Vice-Presidents, in the order designated by the Board of Directors, shall exercise all the functions of the President. The Vice-President, or if there is more than one Vice-President, each Vice-President, shall have such powers and discharge such duties as may be assigned to him from time to time by the Board of Directors.

     Section 5.08. THE SECRETARY. The Secretary shall attend all meetings of the Board of Directors and the shareholders and shall record all votes and the minutes of all proceedings in a book to be kept for that purpose and shall, when requested, perform like duties for all committees of the Board of Directors. He shall attend to the giving of notice of all meetings of the shareholders, and special meetings of the Board of Directors and committees thereof; he shall have custody of the corporate seal, if same is s provided, and, when authorized by the Board of Directors, shall have authority to affix the same to any instrument and, when so affixed, it shall be attested by his signature or by the signature of the Treasurer or an Assistant Secretary or an Assistant Treasurer. He shall keep and account for all books, documents, papers and record of the Corporation, except those for which some other officer or agent is properly accountable. He shall have authority to sign stock certificates, and shall generally perform m all the duties appertaining to the office of secretary of a corporation. In the absence of the secretary, such person as shall be designated by the President shall perform his duties.

     Section 5.09. THE TREASURER. The Treasurer shall have the care and custody of all the funds of the Corporation and shall deposit the same in such banks or other depositories as the Board of Directors, or any officer and agent jointly, duly authorized by the Board of Directors, shall, from time to time, direct or approve. He shall keep a full and accurate account of all monies received and paid on account of the Corporation, and shall render a statement of his accounts whenever the Board of Directors shall require. He shall perform all other necessary acts and duties in connection with the administration of the financial affairs of the Corporation, and shall generally perform all the duties usually appertaining to the office of treasurer of a corporation. When required by the Board of Directors, he shall give bonds for the faithful discharge of his duties in such sums and with such sureties as the Board of Directors shall approve. In the absence of the Treasurer, such person as shall be designated by the President sident shall perform his duties.

     Section 5.10. REIMBURSEMENT TO CORPORATION. Any payment made to an officer of the Corporation such as a salary, commission, bonus, interest, or rent, or travel or entertainment expense incurred by him, which shall be disallowed in whole or in part as a deductible expense by the Internal Revenue Service, shall be reimbursed by such officer to the Corporation to the full extent of such disallowance. It shall be the duty of the Directors, as a board, to enforce payment of each such amount disallowed. In lieu of payment by the officer, subject to the determination of the Directors, proportionate amounts may be withheld from his future compensation payments until the amount owed to the Corporation has been recovered.

                                  ARTICLE VI
                                INDEMNIFICATION

     Section 6.01. THIRD-PARTY PROCEEDINGS. The Corporation shall indemnify, defend and hold harmless, any person who was or is a party or is threatened to be made a party to a threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal, other than an action by or in the right of the Corporation as described and encompassed within Section 6.02 of this Article, by reason of the fact that the person is or was a Director, officer, employee, agent of the Corporation or is or was serving at the request of the Corporation as a Director, officer, employee, agent, partner or trustee of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise, whether for profit or not for profit, and shall include, but not be limited to, the attorneys, law firms, accountants, consultants, advisors, counselors, and all other authorized and/or designated representatives of the Corporation, herein collectively and individually referred to as "Agent", against all expenses, including but not limited to, attorneys'fees, judgments, penalties, fines, court costs, interest, travel expenses, expert fees, accounting fees, consulting fees, and all other amounts paid in or incurred relative to any settlement by the person or by the Corporation or the shareholders in connection with such action, suit or proceeding herein collectively and individually referred to as the "Expenses", if the person acted in good faith and in a man manner the person reasonably believed to be in or not opposed to the best interests of the Corporation and/or the shareholders, and with respect to any criminal action or proceeding, if the person had no reasonable cause to believe his/her conduct was unlawful. The termination of an action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contenders or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in or not opposed to the best interests of the Corporation and/or the shareholders, and with respect to any criminal action or proceeding, that the person had no reasonable cause to believe that the conduct was unlawful.

     Section 6.02. ACTIONS BY OR ON BEHALF OF THE CORPORATION. The Corporation shall indemnify any person who was or is a party to or is threatened to be made a party to any threatened, pending or completed action, suit or other proceeding by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that the person is or was an Agent of the Corporation, or is otherwise liable as an Agent, against Expenses, including amounts paid in settlement actually and reasonably incurred by the person in connection with the action or suit, if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the Corporation or its shareholders. However, except as described in Section 6.03, indemnification shall not be made for any claim, issue or matter as to which the person shall have been found to be liable to the Corporation.

     Section 6.03. APPLICATION TO COURT FOR INDEMNIFICATION. To the extent that a court of competent jurisdiction has determined upon application that a person is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, a person who is not otherwise entitled to indemnification because he did not meet the applicable standard of conduct set forth in Sections 6.01 and 6.02 or was adjudged liable to the Corporation as described in Section 6.02, shall be indemnified in accordance with such order. However, if the person has been adjudged liable to the Corporation, indemnification shall 'be limited to reasonable Expenses incurred ed as determined by the court.

     Section 6.04. DETERMINATION.

     a. Mandatory. The Corporation shall immediately indemnify, reimburse, and pay all Expenses, incurred by any Agent who has been s uccessful on the merits in the defense of any action, suit, or proceeding referred to in Sections 6.01 and 6.02 hereof or in the defe nse of any claim, issue, or matter relative thereto or otherwise incurred in any threatened, pending, or completed action, suit or pr oceeding brought to enforce the mandatory indemnification provided by this Section 6.04.a.


     b. Permissive. Unless ordered by a court of competent jurisdiction as provided in Section 6.03, or by operation of law, an indemnification under Sections 6.01 or 6.02 above shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the person is proper under the circumstances because that person had met the applicable standard of conduct set forth in Sections 6.01 and 6.02 above and upon an evaluation of the reasonableness of the Expenses and a mounts paid in settlement for which indemnification is sought. This determination shall be made in any of the following ways:

        (i) By a majority vote of a quorum of the Board of Directors consisting of Directors who are not parties or threatened to be made parties to the action, suit or proceeding; or

        (ii) If the quorum described in Section 6.03.b.(i) hereof is not obtainable, then by a majority vote of a committee designated by the Board of Directors and consisting solely of two (2) or more Directors not at the time parties or threatened to be made parties to the action, suit or proceeding; or

        (iii) By independent legal counsel in a written opinion, which counsel shall be selected by the Board of Directors or its committee as prescribed in Sections 6.03.b.(i) and (ii) above or, if a quorum of the Board is not obtainable and a committee cannot be designated, then by the Board of Directors; or

        (iv) By a majority of a quorum of the shareholders, but shares held by persons who are parties or threatened to be made parties to the action, suit or proceeding may not be voted; or

        (v) By all independent Directors who are not parties or threatened to be made parties to the action, suit or proceedings

     c. Partial Indemnification. If a person is entitled to indemnification under Section 6.01 or 6.02 of this Article for a portion of Expenses paid in settlement but not for the total amount thereof, the Corporation shall indemnify the person for the portion of the Expenses paid in settlement for which the person is otherwise entitled to be indemnified.

     d. Board Discretion. The Board Of Directors of the Corporation, in its sole and absolute discretion, shall have the power, but not the obligation, to expand the scope of the indemnity of this Article to the fullest extent permitted by Michigan law, and to indemnify, hold harmless, and defend an Agreement and/or any other person, party, or entity for good faith acts taken for and on behalf of the Corporation, if the Board of Directors believes that any such indemnification is reasonable, appropriate, necessary cessary, desirable, and/or otherwise in the best interests of the Corporation or its shareholders, notwithstanding any other provision contained in the Articles of Incorporation, these Bylaws, this Article VI, or any other agreement to the contrary.

     Section 6.05. CUMULATIVE RIGHT.

     a. Non-Exclusive. The indemnification or advancement of Expenses provided for in this Article is not exclusive of any other rights, remedies, or alternatives which may be available apart from or as otherwise provided in these Bylaws and is intended as, and shall be, in addition to, and not in limitation of, any other rights, remedies, or alternatives and may be pursued separately, concurrently, successively, or as often as the occasion may afford.

     b. Limited Amount. The total amount of Expenses advanced or indemnified from all sources combined shall not exceed the amount of the actual Expenses incurred by the person seeking indemnification or advancement of Expenses.

     c. Continuity. The indemnification provided in this Article shall continue as to a person even after that person ceases to be an Agent, thereby continuing indefinitely even after the relationship with the Agent ends, and shall inure to the benefit of the heirs, executors, administrators, personal representatives, trustees, and other legal representatives of the person.

     Section 6.06. INSURANCE. The Corporation shall have power, but not the obligation, to purchase and maintain insurance on behalf of or for any person who is or was an Agent or who may be liable as an Agent, against any liability asserted against that person and incurred by that person in any such capacity or arising out of the status as such, whether or not the Corporation would have power to indemnify that person against such liability under the provisions of this Article.

     Section 6.07. CONSTITUENT CORPORATIONS. For the purposes of this Article, references to the Corporation shall include all constituent corporations absorbed in a consolidation or merger and the resulting or surviving corporation, so that a person who is or was an Agent of such constituent corporation or is or was serving at the request of such constituent corporation as an Agent, shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as the he person would if the person had served the resulting or surviving corporation in the same capacity.

     Section 6.08. CLAIMS PROCEDURES.

     a. Filing Claim. To initiate a claim for indemnification pursuant to this Article, a person shall file a written Claim for Indemn ification with the Treasurer of the Corporation together with written proof sufficient to evidence the undertaking by or on behalf of the person and the actual Expenses incurred by the person.

     b. Payment. The Corporation shall pay or reimburse the actual and reasonable Expenses incurred by a Director, officer, employee o r Agent who is a party or threatened to be made a party to an action, suit or proceeding in advance of the final disposition of such proceeding as authorized in this Article within five (5) days of receipt by the Treasurer of a written Claim for Indemnification or R equest for Advancement if:

        (i) The request for indemnification is submitted together with both a written affirmation of the person's good faith belief that he has met the applicable standard of conduct set forth in Sections 6.01 and 6.02 and a written undertaking, executed personally or on behalf of the person to repay the advance if it is ultimately determined that the person did not meet the standard of conduct set forth in Sections 6.01 and 6.02 above standard of conduct, and

        (ii) A determination is made that the facts then known to those making the determination as provided in Section 6.03 would not preclude indemnification under applicable law or these Bylaws.

     c. Evidence of Advancement. Any sums advanced by the Corporation pursuant to this Article shall be by way of an unlimited general obligation of the person on whose behalf the advances are made, and the Board of Directors may, but need not, require that such advances be secured by the person. Any such advances shall be evidenced by a properly executed and written demand and interest bearing promissory note secured by a written and recorded mortgage on the primary residence of the requesting party, if an any, which shall immediately become due and payable upon a good faith determination by the Board of Directors of the Corporation or a court that the person receiving the Expense advance is not entitled to be indemnified by the Corporation, and which shall include such other terms as may be required by the Board of Directors.

     Section 6.09. CONTRACT . This Article of the Bylaws is, and shall be deemed to be, a contract by and between the Corporation and the Agents, while this
Article is in effect. Any repeal or modification of this Article shall not adversely affect any rights or obligations provided by this Article with respect to any facts then or theretofore existing or any action, suit, or proceeding theretofore or thereafter brought based in whole or in part upon any such facts or this Article.

                                 ARTICLE VII
                             CONFLICTS OF INTEREST

     Section 7.01. General. As a general policy, the Corporation and its Shareholders, Directors, Sub-Committee Members, Officers, Employees, and other Agents, herein collectively referred to as "Corporate Parties", should make every effort to avoid actual, potential, and/or the appearance of conflicts of interest, herein collectively referred to as "Conflicts of Interest", when dealing with the Corporation. Even though Conflicts of Interest may not necessarily be wrong, illegal, or injurious to the Corporation , they may, however, project an negative, improper, or inappropriate image or appearance which the Corporation would like to avoid.

     Section 7.02. Disclosure. In the event of a Conflict of Interest, the interested or effected Corporate Party should promptly make full and complete disclosure thereof to the Board of Directors and/or the President of the Corporation.

     Section 7.03. Self-Dealing. A Corporate Party may contract or otherwise deal with the Corporation with respect to the sale, lease, and/or purchase of any property of the Corporation, the rendering or providing of any services to or for the Corporation and/or clients, borrowers, agents, etc. of the Corporation, the receipt of compensation, fees, and/or commissions from the Corporation and/or clients, borrowers, agents, etc. of the Corporation, the borrowing of any monies from the Corporation by a client of a Corporate Party, and/or in any other manner whatsoever, without being subject to or liable for any claim of Conflict of Interest and/or self-dealing, provided that all such dealings or related transactions (a,) are fully disclosed to the Board of Directors, (b) are approved by the Board of Directors and such interested or effected Corporate Party abstains from the voting and approval process, and (c) are at such prices and/or on such terms as are fair, reasonable, and not substantially less favorable to the Corporation than would be generally available from unrelated third/outside parties.

                                 ARTICLE VIII
                              SHARE CERTIFICATES

     Section 8.01. CERTIFICATES. The Board of Directors of the Corporation may authorize the issuance of some or all of the shares of any or all classes or series of stock in the Corporation without issuing certificates to represent, those shares. The issuance of shares without certificates shall have no effect upon shares previously issued and represented by certificates until such certificates as remain outstanding are surrendered to the Corporation.

     Section 8.02. FORM: SIGNATURE. Except as otherwise authorized under Section 8.01, the shares of the Corporation shall be represented by certificates in such form as shall be determined by the Board of Directors and shall be signed by the President or a Vice-President of the Corporation, and, in addition thereto, may be signed by such other officer as determined by the Board of Directors, and if a seal has been provided for the Corporation, shall be sealed with the seal of the Corporation or a facsimile the reof. The signatures of the officers upon a certificate may be facsimiles if the certificate is counter signed by a Transfer Agent or registered by a Registrar other than the Corporation or its employee. In case any officer who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer at the date of issue.

     Section 8.03. TRANSFER AGENTS AND REGISTRARS. The Board of Directors may, in its discretion, appoint one or more banks or trust companies in the State of Michigan and in such other state or states as the Board of Directors may deem advisable, from time to time, to act as Transfer Agents and Registrars of the shares of the Corporation; and upon such appointments being made, no certificate representing shares shall be valid until countersigned by one of such Transfer Agents and registered by one of such Registrars.

     Section 8.04. TRANSFER OF SHARES. A transfer of shares shall be recorded on the books of the Corporation only as directed in writing by the holder of record (the "Transferor"), or by his attorney lawfully constituted in writing, and upon surrender by the Transferor and cancellation of a certificate or certificates for a like number of shares of the same class, if the shares are represented by a certificate, with a fully executed assignment and a power of transfer endorsed thereon or attached thereto, and with such proof of the authenticity of the required signatures as the Corporation or its agents may reasonably require.

     Section 8.05. REGISTERED SHAREHOLDERS. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and other distributions, and to vote as such owner, and to hold liable for calls and assessments the person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to. or interest in such shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

     Section 8.06. LOST CERTIFICATES. In case any certificate representing shares shall be lost, stolen or destroyed, the Board of Directors, or any officer or officers duly authorized by the Board of Directors, may authorize the issuance of a substitute certificate in place of the certificate so lost, stolen, or destroyed, and may cause or authorize such substitute certificate to be countersigned by the appropriate Transfer Agent and registered by the appropriate Registrar. In each such case the applicant for a substitute certificate shall furnish to the Corporation and to such of its Transfer Agents and Registrars as may require the same, evidence to their satisfaction, in their discretion, of the loss, theft or destruction of such certificate and of the ownership thereof, and also such security or indemnity as may by them be required.

                                  ARTICLE IX
                                 MISCELLANEOUS

     Section 9.01. YEAR END. The Board of Directors from time to time shall determine the financial and/or tax year end of the Corporation. The initial tax and financial year end shall be calendar.

     Section 9.02. SIGNATURES ON NEGOTIABLE INSTRUMENTS. All bills, notes, checks or other instruments for the payment of money shall be signed or countersigned by such officers or agents and in such manner as from time to time may be prescribed by resolution of the Board of Directors, or may be prescribed by any officer or officers, or any officer and agent jointly, duly authorized by the Board of Directors.

     Section 9.03. DIVIDENDS. Except as otherwise provided in the Articles of Incorporation, distributions (including dividends upon the s hares of the Corporation) may be declared and paid as permitted by law in such amounts as the Board of Directors may determine at any annual or special meeting. Dividends may be paid in cash, in property, or in shares of capital stock of the Corporation, subject to the Articles of Incorporation.

     Section 9.04. RESERVES. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, deems proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation or for such other purpose as the Board of Directors deems conducive to the interest of the Corporation; and in its discretion th e Board of Directors may decrease or abolish any such reserve.

     Section 9.05. SEAL. The Board of Directors may, but need not, provide a corporate seal which shall consist of two concentric circles between which is the name of the Corporation and in the center of which shall be inscribed "SEAL".

     Section 9.06. CORPORATION OFFICES. The registered office of the Corporation shall be as set forth in the Articles of Incorporation. T he Corporation may also have offices in such places as the Board of Directors may from time to time appoint, or the business of the Corporation requires. Such offices may be outside the State of Michigan.

                                  ARTICLE X
                      RESTRICTIONS UPON TRANSFER OF STOCK

     Section 10.01. LIFETIME RESTRICTIONS. A shareholder desiring to sell, transfer or assign any shares of stock of the Corporation ("Selling Shareholder') to a person who is not currently a shareholder must first offer to sell such shares to the Corporation upon the same terms and conditions offered by the prospective purchaser. The Corporation shall have ten (10) days in which to determine whether to purchase the stock of the Selling Shareholder. If the Corporation declines to purchase such shares of stock (the Selling Shareholder not voting if he is a Director of the Corporation), the Selling Shareholder must then offer to sell such shares to the remaining shareholders upon the same terms and conditions offered by the prospective purchaser. The remaining shareholders shall have fifteen (15) days to determine whether to purchase the stock of the Selling Shareholder. Each shareholder shall have the right to purchase a fraction of the total number of shares for sale, the numerator of which is the number of shares currently owned by the purchasing shareholder and the denominator of which is the total number of shares currently owned by all purchasing shareholders. In the event the Corporation and/or the purchasing shareholders have not agreed to purchase all of the shares being offered for sale by the Selling Shareholder, any offers to purchase the stock by the Corporation and/or purchasing shareholders shall be void, and the Selling Shareholder may proceed to sell to the prospective purchaser, upon terms and co nditions no less favorable to the Selling Shareholder than those specified in the terms of the third party offer as proposed to the Corporation and shareholders. If for any reason such sale is not consummated within forty-five
(45) days after the Corporation and remaining shareholders have refused the Selling Shareholder's offer to sell, the restrictions of this Section 9.01 shall again be applicable, and no subsequent sale may be made, except in compliance with the terms of this Section 9.01.

     Section 10.02. PERMITTED TRANSFER. Notwithstanding anything herein contained to the contrary, each shareholder shall have the right, during his lifetime, to transfer and assign all or any part of his interest in his stock in the Corporation to a revocable trust in which he is named as settlor and trustee, provided, however, that the trustee and any successors shall be bound by the terms of this Bylaw. In the event stock in the Corporation is in a trust described in the preceding sentence or is transferred into such a trust, then such shares may be transferred to the settlor of such trust, provided, however, that the settlor shall be bound by the terms of this Bylaw.

     Section 10.03. AGREEMENT. Any Agreement pertaining to the subject matter of this Article shall supersede this Article as to those sha reholders executing the Agreement, if the Corporation is a party to the Agreement or if such Agreement has been approved by the Board of Directors of the Corporation.

                                  ARTICLE XI
                                  AMENDMENTS

     Section 11.01. POWER TO AMEND. These Bylaws may be amended, altered, changed, added to or repealed by the affirmative vote of a majority of the shares entitled to vote at any regular or special meeting of the shareholders if notice of the proposed amendment, alteration, change, addition or repeal be contained in the notice of the meeting, or by the affirmative vote of a majority of the Board of Directors if the amendment, alteration, change, addition, or repeal be proposed at a regular or special meeting of the Board and adopted at a subsequent regular meeting; provided, however, that the Board of Directors shall not make or alter any Bylaw fixing their number, qualifications, classifications, or term of office; and provided further, that any Bylaws made by the affirmative vote of a majority of the Board of Directors as provided herein may be amended, altered, changed, added to or repealed by the affirmative vote of a majority of the shares entitled to vote at any regular or special meeting of the shareholders; also provided, however, that no change of the date for the annual meeting of shareholders shall be made within thirty (30) days next before the day on which such meeting is to be held, unless consented to in writing, or by a resolution adopted at a meeting, by all shareholders entitled to vote at the annual meeting.

     The foregoing are hereby executed by the undersigned as the Bylaws for the regulation of business and affairs of the Corporation.


DIRECTOR(S):

/s/ Nasser Lukmani
--------------------------
Nasser Lukmani

/s/ Arifa Hassan
--------------------------
Arifa Hasan

/s/ Filipp J. Kreissl
--------------------------
Filipp J. Kreissl

Dated: March 10, 1999

                               COPYRIGHT 1930 BY
                            DWIGHT & M. H. JACKSON
                                    CHICAGO
                                PATENT PENDING

                     **SEE RESTRICTIONS ON REVERSE SIDE**


                  INCORPORATED UNDER THE LAWS OF THE STATE OF

                                   MICHIGAN

        NUMBER                                              SHARES
         -1-                                                 410


                   INMOLD LUKMANI DESIGN TECHNOLOGIES, INC.


AUTHORIZED CAPITAL   60,000         SHARES     -0-       PAR VALUE
                   -----------------      ---------------

This Certifies That   NASSER LUKMANI                      is the owner of
                   ---------------------------------------
Four Hundred Ten (410) -------------------------- full paid and non-assessable
-------------------------------------------------
SHARES OF THE CAPITAL STOCK OF  INMOLD LUKMANI DESIGN TECHNOLOGIES, INC.
                              ---------------------------------------------
transferable on the books of the Corporation in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.
In Witness Whereof the said Corporation has caused this Certificate to be signed by its duly authorized officers and sealed with the Seal of the Corporation.
this                      day          of                      A.D. 1999
    ----------------------               ----------------------       --

   ------------------------------        ------------------------------------
   ARIFA HASAN     SECRETARY             NASSER LUKMANI           PRESIDENT


                     **SEE RESTRICTIONS ON REVERSE SIDE**

                          (C) DWIGHT & M. H. JACKSON
                            CORPORATION SUPPLY CO.
                              205 W. RANDOLPH ST.
                            CHICAGO, ILLINOIS 60606
--------------------------------------------------------------------------------


        (RESERVE THIS SPACE TO PASTE BACK CANCELLED STOCK CERTIFICATE)

------------------------------------------------------------------------------------------------------------------------------------
                                                                IF NOT AN ORIGINAL ISSUE SHOW DETAILS OF TRANSFER BELOW
                                                                                Original Certificate  No of Origil.  No. of Shrs
Certificate No.    -1-     For      410      Shares        Transferred from        No.      Date          Shares       Transfd.
               -----------   ---------------                                    --------------------------------------------------
         INMOLD LUKMANI DESIGN TECHNOLOGIES, INC.             Corporation         N/A       N/A
         --------------------------------------           ------------------------------------------------------------------------
                                                              (original issue)
               Dated                       1999
                    -----------------------  --           ------------------------------------------------------------------------
Issued to       NASSER LUKMANI
         --------------------------------------           ------------------------------------------------------------------------

         --------------------------------------           ------------------------------------------------------------------------

         --------------------------------------           ------------------------------------------------------------------------

                                                             IF THIS CERTIFICATE IS SURRENDERED FOR TRANSFER SHOW DETAILS
         --------------------------------------           ------------------------------------------------------------------------
                                                                                          No. of New          No. of Shares
                                                           New certificate Issued to      Certificate         Transferred
                                                                                          ----------------------------------------
Received this Certificate                  1999            -----------------------------------------------------------------------
                         ------------------  --            -----------------------------------------------------------------------

         --------------------------------------           ------------------------------------------------------------------------
           Nasser Lukmani
                                                          ------------------------------------------------------------------------
Surrendered this Certificate               1999
                            ---------------  --           ------------------------------------------------------------------------

-----------------------------------------------           ------------------------------------------------------------------------

                               COPYRIGHT 1930 BY
                            DWIGHT & M. H. JACKSON
                                    CHICAGO
                                PATENT PENDING

                     **SEE RESTRICTIONS ON REVERSE SIDE**


                  INCORPORATED UNDER THE LAWS OF THE STATE OF

                                   MICHIGAN

        NUMBER                                              SHARES
         -2-                                                 100


                   INMOLD LUKMANI DESIGN TECHNOLOGIES, INC.


      AUTHORIZED CAPITAL   60,000         SHARES     -0-       PAR VALUE
                        -----------------       ---------------

This Certifies That   ARIFA HASAN                         is the owner of
                   ---------------------------------------
One Hundred (100) ------------------------------- full paid and non-assessable
-------------------------------------------------
SHARES OF THE CAPITAL STOCK OF  INMOLD LUKMANI DESIGN TECHNOLOGIES, INC.
                              ---------------------------------------------
transferable on the books of the Corporation in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.
In Witness Whereof the said Corporation has caused this Certificate to be signed by its duly authorized officers and sealed with the Seal of the Corporation,
this                      day          of                      A.D. 1999
    ----------------------               ----------------------       --

   ------------------------------        ------------------------------------
   ARIFA HASAN     SECRETARY             NASSER LUKMANI           PRESIDENT

                          (C) DWIGHT & M. H. JACKSON
                            CORPORATION SUPPLY CO.
                              205 W. RANDOLPH ST.
                            CHICAGO, ILLINOIS 60606
--------------------------------------------------------------------------------


        (RESERVE THIS SPACE TO PASTE BACK CANCELLED STOCK CERTIFICATE)

------------------------------------------------------------------------------------------------------------------------------------
                                                                IF NOT AN ORIGINAL ISSUE SHOW DETAILS OF TRANSFER BELOW
                                                                                Original Certificate  No of Origil.  No. of Shrs
Certificate No.    -2-     For      100      Shares        Transferred from        No.      Date         Shares         Transfd.
               -----------   ---------------                                    --------------------------------------------------
         INMOLD LUKMANI DESIGN TECHNOLOGIES, INC.             Corporation         N/A       N/A
         --------------------------------------           ------------------------------------------------------------------------
                                                              (original issue)
               Dated                       1999
                    -----------------------  --           ------------------------------------------------------------------------
Issued to       ARIFA HASAN
         --------------------------------------           ------------------------------------------------------------------------

         --------------------------------------           ------------------------------------------------------------------------

         --------------------------------------           ------------------------------------------------------------------------

                                                             IF THIS CERTIFICATE IS SURRENDERED FOR TRANSFER SHOW DETAILS
         --------------------------------------           ------------------------------------------------------------------------
                                                                                          No of New           No. of Shares
                                                           New certificate Issued to      Certificate         Transferred
                                                                                          ----------------------------------------
Received this Certificate                  1999            -----------------------------------------------------------------------
                         ------------------  --            -----------------------------------------------------------------------

         --------------------------------------           ------------------------------------------------------------------------
           Arifa Hasan
                                                          ------------------------------------------------------------------------
Surrendered this Certificate               1999
                            ---------------  --           ------------------------------------------------------------------------

-----------------------------------------------           ------------------------------------------------------------------------

                               COPYRIGHT 1930 BY
                            DWIGHT & M. H. JACKSON
                                    CHICAGO
                                PATENT PENDING

                     **SEE RESTRICTIONS ON REVERSE SIDE**


                  INCORPORATED UNDER THE LAWS OF THE STATE OF

                                   MICHIGAN

        NUMBER                                              SHARES
         -3-                                                 490


                   INMOLD LUKMANI DESIGN TECHNOLOGIES, INC.


      AUTHORIZED CAPITAL   60,000         SHARES     -0-       PAR VALUE
                        -----------------       ---------------

This Certifies That   INMOLD, INC.                         is the owner of
                   ---------------------------------------
Four Hundred Ninety (490) ------------------------ full paid and non-assessable
--------------------------------------------------
SHARES OF THE CAPITAL STOCK OF  INMOLD LUKMANI DESIGN TECHNOLOGIES, INC.
                              ---------------------------------------------
transferable on the books of the Corporation in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.
In Witness Whereof the said Corporation has caused this Certificate to be signed by its duly authorized officers and sealed with the Seal of the Corporation,
this                      day          of                      A.D. 1999
    ----------------------               ----------------------       --

   ------------------------------        ------------------------------------
   ARIFA HASAN     SECRETARY             NASSER LUKMANI           PRESIDENT

                          (C) DWIGHT & M. H. JACKSON
                            CORPORATION SUPPLY CO.
                              205 W. RANDOLPH ST.
                            CHICAGO, ILLINOIS 60606
--------------------------------------------------------------------------------


        (RESERVE THIS SPACE TO PASTE BACK CANCELLED STOCK CERTIFICATE)

------------------------------------------------------------------------------------------------------------------------------------
                                                                IF NOT AN ORIGINAL ISSUE SHOW DETAILS OF TRANSFER BELOW
                                                                                Original Certificate  No of Origil.  No. of Shrs
Certificate No.    -3-     For      490      Shares        Transferred from        No.      Date         Shares        Transfd.
               -----------   ---------------                                    --------------------------------------------------
         INMOLD LUKMANI DESIGN TECHNOLOGIES, INC.             Corporation         N/A       N/A
         --------------------------------------           ------------------------------------------------------------------------
                                                              (original issue)
               Dated                       1999
                    -----------------------  --           ------------------------------------------------------------------------
Issued to       INMOLD, INC.
         --------------------------------------           ------------------------------------------------------------------------

         --------------------------------------           ------------------------------------------------------------------------

         --------------------------------------           ------------------------------------------------------------------------

                                                             IF THIS CERTIFICATE IS SURRENDERED FOR TRANSFER SHOW DETAILS
         --------------------------------------           ------------------------------------------------------------------------
                                                                                          No. of New          No. of Shares
                                                           New certificate Issued to      Certificate         Transferred
                                                                                          ----------------------------------------
Received this Certificate                  1999            -----------------------------------------------------------------------
                         ------------------  --            -----------------------------------------------------------------------

         --------------------------------------           ------------------------------------------------------------------------
         Filip J. Kreissl, President of
         Inmold, Inc.                                     ------------------------------------------------------------------------

Surrendered this Certificate               1999
                            ---------------  --           ------------------------------------------------------------------------

-----------------------------------------------           ------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    INMOLD LUKMANI DESIGN TECHNOLOGIES, INC.

                                  SHAREHOLDER

                                      AND

                          STOCK RESTRICTION AGREEMENT

                                _________, 1999



                                                             IAN D. PESSES. ESQ.
                                                        MADDIN, HAUSER, WARTELL,
                                                      ROTH, HELLER & PESSES, P.C
                                                        Third Floor Essex Centre
                                                         28400 Northwestern Hwy.
                                                            Southfield, MI 48034
                                                              (P/G) 248-354-4030
                                                              (Fax) 248-354-1422
                                                              (P/D) 248-827-1866

                   INMOLD LUKMANI DESIGN TECHNOLOGIES, INC.
                                 SHAREHOLDER
                                     AND
                          STOCK RESTRICTION AGREEMENT

                               TABLE OF CONTENTS

ARTICLES                                                             PAGE

1.00 PARTIES .......................................................   1
   1.01 Company.....................................................   1
   1.02 Shareholders................................................   1
   1.03 Parties.....................................................   1

2.00 DATES..........................................................   1

3.00 RECITALS.......................................................   1
   3.01 Stock Ownership..............................................  1
   3.02 Restrictions................................................   1
   3.03 Duties and Management Responsibilities.......................  1

4.00 CONSIDERATION AND AGREEMENT.....................................  1

5.00 MANAGEMENT.....................................................   2
   5.01 Shareholders................................................   2
   5.02 Board of Directors..........................................   2
   5.03 Officers....................................................   2
   5.04 Compensation................................................   2
   5.05 Expense Reimbursement........................................  3

   5.06 Financial Reports.................................................  3
   5.07 Severance.........................................................  3

6.00 CAPITALIZATION.......................................................  3

   6.01 Initial...........................................................  4
   6.02 Subsequent........................................................  4
   6.03 Failure To Make Capital Contributions.............................  4
   6.04 Debt..............................................................  4
   6.05 Shareholder Loans.................................................  4
   6.06 Dividends.........................................................  4

7.00 STOCK TRANSFER RESTRICTIONS..........................................  5
   7.01 Restrictions......................................................  5
   7.02 Violations........................................................  5
   7.03 Stock.............................................................  5
   7.04 Restrictive Legend................................................  5
   7.05 Effect............................................................  5
   7.06 Permitted Transfers...............................................  5
   7.07 Continuing Application............................................  6

8.00 PREEMPTIVE STOCK RIGHTS..............................................  6
   8.01 Qualified Rights..................................................  6
   8.02 Preservation of Minority Business Enterprise Status...............  6

9.00 FIRST REFUSAL RIGHTS.................................................  7
   9.01 Company...........................................................  7
   9.02 Role of Selling Shareholder.......................................  7
   9.03 Shareholder.......................................................  7

10.00 PUT-CALL OPTIONS..................................................   8
   10.01 Shareholder Co-Sale Option.....................................   8
   10.02 Shareholder Put Option.........................................   8

11.00 SHAREHOLDER DEATH.................................................   8
   11.01 Stock Redemption...............................................   8
   11.02 Purchase Price.................................................   9
   11.03 Method of Payment..............................................   9
   11.04 Deferred Payment...............................................   9
   11.05 Personal Guaranties............................................  10

12.00 INSURANCE.........................................................  10
   12.01 Insurance......................................................  10
   12.02 Additional Insurance...........................................  10
   12.03 Ownership Rights...............................................  10
   12.04 Creditor Claim.................................................  10
   12.05 Cooperation....................................................  10

13.00 DISPUTE RESOLUTION................................................  10
   13.01 Self Regulation................................................  10
   13.02 Arbitration....................................................  11
   13.03 Governing Law..................................................  12
   13.04 Specific Performance...........................................  12

14.00 FURTHER ACTIONS...................................................  12
   14.01 Additional Actions.............................................  12
   14.02 Supplemental Agreements........................................  12

   14.03 Disclosure.....................................................  12
   14.04 Shareholder Voting.............................................  13

15.00 CONFLICTS OF INTEREST.............................................  13
   15.01 No Competing...................................................  13
   15.02 Self-Dealing...................................................  13
   15.03 Confidentiality................................................  13
   15.04 Exclusivity....................................................  14
   15.05 Non Solicitation...............................................  14

16.00 INTERPRETATION AND CONSTRUCTION...................................  14
   16.01 Entire Agreement...............................................  14
   16.02 Conflicts......................................................  15
   16.03 Prior Agreements...............................................  15
   16.04 Number and Gender..............................................  15
   16.05 Captions.......................................................  15
   16.06 Waiver.........................................................  15
   16.07 Time...........................................................  15
   16.08 Conformity.....................................................  15
   16.09 Construction...................................................  15
   16.10 Counterparts...................................................  16

17.00 INSOLVENCY........................................................  16
   17.01 Required Consent...............................................  16
   17.02 Pre-Filing.....................................................  16

18.00 GENERAL PROVISIONS................................................... 16
   18.01 Representation.................................................... 16
   18.02 Production Option................................................. 17
   18.03 Name Use.......................................................... 17

19.00 MISCELLANEOUS PROVISIONS............................................. 17
   19.01 Notices........................................................... 17
   19.02 Binding Effect.................................................... 18
   19.03 Execution......................................................... 18
   19.04 RECEIPT........................................................... 19

                   INMOLD LUKMANI DESIGN TECHNOLOGIES, INC.

                                 SHAREHOLDER
                                     AND
                          STOCK RESTRICTION AGREEMENT

1.00 PARTIES. This SHAREHOLDER AND STOCK RESTRICTION AGREEMENT, herein referred to as the "Agreement", is made and entered into by and among the following parties:

     1.01 Company. INMOLD LUKMANI DESIGN TECHNOLOGIES, INC., a Michigan corporation, whose address is 28400 Northwestern Highway, Third Floor-Essex Centre, Southfield, Michigan 48034, herein referred to as "Company", and

     1.02 Shareholders. The word "Shareholder", individually, or "Shareholders", collectively, shall mean and refer to the holders and/or owners of any series and/or class of capital stock of the Company.

     1.03 Parties. The word "Party", individually, or "Parties", collectively, shall mean and refer to Company and/or the Shareholders.

2.00 DATES. This Agreement is made and entered into as of__________, 1999, herein referred to as the "Execution Date", and effective and binding as of __________, 1999, herein referred to as of the "Effective Date".

3.00 RECITALS.

     3.01 Stock Ownership. Simultaneously with the execution of this Agreement, the Shareholders will collectively own one hundred percent (I 00%) of all of the presently issued and outstanding capital stock, herein referred to as "Stock", of the Company.

     3.02 Restrictions. The Parties desire to provide for certain restrictions and protections relative to the sale or other transfer of the Stock or any newly authorized or issued Stock.

     3.03 Duties and Management Responsibilities. The Parties also wish to provide for various rights and duties by and among themselves, relative to the voting shares, the management, and related matters, in accordance with the terms and conditions hereinafter set forth.

4.00 CONSIDERATION AND AGREEMENT . FOR AND IN CONSIDERATION of the mutual covenants and benefit set forth herein, the adequacy and sufficiency of which are hereby acknowledged and accepted, and with the intent to be legally bound hereby, the Parties agree to all the terms and provisions contained in this Agreement.

5.00 MANAGEMENT.

     5.01 Shareholders.

          A. Participation, Shareholders of the Company may not participate directly in the management of the Company, except as follows: (1) as provided by State law; (2) when acting in some other capacity or role; and/or (3) as otherwise agreed by all the Parties.

          B. Required Consent. Notwithstanding anything to the contrary, all decisions of and/or by the Shareholders shall be made by a vote of a simple majority of the Shareholders, except as may otherwise be provided herein.

     5.02 Board of Directors.

          A. Initial. Notwithstanding anything to the contrary, the initial Board of Directors of the Company, herein sometimes "Board of Directors", "Board", and/or Directors", shall consist of three (3) Directors: (1) Nasser Lukmani; (2) Arifa Hasan; and (3) Filipp J. Kreissi, herein 'Initial Directors". Nasser Lukmani shall be Chairman of the Board of Directors and Chief Executive Officer of the Company.

          B. Term. The Director(s) shall continue to serve on an annual basis until his/her successors are duly chosen by the Shareholders. The Shareholders shall vote their stock and take all other actions necessary to elect the Initial Directors as the only Directors.

          C. Required Consents. Except as may be specially provided herein, any and/or all decisions of and/or by the Board of Directors shall be made by a simple majority of all Directors.

     5.03 Officers.

          A. Designations. The Officers of the Company shall consist of the following: (1) the President and Chief Executive Officer will be Nasser Lukmani; (2) Secretary will be Arifa Hasan; and (3) Treasurer will be Nasser Lukmani.

          B. Term. The officers of the Company shall continue on an annual basis unless otherwise determined by the Board of Directors. The Board of Directors shall take all actions necessary and/or appropriate to continue to designate those people to the positions, ti tles and offices noted in this paragraph 5.03, notwithstanding anything to the contrary.

     5.04 Compensation.

          A. Lukmani. The Company shall pay Nasser Lukmani the following compensation:

             1. Annual Base Salary of $100,000.00, herein "Base Salary". The Base Salary will be reviewed and increased annually, with such increase not to be less than five percent (5%) per annum.

             2. Benefits, herein "Benefits", essentially equivalent to the type of Benefits received by Nasser Lukmani from his prior Employer related to (a) health/medical insurance, (b) life insurance, (c) telephone, (d) automobile, (e) travel and entertainment, (f) vacation, (g) legal, (h) accounting, and (i) other related and/or similar expenses and Benefits. The Benefits will be increased annually as may be reasonably appropriate.

             3. Annual incentive compensation, herein "Incentive Compensation" as reasonably determined by the Board of Directors. The Parties intend that Nasser Lukmani is to receive reasonable Incentive Compensation on an annual basis.

          B. Others. The Company shall pay such other Compensation to the other employees of the Company as is reasonably determined by Nasser Lukmani.

     5.05 Expense Reimbursement. The Company shall promptly pay and/or reimburse a Shareholder, Director, and/or Officer for all expenses incurred for or on behalf of the Company or in the performance of any duties hereunder.

     5.06 Financial Reports. The President shall make full and prompt disclosure to the Directors and Shareholders of the operations and financial condition of the Company. Such disclosures shall include, but not be limited to the following:

          A. Monthly financial statements, which include:

             i. estimated monthly profit and loss statement by the sixth (6) day of each month.

             ii. actual financial statements by the twentieth (20) day of each month, which reports shall consist of:

                 a. profit and loss/income statements,

                 b. balance sheet/position statements,

                 c. aged account statements, for all accounts payables and receivables,

                 d. program management reports for the next sixty (60) days.

          B. State and Federal Tax returns within ten (10) days after the same are (a) prepared, or (b) filed.

          C. Any such other information as may be reasonably requested by the Shareholders or Directors, including copies of all contracts.

     5.07 Severance. The Company shall pay Nasser Lukmani severance compensation, herein "Severance', in accordance with the terms hereof. Service shall include (A) Base Salary, and (B) Benefits. Severance shall be payable in accordance with the regular payroll practices of the Company on a monthly basis and will continue as mutually and unanimously determined by the Board of Directors, as such Severance is thought to be appropriate, but not to exceed the earlier of (Y) six (6) months or (Z) the subsequent re-employment of Nasser Lukmani as an employee or otherwise as an Independent Contractor.

6.00 CAPITALIZATION.

     6.01 Initial. The initial capitalization of the Company shall be on the following basis:

          A. Nasser Lukmani        -   $410
          B. Arifa Hasan               $100
          C. lnmold, Inc.          -   $490

     6.02 Subsequent. If the Company is to properly develop, the Company will, from time to time, require additional capital. The Parties anticipate that Inmold, Inc. will provide and/or arrange for any such subsequent capital, herein "Subsequent Capital", upon terms agreeable to all the Parties.

     6.03 Failure To Make Capital Contributions. All Capital Contributions shall be voluntary, except for the equity capital specified in Paragraph 6.01. Shareholders shall not be required to make capital contributions to the Company. The Shareholders may not be diluted and/or otherwise penalized for the failure to make a capital contribution.

     6.04 Debt. The Company may incur debt (whether in the form of loans from financial institutions or other conventional sources, or in the form of Company issued bond indebtedness), provided, however, that no Shareholder shall be required to personally guarantee the payment or collection of such debt.

     6.05 Shareholder Loans. Except for the initial capital contribution as provided in Paragraph 6.01, all subsequent capital contributions to the Company shall be treated as "debt", and not "equity", herein "Shareholder Debt". The Shareholder Debt shall be as follows:

          A. Shall be secured by a lien on all the assets and subordinated to all institutional, third party, and/or bank debt,

          B. Shall be repaid when cash flow permits,

          C. Shall be repaid after all compensation, base, incentive, and expense reimbursements have been fully paid, including all such compensation to shareholders as employees of the Company.

          D. Shall be repaid prior to any dividend distributions to the Shareholders, and

          E. Shall pay interest at a rate agreed to by the Parties thereto.

     6.06 Dividends. The Company shall pay dividends as is authorized by law. Notwithstanding anything to the contrary, the Company will not pay any dividends until the following:

          A. The Company has fully paid all compensation to the shareholders as Directors, Officers, and employees. This Compensation includes all base, incentive and reimbursements.

          B. The Company has fully paid all appropriate third party expenses.

          C. The Company has fully paid and/or funded the appropriate reserves for working capital, maintenance, repairs, replacements, improvements, and expansions.

          D. The Company has sufficient cash flow.

7.00 STOCK TRANSFER RESTRICTIONS.

     7.01 Restrictions. The Parties shall not issue, sell, give, pledge, assign or otherwise transfer, voluntarily, involuntarily, by operation of law or otherwise, herein referred to as "Transfer", any interest they may have or to the Stock or otherwise in or to the Company, except as specifically permitted by this Agreement (the "Stock Transfer Restrictions").

     7.02 Violations. Any Transfer in violation of this Agreement shall be null and void, without effect on the other Parties, and shall operate as a material default hereunder by the offending Party.

     7.03 Stock. This Agreement is binding upon all Parties and all Stock, including, without limitation, all Stock now or subsequently authorized or issued by the Company, and whether now or subsequently owned by the Shareholders, and all future owners or holders of the Stock, even if they do not sign a copy of this Agreement.

     7.04 Restrictive Legend. All Stock Certificates, whether presently issued and outstanding, or newly issued or authorized, shall be conspicuously endorsed with and contain the following restrictive legend or the equivalent thereof:

          "Transfer of the shares represented by this certificate is restricted by and subject to the terms of a Shareholder Agreement by and among the Company and its Shareholders, a copy of which is on file at the office of the Company."

     7.05 Effect. Notwithstanding the foregoing, the failure to have such statements or notice of restriction endorsed on any certificate of Stock shall in no way adversely affect or impair the validity or enforceability of this Agreement or the Stock Transfer restrictions.

     7.06 Permitted Transfers. Notwithstanding the Stock Transfer Restrictions, any Shareholder may, upon prior written notice to and without the approval of the Board of Directors or any other Shareholder, Transfer some or all of the Shareholder's Stock as follows:

          A. If the shareholder is an individual, then only to a revocable Living Trust established for the benefit of a record holder of shares of Stock who is an individual and/or the immediate family (spouse and/or children) of such holder, provided (1) that the transferring record holder is the sole trustee of the Trust during his or her lifetime, (2) that all Trustees of such Trust hold such Stock subject to the terms and conditions hereof, (3) that all such Trustees agree to the terms of this Agreement and sign a duplicate copy of this Agreement, as it exists now or as may be amended in the future, and (4) that the record holder of the Stock is the sole and exclusive person to vote the Stock.

          B. If the shareholder is a corporation, then only to (1) a wholly owned subsidiary of that corporate shareholder, and/or (2) to anyone who acquires controlling interest in or to the corporate shareholders, provided (a) that the Party holds such Stock subject to the terms of this Agreement, (b) that the Party signs a copy and agrees to all of the terms of this Agreement, and (c) that the original corporate Shareholder/Inmold, Inc. is the sole and exclusive person to vote the Stock.

     7.07 Continuing Application. Any transferee of the Stock shall take and hold the Stock subject to the continued application of this Agreement and must sign a duplicate copy of this Agreement, as it exists now or as may be amended in the future, or an acknowledgment thereof. The form and content of any such acknowledgment shall be as determined by the Board of Directors, in its sole and absolute discretion.

8.00 PREEMPTIVE STOCK RIGHTS.

     8.01 Unqualified Rights. The Shareholders shall have full and absolute preemptive rights, notwithstanding anything to the contrary, to subscribe for or otherwise acquire any additional or other shares of Stock now or hereafter authorized or issued by the Company.

     8.02 Preservation of Minority Status. The following general restrictions shall apply to transfers of the Company stock in order to preserve the status of the Company as a Minority Controlled and Certified Business Enterprise:

          A. All Parties intend that the Company to be and qualified as a Minority Business Enterprise and controlled by a minority s hareholder, notwithstanding anything to the contrary.

          B. All Shareholders, Directors, and Officers of the Company shall use best efforts and take all actions necessary or appropriate to obtain and maintain status of the Company as a certified Minority Business Enterprise, notwithstanding anything to the contrary. This obligation includes, but certainly is not limited to using best effort to insure that Nasser Lukmani owns, controls, and votes at least fifty-one (51%) percent of the Stock at all times, notwithstanding anything to contrary.

          C. Subject to the other provisions of this Agreement, a proposed non-Minority shareholder may acquire shares of stock in the Company only from then current non-Minority Shareholder(s).

          D. Subject to the other provisions of this Agreement, a proposed Minority shareholder may acquire stock from any of the Shareholders, provided, however, that in no event shall the percentage interest of all minority shareholders be less than fifty-one (51 %) percent.

9.00 FIRST REFUSAL RIGHTS.

     9.01 Company. Except as permitted in Paragraph 7.06 and subject to the restrictions and limitations contained in Paragraph 8.02 with respect to the percentage share of the Company's stock required to be held by Minority Shareholders, a Shareholder shall not Transfer any or all of the Stock without first offering the Stock for the same price, on the same terms as are contained in a bona fide, written offer received by the Shareholder from a third party, herein referred to as a "Bona Fide Offer". The Company shall have thirty (30) days from the date of receipt of an unedited, complete copy of the Bona Fide Offer and a written and complete disclosure of all facts which describe the transaction, (a) to acquire all, but not less than all, of the shares of Stock offered to be purchased in the Bona Fide Offer on the same terms and condition as are contained in the Bona Fide Offer, or (b) to waive this first right of refusal and not acquire the Stock. If the Company elects to redeem the selling Stock, and notifies the selling Shareholder as required above, the Company and the selling Shareholder shall close the redemption of the Stock within thirty
(30) days thereafter. Notwithstanding anything to the contrary, the Company shall not elect to redeem the Stock if the effect thereof would be to reduce minority holdings of stock below the limits set forth in Paragraph 8.02 hereof.

     9.02 Role of Selling Shareholder. Except as provided in Paragraph 7.01, the decision whether to exercise the right of first refusal set forth in Paragraph
9.01 hereof shall be made by the vote of the Board of Directors. If the selling Shareholder is a member of the Board of Directors, the selling Shareholder shall not have any role or vote in deciding whether to redeem the Stock of the selling Shareholder.

     9.03 Shareholder. Should the Company fail to elect to purchase the Stock, or otherwise waives the right of first refusal to purchase the Stock, then the selling Shareholder, herein referred to as "Offeror", shall then offer the Stock to the other Shareholders, herein referred to as the "Offeree", under the same terms and conditions contained in Paragraph 9.01 above. Notwithstanding anything to the contrary, an Offeree may not elect to purchase the Stock if the effect thereof would be to reduce minority holdings of Stock below the limits set forth in Paragraph 8.02 hereof. If the Offeree elects to purchase the Offeror's Stock and notifies the Offeror as required above, they shall close the purchase within thirty (30) days thereafter. Should the Offeree fail to so elect, or having elected, fail to close the sale within this thirty (30) day period, then the Offeror may sell, assign or transfer Offeror's Stock only to the purchaser named in the Bona Fide Offer, upon the terms specified therein, provided that such sale is consummated within ninety (90) days following the Offeror's receipt of the Offeree's decision not to purchase the Stock, or the expiration of the thirty (30) day closing period. If the sale is not consummated within the specified ninety (90) day period, the Offeror must again offer the Stock first to the Company and second to the other Shareholders in accordance with the provisions hereof.

10.00 PUT-CALL OPTIONS.

     10.01 Shareholder Co-Sale Option. Subject to the restrictions and limitations set forth in Paragraph 8.02, in the event the Company decides and/or elects to sell or enter into an agreement to sell any Stock to an outside, third-party, non-Shareholder purchaser, then the Shareholders may participate equally on a proportionate basis with, and on the same terms and conditions as the Company and/or any other Shareholder in any such sale of shares of Stock, herein "Shareholder Co-Sale Option". This Shareholder Co-Sale Option must be exercised before, and automatically terminates thirty (30) business/working days after receipt of the Notice from the Company of the intent or decision to sell any of the Stock, even if the sale of Stock is not actually consummated. The waiver of this Shareholder Co-Sale Option shall only be for a single transaction and a Shareholder cannot in any way be deemed to have adversely affected and/or to otherwise waived the Shareholder's Co-Sale Option with re spect to any subsequent sale of Stock by the Company.

     10.02 Shareholder Put Option. In the event that any Shareholder decides to voluntarily separate from the Company, then such Shareholder herein "Withdrawing Shareholder" may sell all, but not less than all, of his Stock back to the Company, herein "Shareholder Put Option". The sale price equal to the greater of either (A) the original amount of the selling Shareholder's investment in the Company, or (B) the prorata portion of the net book value of the Company, which shall be calculated without reference and value being given to insurance proceeds, good will, or any other intangible assets, herein referred to as the "Shareholder Put Option". The Company's accountant shall calculate and determine the net book value of the Company in accordance with generally accepted accounting principles, consistently applied. The withdrawing Shareholder and the Company will close on the Share holder Put Option within thirty (30) days after receipt by the Company of written notice to exercise the Shareholder Put Option. Notwithstanding anything to the contrary, the Company may not redeem any Shareholder's Stock until three (3) years from the Execution Date of this Agreement.

11.00 SHAREHOLDER DEATH.

     11.01 Stock Redemption. In the event of the death of a Shareholder or, and regardless of whether the Stock of the deceased Shareholder is held and/or owned by a trust or an entity owned and controlled by the deceased Shareholder, the Company shall repurchase and redeem all such Stock owned directly or indirectly by the deceased Shareholder, herein referred to as the "Stock Redemption". The deceased Shareholder's Stock shall be transferred to the Company pursuant to the Stock Redemption free and clear of all claims and encumbrances whatsoever. The Company shall have ninety (90) days after receipt of written notice of the death of a Shareholder to complete the Stock Redemption.

     11.02 Purchase Price. The purchase price, herein "Purchase Price", which the Company shall pay to the estate of any deceased Shareholder in redemption, of his shares of Stock shall be the greater either (A) the original amount of the deceased Shareholder's investment in the Company, (B) the prorata portion of the net book value of the Company, which shall be calculated without reference and value being given to insurance proceeds, goodwill, or any other intangible assets, or (C) insurance proceeds received eived by the Company on the life of the Shareholder. The Company's accountant for the Company shall calculate and determine the Purchase Price.

     11.03 Method of Payment. The Purchase Price which the Company will pay to the appropriate legal representative of the deceased Shareholder under the preceding Subparagraph shall be paid promptly upon receipt by the Company of the proceeds of any insurance covering such deceased Shareholder. Notwithstanding the foregoing, in the event that life insurance proceeds are insufficient or unavailable to pay the Purchase Price calculated in connection with the preceding subparagraph, then the amount of the Purchase Price which is not covered by insurance (the "Uninsured Amount") shall be paid in installments as provided in Subparagraph 11.04 below.

     11.04 Deferred Payment. The Uninsured Amount shall be paid as follows:

          A. Down Payment. The Company shall pay thirty percent (30%) of the Uninsured Amount within ninety (90) days after receipt by the Company of written notice of the death of a Shareholder from the legal representative of the deceased Shareholder.

          B. Annual Installments. The Company shall pay the balance of the Uninsured Amount in two (2) equal annual installment payments commencing one (1) year from the date of the Shareholder's death, and continuing thereafter each succeeding year until paid in full. No interest shall be due on any such installment payments, unless same are not timely paid, in which event, interest shall accrue on the unpaid balance from the date of default at the rate of twenty percent (20%) per annum until paid.

          C. Security. In the event the Uninsured Amount is required to be paid in installments as provided above, the Company and the estate of the deceased Shareholder shall enter into a stock pledge agreement, whereby the redeemed shares shall be held in escrow by a mutually satisfactory escrow agent, until the redemption price is fully paid to the legal representative of the deceased Shareholder. The legal representative of the deceased Shareholder shall have no further voting or other rights in the he Stock or the Company, pending the timely payment of the purchase price.

          D. Prepayment. All amounts due under this Paragraph 11 may be prepaid in full or in part at any time without penalty.

          E. Acceleration. In the event the Company fails to make any payment within the time period(s) required hereunder, the Company shall be deemed to be in beach of this Agreement, and all remaining and unpaid amounts due hereunder may be accelerated, and immediately become due and owning, unless the overdue installment is paid within ten (10) days after the Company receives written notice that such installment is overdue.

     11.05 Personal Guaranties. In the event of a Stock Redemption, the Company shall use reasonable efforts to have any personal guaranty of such deceased Shareholder removed and/or released; provided, however, the Company shall have no liability for any failure, after using reasonable efforts, to have any such personal guaranty removed and/or released.

12.00 INSURANCE.

     12.01 Insurance. The Company may maintain during the term hereof policies of life insurance on the life of a Shareholder in an amount as determined by the President of the Company, which amount may be two or more times the estimated purchase price of each Shareholder's Stock as calculated under Section 11.02 hereof, herein the "Life Insurance". Further, the Company may, but without obligation, obtain a policy or policies of disability insurance on any of the Shareholders, officers, directors and/or agents of the Company, in such amounts and on whatever terms the Company, in its sole discretion, deems appropriate (the "Disability Insurance"). The Life Insurance and Disability Insurance may sometimes hereinafter be referred to as "Insurance".

     12.02 Additional Insurance. The Company may, but without obligation, maintain the Insurance, substitute other policies for the Disability Insurance and/or convert, modify, increase or decrease the amount type or form of coverage under the Insurance, as it deems appropriate in its sole discretion.

     12.03 Ownership Rights. The Company shall be the sole owner and beneficiary of the Insurance. The Shareholders will have no individual or separate ownership interests in or to any such Insurance, except as specifically provided herein.

     12.04 Creditor Claim. The interest of the Company in, and the cash value of and proceeds from, the Insurance shall not be subject to any claim of any creditor of the Company and/or any creditor of a Shareholder. The rights of any creditor of a Shareholder can attach only to the Stock of that particular Shareholder.

     12.05 Cooperation. The Shareholders shall fully cooperate and take all reasonable actions to help the Company obtain and maintain any such Insurance and shall not knowingly take any action which may or could prevent, deny, end, terminate, or otherwise preclude any such Insurance coverage.

13.00 DISPUTE RESOLUTION.

     13.01 Self Regulation. In the event of a dispute, the Parties shall use best efforts and diligently attempt, in good faith, to resolve and settle the disagreement as quickly, reasonably, and as confidentially as possible. The Parties will make every effort to avoid arbitration.

     13.02 Arbitration. In the event the Parties are unable to settle their differences among themselves, then the Parties shall arbitrate, herein "Arbitration", such disputes. Notwithstanding anything to the contrary, such Arbitration shall be as follows:

          i. In accordance with the Rules of the American Arbitration Association for a three-member panel, except as may be specifically provided herein.

          ii. Located only in Southfield, Michigan, U.S.A. The Parties consent to the exclusive jurisdiction and venue of Oakland County, Michigan, U.S.A. for this Arbitration and any enforcement proceeding.

          iii. The sole and exclusive method for the resolution of all disputes and disagreements among the Parties and in place of all other or alternative judicial procedures.

          iv. Conducted and concluded on a confidential basis. The parties shall not disclose and shall not assist others in the disclosure of any information whatsoever concerning the nature of the dispute.

          v. Conducted and concluded on an expedited basis such that the time limit for any individual or separate action shall not exceed fifteen (15) days, herein the "15-Day Rule", unless otherwise agreed to by the Parties. The 15-Day Rule shall mean there will be only 15 days to do and take any individual or separate actions, including but not limited to the following:

               (a) Answer or respond to responsive pleadings;
               (b) Select the arbitrators;
               (c) Conduct all discovery;
               (d) Hold any hearings;
               (e) Issue final, binding opinion after the hearing;

          vi. Concluded and a final, binding, and written Arbitration award issued within 180 days of first filing the request for Arbitration, notwithstanding anything to the contrary, including but not limited to: (a) any rules of AAA, or
(b) the 15-Day Rule.

          vii. Award costs and actual attorneys fees to the prevailing party. The Prevailing Party shall be the party awarded the most amount of money from any claim, counter claim, cross-claim, or otherwise. The Arbitrators shall have the authority to award any legal and/or equitable remedy, including, b ut not limited to (a) specific performance and (b) permanent restraining orders, notwithstanding anything to the contrary.

          viii. Binding on all Parties and all Parties consent to the immediate enforcement of any Arbitration award by the appropriate court. If a Party ("Enforcing Party") files a lawsuit to seek the enforcement of an Arbitration award, the non-complying party ("Defaulting Party") shall pay the Enforcing Party as follows:

               (a) Double the Arbitration award;
               (b) Interest at 20% per annum from commencement encement of the Arbitration proceeding;
               (c) All costs, including actual attorneys fees, of the Enforcing Party from commencement of the Arbitration; and
               (d) Any other award, damage, and/or penalty which the Court believes appropriate.

     13.03 Governing Law. This Agreement and any Arbitration will be governed by and construed in accordance with the laws of the State of Michigan.

     13.04 Specific Performance. The Stock cannot be readily sold or purchased in the open market and for that reason, among others, the Parties will be irreparably damaged and injured in the event this Agreement is not specifically enforced. -Notwithstanding anything to the contrary, the Parties specifically authorize and empower the Arbitration with the power and authority to specifically enforce any term of this Agreement. Specific Enforcement authority may include the power to specifically issue an ex parte preliminary injunction or restraining order restraining any Transfer pending the determination of such controversy. In the event of any controversy concerning the right or obligation to purchase, redeem or sell any of the Stock, such right or obligation may be enforced by specific performance. The specific performance provided for herein shall be inclusive of, and in addition to, all other remedies otherwise available.

14.00 FURTHER ACTIONS.

     14.01 Additional Actions. This Agreement is intended to include all provisions, terms, and other items necessary, desirable, or appropriate for a Shareholder Agreement. The Shareholders shall take such additional actions, shall perform all incidental work, and shall render such additional services as may be reasonably required or requested by Company in furtherance of the intent and purpose of this Agreement, notwithstanding that the same may not have been specifically provided for in, or may have been omitted from, this Agreement.

     14.02 Supplemental Agreements. The Parties anticipate that certain additional actions may be necessary, desirable and/or appropriate to implement and/or effectuate this Agreement. The Board of Directors must approve the form and content of all subsequent documents which may be prepared and/or executed in connection herewith. After approval by the Board of Directors, then all Parties shall sign any such additional documents as may be necessary, desirable, appropriate, and/or otherwise requested by the Board of Directors.

     14.03 Disclosure. Whenever reasonably required by another Shareholder, or his or her representative, each Shareholder shall make full and complete disclosure of all information concerning or related to the affairs of the Company and the Business, including, but not limited to, the type, amount, and date of all Benefits, paid or to be paid. The Shareholders shall hold and retain, in the strictest confidence, all such disclosures and related information and shall not disclose any such information to any non-Shareholder out of the ordinary course of business without the prior written consent from the Board of Directors.

     14.04 Shareholder Voting. Each Shareholder shall take such actions, execute such proxies and other agreements, and otherwise vote their Stock in such manner as shall effectuate, implement, enforce, acknowledge, continue, and/or confirm all of the terms and provision of this Agreement, including, without limitation, acknowledging, agreeing and executing such amendments to the Articles of Incorporation, Bylaws or other agreements as shall be appropriate for the purpose of implementing, enforcing, acknowledging continuing, and/or confirming this Agreement to its fullest extent.

15.00 CONFLICTS OF INTEREST.

     15.01 No Competing. A Shareholder, directly, indirectly, or by any other means whatsoever, may not compete, directly, indirectly, or by any other means whatsoever with the Company or the Business. The Shareholders shall make full and complete, prior written disclosure to the Board of Directors of any actual or potential competition and/or conflict of interest with the Company and/or the Business. The Parties acknowledge that Nasser Lukmani is involved with Design Engineering Services, Inc., herein "DES". Nasser Lukmani may continue his involvement with DES and such continued involvement will not be a violation of this Agreement or any obligation of Nasser Lukmani to the Company, notwithstanding anything to the contrary.

     15.02 Self-Dealing. A Shareholder may contract or otherwise deal with the Company and/or the Business with respect to the sale, lease, and/or purchase of any property of the Company, the rendering or providing services to or for the Company and/or the Business, the lending of money to or for the Company and/or the Business, the receipt of compensation, fees, commission, and/or interest from the Company, and/or in any other manner whatsoever without being subject to claims of self-dealing, provided that all such dealings or transactions (a) are fully disclosed, in writing and in advance, to the Board of Directors, (b) are approved, in advance, by the Board of Directors and such interested Shareholder abstains from the voting and/or approval process, and (c) are at such prices and/or on such terms not substantially less favorable to the Company than would be generally available from unrelated third/outside parties.

     15.03 Confidentiality. All business information, including but not limited to financing, developing, managing, operating, and related information, regardless of its form, concerning the Company and/or the Business, is very valuable and confidential, herein "Confidential Information". The Shareholders shall hold, retain, and maintain in the strictest confidence, and shall not disclose in any manner whatsoever, the Confidential Information.

     15.04 Non-Exclusive. Nasser Lukmani will be actively involved in the management and operation of the Company and the Business. Nasser Lukmani may have other related and unrelated outside employment, contractor, investor, and/or business interests and such activities will not be a violation of this Agreement and any obligation to the Company. Nasser Lukmani is not expected to devote his full time and exclusive efforts to the Company or the Business. The Parties acknowledge, consent, and anticipate that Nasser Lukmani may become involved with other minority business enterprises with Inmold, Inc., the first of such other businesses may be known as "Inmold Lukmani Manufacturing, Inc."

     15.05 Non Solicitation

          A. The Company and Nasser Lukmani will not solicit any customer or employee of Inmold, Inc., on the one hand, and Inmold, Inc. will not solicit any customer or employee of the Company, on the other hand, (herein "Non Solicitation Obligation").

          B. For purposes of this Non Solicitation Obligation:

             i. The Company and/or Inmold, Inc. will mean any entity they own, control, are employed by , contract with, and/or otherwise have the ability to influence, jointly or severally.

             ii. Solicit and/or Solicitation will mean:

                 a. For a customer, any attempt to obtain any business from, to influence the customer to do business with anyone other than the Company or Inmold, Inc., and/or to otherwise change the relationship between the customer and Inmold, Inc. or the Company.

                 b. For an Employee, an attempt to hire and/or to otherwise change the relationship between Inmold, Inc. or the Company and any employee.

             iii. Customer will mean any current and/or future customer of Inmold, Inc. or the Company.

             iv. Employee will mean any current or future employee, contractor, vendor, and/or supplier of Inmold, Inc. or the Company.

             v. This Non Solicitation Obligation will exist during the term of this Agreement and will continue for the term of one (1) year following the later date of the following: (a) termination of the business of the Company; (b) dissolution and final distribution of the assets of the Company to the Shareholders, and/or (c) repayment of all the moneys due from the Company, Arifa Hasan, and/or Nasser Lukmani to Inmold, Inc.

16.00 INTERPRETATION AND CONSTRUCTION.

     16.01 Entire Agreement. This Agreement represents the entire and integrated Shareholder Agreement between the Parties relative to the subject matter hereof. No amendment, modification, or change to this Agreement shall be effective or binding unless reduced to writing and signed by all the Parties.

     16.02 Conflicts. In the event of a direct conflict or inconsistency between this Agreement and any other agreement, including the Articles of Incorporation, Bylaws, Stock Certificates, Employment Agreements, and/or Service Agreements, or any amendment thereto, herein referred to as "Other Agreements", this Agreement, or any amendment hereto, shall govern and control the Other Agreements.

     16.03 Prior Agreements. The Parties hereby agree and acknowledge that the execution of this Agreement hereby supersedes, replaces and cancels any and all other prior agreements, contracts and arrangements, whether written or verbal, between the Company and any of the Shareholders.

     16.04 Number and Gender. Whenever required by the context or use, the singular word shall include the plural word and the masculine gender shall include the feminine and/or neuter gender.

     16.05 Captions. The paragraph titles, headings, and/or captions contained herein have been inserted solely as a means of reference and convenience. Such captions shall not affect the interpretation or construction hereof and shall not define, limit, extend, or otherwise describe the scope or the intent of any provision contained herein.

     16.06 Waive. No action or omission by any Party, including but not limited to any extension, modification, amendment, forbearance, delay, acceleration, indulgence, or concession with regard thereto, if any, is intended to, nor shall constitute or be deemed a waiver, discharge, or release of any other Party or term, of this Agreement, or any obligation or right established thereby, nor shall any such action or omission constitute an approval of, or acquiescence in, any breach hereof, I except as may be expressly agreed to in writing.

     16.07 Time. Time is of the essence for all purposes of this Agreement.

     16.08 Conformity. Any provision hereof which is in conflict with applicable laws as of the date hereof, is hereby amended to conform to and comply with such laws to the maximum and fullest extent permitted thereunder. If, as a result of such law conflict and/or required amendment thereto, any term, obligation, right, condition, or provision thereof is held invalid, inoperative, void, or unenforceable, herein the "Offensive Provision", the remaining provisions hereof shall (a) remain in full force; (b) in no way be altered, affected, impaired, invalidated, or otherwise changed by the Offensive Provision; and (c) be interpreted, construed, and applied as though the Offensive Provision was not in the first instance contained herein.

     16.09 Construction. The terms and provisions hereof have been determined by arms-length negotiation by the Parties hereto. In the event of a dispute, the terms hereof should not be construed against any Party as drafter, notwithstanding the fact that the Company or any one Shareholder may have physically prepared or processed the written form hereof.

     16.10 Counterparts. This Agreement, or any amendments thereto, may be executed in one or more counterparts, each of which shall constitute and be deemed an original and binding. All of the counterparts collectively or together shall constitute one and the same instrument and agreement, binding on all the Parties. Counterpart copies of this Agreement need not be signed by more than one (1) Party. Counterparts (a) may be original copies or fax copies and (b) may contain original signatures or fax signatures.

     17.00 INSOLVENCY In the event the Company desires to seek the protection of any state or federal insolvency law, then the following shall apply.

     17.01 Required Consent. Two-thirds (2/3) consent from the Directors and the Shareholders shall be required to authorize the Company to voluntarily seek the protection under any insolvency law, notwithstanding anything to the contrary, including state or federal law, or the Articles of Incorporation.

     17.02 Pre-Filing. In the event of a voluntary or involuntary filing under any insolvency law, then in such event:

           A. Notice. The Company will provide each shareholder with simultaneous, same day written notice thereof and a complete copy of all filings.

           B. Name. The Company will simultaneously, same day change its name so that the new name has no reference to the name "Inmold". In connection with this name change, the Company will no longer (1) use any reference to Inmold in any future business activity, products, and/or services, or (2) reference its prior affiliation or association with Inmold, Inc.

           C. Put. Inmold, Inc. may immediately put and sell to the Company its interest in and to the Company, herein "Insolvency Put". The Parties will use best efforts to try to permit Inmold, Inc. to exercise the Insolvency Put at least fourteen (14) days prior to the actual filing of the insolvency protection by the Company. The Insolvency Put and the actual sale shall be effective immediately upon receipt by the Company of the exercise by lnmold, Inc. of the Insolvency Put, even if Inmold, Inc. has not (1) received any payment of the purchase price, (2) returned the Stock to the Company, or (3) otherwise completely closed the Insolvency Put Transaction.

18.00 GENERAL PROVISIONS

     18.01 Representation.

           A. The Parties acknowledge that legal counsel preparing this Agreement ("Counsel") was representing the Company and all of the Shareholders collectively as a group. In preparing this Agreement or forming the Company, Counsel did not represent any of the shareholders individually.

           B. The Parties have been advised by Counsel that a conflict may exist among their individual interests. Each Party has been advised by Counsel to seek the advice of separate counsel. Each Party has had the opportunity to seek the advice of independent counsel.

           C. Each Party has received all information necessary to make an informed decision regarding the consent to this representation and waiver of conflict of interest with regard thereto. Each Party does hereby consent to and waive all claims of conflict of interest, breach of duty, or similar causes related to the representation of the Company by Counsel in connection with the preparation of this Agreement and the operation of the Company.

     18.02 Production Option. The Company does hereby grant and give to Inmold, Inc. the sole, exclusive, and irrevocable option to manufacture, produce, and/or supply ("Production Option") all products, parts, accessories, and/or related items which the Company designs, engineers, outsources, coordinates, and/or otherwise becomes involved with. Included with the Production Option, the Company shall use best efforts to direct and steer production, manufacturing and/or sourcing business to Inmold, Inc. whenever it has the opportunity. The Company shall make full and prompt written disclosure of all relevant information to Inmold, Inc. related to this Production Option.

     18.03  Name Use.

            A. If Lukmani is no longer a shareholder of the Company, the Company may continue to use the name Lukmani in the name of the Company and in, to, or with any of its products or services.

            B. If Inmold, Inc. is no longer a shareholder of the Company, the Company must immediately do the following:

               1. Stop using the name of 'Inmold" or the initials of ILD, or any reasonable variation or version thereof,

               2. Stop using any reference to the prior association or affiliation with Inmold, Inc.,

               3. Change the name of its legal entity, assumed names, trade names, product names, trade marks, service marks, copyrights, and/or other labels or titles away from the name Inmold or any reasonable derivation thereof.

19.00 MISCELLANEOUS PROVISIONS

     19.01 Notices. All notices, including all demands, consents, requests or the communications, given or furnished pursuant hereto must be given in writing to be effective and binding, herein referred to as "Notices". The Notices may be sent by (a) ordinary, first class U.S. mail, (b) certified or registered U.S. mail, regardless if the return receipt is received by the sender, (c) any private next-day delivery carrier, or couriers, or their equivalent, (d) telegram, telecopy, telex, fax or (e) personal service. All Notices must be properly addressed and contain the appropriate or respective addresses as provided herein. All Notices are intended to and shall be effective on the actual date of the Notice. The Notices shall be deemed received and delivered for all purposes one (1) day after the same is deposited or delivered to the carrier or transmitter for the same regardless of the actual date of receipt. If the last day for the giving or receiving of any Notice or performing any act under this Agreement is a Saturday, Sunday or legal holiday in the State of Michigan, then in such event, the time period an d date shall be automatically extended to the next business day which is not a Saturday, Sunday or legal holiday in the State of Michigan. Any Party may change its address for purposes of the Notices by giving Notice of any such change to all the other Parties. Unl ess and until the Parties are notified of a change in address, all Notices shall be sent to the Parties at the address contained in this Agreement. Copies of all Notices shall be sent to: Ian D. Pesses, Esq., MADDIN, HAUSER, WARTELL, ROTH, HELLE R & PESSES, P.C., 28400 Northwestern Highway, Third Floor Essex Centre, Southfield, Michigan 48034, (248) 354-4030 (Ph), (248) 354-1422 (Fax),
(248) 827-1866 (Direct).

     19.02 Binding Effect. All rights and obligations contained in this Agreement shall be binding upon and inure to the respective Parties, their successors and assigns, if any.

     19.03 Execution. The Parties, each, separately and individually, have (a) carefully read, fully understand and agree to all of the terms and provisions of this Agreement; (b) consulted with, received from, and been represented by separate and independent legal counsel at all times prior to and simultaneous with the execution and implementation of this Agreement; (c) signed this Agreement as their free act and deed without coercion, duress, or other undue influence whatsoever; and (d) executed and delivered this Agreement as of the date first set forth hereinabove.

                   THIS SPACE WAS INTENTIONALLY LEFT BLANK.

                       THIS AGREEMENT CONTINUES ON THE

                        NEXT PAGE WITH PARAGRAPH 19.04

     19.04 RECEIPT. THE PARTIES HEREBY ACKNOWLEDGE AND ACCEPT A COMPLETE COPY OF THIS AGREEMENT.


                                        "COMPANY"

In the Presence of:                     INMOLD LUKMANI DESIGN
                                        TECHNOLOGIES, INC.,
                                        a Michigan corporation



[illegible]                             By: /s/ Nasser Lukmani
--------------------------                 ----------------------------
                                           Nasser Lukmani, its President

--------------------------

                                        SHAREHOLDERS:

                                           /s/ Nasser Lukmani
--------------------------                 ----------------------------
                                           Nasser Lukmani, individually
                                           and as Trustee


--------------------------
                                           INMOLD, INC.

[illegible]                            By: /s/ Filipp J. Kreissl
--------------------------                 ----------------------------
                                           Filipp J. Kreissl, its President

--------------------------

[illegible]                                 /s/ Arifa Hassan
--------------------------                 -----------------------------
                                           Arifa Hasan, individually

--------------------------

                                           AGREED TO AND ACCEPTED IN ITS
                                           ENTIRETY

--------------------------                 Nasser Lukmani Living Trust, dated
                                           2/8/99, or as may be Amended

                                           /s/ Nasser Lukmani
--------------------------                 ------------------------------
                                           Nasser Lukmani, its sole Trustee

                            ACTION BY INCORPORATOR
                              IN LIEU OF MEETING
                                     FOR
                   INMOLD LUKMANI DESIGN TECHNOLOGIES, INC.

     The undersigned, being the Incorporator of INMOLD LUKMANI DESIGN TECHNOLOGIES, INC., a Michigan Corporation, herein the "Corporation", does hereby consent to and adopt the following resolutions as and for the action of the Incorporator, for and on behalf of the Corporation, in lieu of a formal meeting:

     1. Waiver of Notice.

        RESOLVED, that the undersigned hereby waives the necessity of Notice of Meeting of the Incorporator of the Corporation and the necessity of holding an actual meeting of the same.

     2. Incorporation.

        RESOLVED, that Ian D. Pesses is authorized and empowered to form the Corporation and to serve as the Incorporator for the Corporation.

     3. Articles of Incorporation.

        RESOLVED, that the Incorporator is authorized and directed execute and file the Articles of Incorporation, as presented and as may be modified by the Incorporator.

     4. Directors.

        A. Designation.

           RESOLVED, that the following persons are hereby designated as the Directors of the Corporation, to serve in such capacity until the first Annual Meeting of the Shareholders of the Corporation or until their successors are duly elected and qualified, whichever shall first occur.

           1. Nasser Lukmani
           2. Arifa Hasan
           3. Filipp J. Kreissl

          B. Turnover.

             RESOLVED, that the Incorporator is authorized and directed to turn over the affairs of the Corporation to the designated Directors.

     5.   Minutes.

     RESOLVED, that the Corporation shall be, and hereby is, authorized to make the original of this Consent part of the official minutes of the Corporation.

     6.   Binding Effect.

          RESOLVED, that the Resolutions and Authorizations contained herein shall be binding upon the Corporation in accordance wit the terms of that particular Resolution or Authorization, without the need for any other form of written agreement, plan, acknowledgement, receipt, or any other item whatsoever.

     7.   Further Authorization.

          RESOLVED, that the Incorporation shall be, and hereby is, authorized to do all acts and things necessary, desirable or appropriate to effectuate the foregoing resolutions, including by way of illustration and not limitation, the preparation, execution, filing and delivering of any and all required documents.


                                             /s/ Ian D. Pesses
                                             ------------------------------
                                             Ian D. Pesses
                                             Incorporator

                                             Dated:___________________, 1999

                    CONSENT RESOLUTIONS AND AUTHORIZATIONS
                                  IN LIEU OF
                              THE FIRST MEETING
                                      OF
                          SHAREHOLDERS AND DIRECTORS
                                      OF
                   INMOLD LUKMANI DESIGN TECHNOLOGIES, INC.
                                      FOR
                                   FORMATION

     The Undersigned, being all of the Shareholders and Directors of Inmold Lukmani Design Technologies, Inc., herein "Company", do hereby consent to and adopt the following resolutions as and for the actions of the Shareholders and Directors of the Company in lieu of holding a formal First Meeting.

     1. Waiver of Notice.

        RESOLVED, the Shareholders and Directors do hereby waive the necessity of formal written notice of a meeting of the Shareholders and Directors of the Company and the necessity of holding an actual formal meeting of the same.

     2. Purpose.

        RESOLVED, the Company shall be, and hereby is, authorized to engage in and carry on any activity within the purposes for which a corporation may be organized under the laws of the State of Michigan.

     3. Minority Certification.

        RESOLVED, the Company is authorized and directed to obtain and maintain certification as a minority business enterprise from the Michigan Minority Business Development Council, or its successor.

                                    1 of 7

     4.  Articles of Incorporation.

         RESOLVED, the Articles of Incorporation of the Company, as presented, and as may be modified, shall be and hereby are adopted as, and for the Articles of Incorporation of the Company.

     5.  By-Laws.

         RESOLVED, the By-Laws of the Company as presented, and as may be modified by the Shareholders and Directors, shall be, and hereby are, adopted and approved as the By-Laws of the Company.

     6.  Stock.

         RESOLVED, the Company is authorized and directed to sell and issue stock in the Company as follows:

                                       Shares              Percent

   1.     Nasser Lukmani                 410                 41%
   2.     Arifa Hasan                    100                 10%
   3.     Inmold, Inc.                   490                 49%
                                       -----                ----
          Total                        1,000                100%

     7.   Directors.

          A. Election. RESOLVED, the initial Board of Directors for and of the Company shall be as follows:

             1.    Nasser Lukmani
             2.    Arifa Hasan
             3.    Filipp J. Kreissi

          B. Authority. RESOLVED, the Directors shall have the fullest and broadest power and authority as directors under Michigan law and to take all actions necessary, desirable, and/or appropriate to manage the Company.

     8.   Officers.

          A. Designation. RESOLVED, the initial Officers of and for the Company shall be as follows:

                                    2 of 7

             1.     Nasser Lukmani -   President and Treasurer
             2.     Arifa Hasan    -   Secretary

          B. Authority . RESOLVED, the Officers shall have the fullest and broadest power and authority as Officers under Michigan law and to take all actions necessary, desirable, and/or appropriate to operate the Company, including but not limited to the authority to enter into all agreements for and on behalf of the Company.

     9.   Incorporator Resignation.

          RESOLVED, the Company does hereby (a) accept the resignation of Ian D. Pesses as the Incorporation and initial Agent of and for the Company, and (b) releases the Incorporator from all liability which may be associated with the formation and operation of the Company, (i) prior to the sale of Stock to the Shareholders, (ii) prior to the election of the Directors, and/or (iii) prior to the designation of the Officers.

     10.  Specimen Stock Certificate.

          RESOLVED, the form of Stock Certificate for the shares of capital stock of the Company presented to the Shareholders and Directors is hereby adopted as the Certificate to represent the shares of capital stock of the Company, and that the Secretary is hereby instructed to cause a specimen copy thereof to be inserted into the Minute Book of the Company.

     11.  Section 1244 Stock.

          RESOLVED, all shares of stock of the Company subscribed for now or in the future, shall be and hereby are issued pursuant and subject to Section 1244 of the Internal Revenue Code of 1986, as amended, and this reference shall be sufficient to satisfy the requirements of Section 1244.

     12.  Registered Office.

          RESOLVED, the registered office of the Company shall be, and hereby is, 28400 Northwestern Highway, Third Floor Essex Centre, Southfield, Michigan 48034.

     13.  Resident Agent.

          RESOLVED, the Resident Agent of the Company shall be, and hereby is, Ian D. Pesses.

                                    3 of 7

     14.  Bank Accounts.

          A. Location. RESOLVED, the Company shall be and hereby is authorized to use such banking institutions as the Officers deem necessary and appropriate as depositories of the Company, and funds so deposited may be withdrawn in accordance with the written instructions filed with the banking institutions.

          B. Signatory Authority . RESOLVED, all checks, drafts, notes, or other banking instruments for the payment of monies may be signed by the Officers and/or any other person as the Officers may designate.

     15.  Employment Agreements.

          RESOLVED, the Company shall be and hereby is authorized, but not required, to hire any individual and otherwise employ and enter into any written employment agreements as the Officers may deem necessary, desirable, or appropriate.

     16.  Office Lease.

          RESOLVED, the Company shall be and hereby is authorized to and may enter into any lease agreement, under any terms and at any location, as the Officers may deem necessary, desirable, or appropriate.

     17.  Shareholder Agreement.

          RESOLVED, the Company shall be and hereby is authorized and directed to enter into that certain Shareholder and Stock Restriction Agreement, as it exists now or as it may be revised in the future.

     18.  Contracts.

          RESOLVED, the Incorporator, Resident Agent, Directors, and Officers of the Company are authorized to and may enter into any contract, agreement, and/or other arrangement, individually, or in the name of the Company, as may be necessary, desirable and appropriate for the Company.

     19.  Loans.

          RESOLVED, the Company shall be, and hereby is, authorized to and may lend to and/or borrow from the Shareholders, Directors, and/or Officers and/or any other person or entity such monies as may be necessary, desirable, or appropriate. The loans shall be payable pursuant to such terms and conditions as may be agreed upon by the


                                    4 of 7

Officers. So long as such loans are evidenced on the books of the Company, such loan need not be evidenced by separate written notes.

     20.  Fringe Benefits.

          RESOLVED, the Company is authorized to, and may negotiate and obtain such employee benefits as the Officers may determine from time to time, are in the best interest of the Company, including by way of illustration and not limitation, hospitalization and medical insurance, dental insurance, life insurance, disability insurance, malpractice insurance, legal representation, accounting, and any other benefits that the Officers, in their sole discretion, deem appropriate or desirable.

     21.  Expenses of the Company.

          RESOLVED, that the Company shall be, and hereby is, authorized and directed to reimburse the Directors, Officers, employees, and/or agents of the Company for any and all ordinary and/or necessary business expenses incurred, including but not limited to travel, entertainment, meals, lodging, automobile insurance, automobile maintenance, automobile gasoline and oil, gifts, professional memberships, social memberships, subscriptions, and any and all other ordinary and/or necessary business expenses that the Officers in their sole discretion, deem necessary, appropriate, or desirable. If any expense reimbursed by the Company to the Directors, Officers, and/or employees is disallowed by the Internal Revenue Service, then in such event, that particular individual shall immediately reimburse the Company for any and all such disallowed expenses. The Company may offset or credit any amounts which may be due by the Company to the particular individual in the event there is any obligation which is owed by the individual to the Company for expense deductions which are in fact disallowed by the Internal Revenue Service. Any expense item which is in fact disallowed by the Internal Revenue Service is not to be treated
(a) as an additional income item to the Company, or (b) as an non-deductible dividend by the Company or to the affected individual.

     22.  Attorney.

          RESOLVED, the Company shall be, and is hereby, authorized and directed to hire and engage Ian D. Pesses, Esquire and the law firm of Maddin, Hauser, Wartell, Roth, Heller & Pesses, P.C. as the attorneys for the Company ("Attorneys"), and to pay all fees and costs in connection with such services. The Company, Shareholders, and Directors do hereby consent to the representation of the Company by the Attorneys in the matters involving the Companies, the Shareholders, Inmold, Inc. and/or Design Engineering Services, Inc. and waives all conflicts of interests involved therewith.

                                    5 of 7

     23.  Accountant.

          RESOLVED, the Company shall be, and is hereby, authorized and directed to hire and engage Richard Pagac and the account firm of Pagac & Company, P.C. as the accountants for the Company, and to pay all fees and costs in connection with such services.

     24.  Agent Ratification.

          RESOLVED, the Company does hereby ratify and approve any and all actions taken prior to the date hereof, on behalf of the Company by the Incorporator, Resident Agent, Directors, and/or Officers and acknowledges as being the obligations of the Company any and all contracts, liabilities and/or undertakings entered into and/or approved by the Incorporator, Resident Agent, Directors, and/or Officers of the Company on behalf of the Company,

     25.  Indemnification.

          RESOLVED, the Company shall be, and hereby is, authorized and directed to indemnify, defend and hold harmless the Incorporator, Resident Agent, Directors, and/or Officers of the Company, to the fullest extent permitted under law, and subject to the same terms, conditions and procedures as provided in the Articles of Incorporation and the By Laws, against any loss, liability, claim or judgment resulting from or caused by any act or omission of or by the Incorporator, Resident Agent, Directors, and/or Officers of the Company.

     26.  Binding Effect.

          RESOLVED, the Resolutions and Authorizations contained herein shall be binding upon the Company in accordance with the terms of the particular Resolution or Authorization, without the need of any other form of written agreement, plan, acknowledgment, receipt, or any other item whatsoever.

     27.  Conflict.

          RESOLVED, these Resolutions and Authorizations supersede, cancel, and replace any prior Minutes, Resolutions and Consents of the Members when or if these Minutes or Resolutions conflict with any such prior Authorizations, Consents, or Agreements of the Shareholders and/or Directors.


                                    6 of 7

     28.  Minutes.

          RESOLVED, the Officers shall be, and hereby are, authorized and directed to make the original of these Resolutions, Authorizations and Decisions part of the official minutes of the Company.

     29.  Further Authorizations.

          RESOLVED, the President of the Company is hereby authorized, empowered and directed to do any and all acts and things necessary, desirable and/or appropriate to implement, effectuate and/or accomplish the foregoing Resolutions, even if the same may not have been specifically detailed herein, without the need for additional meetings, communications, authorizations or consents with and/or from the Members, on behalf of the Company, including by way of illustration and not limitation, the preparation of any documents, and the payment of any monies.

DIRECTORS                             SHAREHOLDERS:

                                      Nasser Lukmani Living Trust, dated
                                      2/8/99, or as may be amended


/s/ Nasser Lukmani                    By: /s/ Nasser Lukmani
----------------------------             -------------------------------
Nasser Lukmani                           Nasser Lukmani, its sole Trustee

/s/ Arifa Hasan                          /s/ Arifa Hasan
----------------------------             -------------------------------
Arifa Hasan                              Arifa Hasan


/s/ Filipp Kreissl                       INMOLD, INC.
----------------------------
Filipp  Kreissl
                                      By: /s/ Filipp J. Kreissl
                                         -------------------------------
                                         Filipp J. Kreissl, President


                                    7 of 7

Form SS-4                                Application for Employer Identification Number
                                         (For use by employers, corporations, partnerships, trusts, estates,
(Rev. December 1995)                      churches,    government agencies, certain individuals, and others.     EIN  38-
Department of the Treasury                See instructions.)                                                     OMB No. 1545-0003
Internal Revenue Service                              -- Keep a copy for your records.


------------------------------------------------------------------------------------------------------------------------------------
  1  Name of applicant (Legal name) (See instructions.)
          INMOLD LUKMANI DESIGN TECHNOLOGIES, INC.
  ------------------------------------------------------------------------------------------------------------------------------
  2  Trade name of business (if different from name on line 1)          3   Executor, trustee, "care of" name
  ------------------------------------------------------------------------------------------------------------------------------
  4a  Mailing address (street address) (room, apt., or suite no.)       5a  Business address (if different from address on
         28400 Northwestern Highway, 3rd Floor                              lines 4a and 4b)
  ------------------------------------------------------------------------------------------------------------------------------
   4b  City, state and ZIP code                                          5b  City, state and ZIP code
          Southfield, Michigan  48034
  ------------------------------------------------------------------------------------------------------------------------------
   6  County and state where principal business is located
         Oakland County, Michigan
  ------------------------------------------------------------------------------------------------------------------------------
   7  Name of principal officer, general partner, grantor, owner, or trustor-SSN required (See instructions.) ______|_____|________
          Nasser Lukmani
  ------------------------------------------------------------------------------------------------------------------------------
8a    Type of entity (Check only one box.) (See instructions.)   [ ] Estate (SSN of decedent) _______|________|_________
      [ ] Sole proprietor (SSN)  ______|_______|_________        [ ] Plan administrator-SSN    _______|________|_________
      [ ] Partnership            [ ] Personal Service corp.      [ ] Other corporation (specify)_________________________
      [ ] REMIC                  [ ] Limited liability co.       [ ] Trust                 [ ] Farmer's cooperative
      [ ] State/local government [ ] National Guard              [ ] Federal Government/military  [ ] Church or church-controlled organization
      [ ] Other nonprofit organization (specify) ____________    (enter GEN if applicable____________________________
      [X] Other (specify)  FOR PROFIT CORPORATION
--------------------------------------------------------------------------------------------------------------------------------
8b    If a corporation, name the state or foreign country (if applicable)   State                Foreign country
      where incorporated                                                            MICHIGAN
--------------------------------------------------------------------------------------------------------------------------------
9     Reason for applying (Check only one box.)                             [ ] Banking purpose (specify) ________________________
      [X] Started new business (specify) _________________                  [ ] Changed type of organization (specify)____________
      [ ] Hired employees                                                   [ ] Purchased going business
      [ ] Created a pension plan (specify type)                             [ ] Created a trust (specify) ______________________
                                                                            [ ] Other (specify)
--------------------------------------------------------------------------------------------------------------------------------
10    Date business started or acquired (Mo., day, year) (See               11   Closing month of accounting year (See
                         Instructions.)                                                        instructions.)
                         /   /99                                                                   /   /
-----------------------------------------------------------------------------------------------------------------------------------
12    First date wages or annuities were paid or will be paid (Mo., day, year).  Note:  If applicant is a withholding agent,
      enter date income will first be paid to nonresident alien. (Mo., day. year)  .  .  .  .  .  .  .  .  .       /   /99
-----------------------------------------------------------------------------------------------------------------------------------
13    Highest number of employees expected in the next 12 months.      Nonagricultural              Agricultural     Household
      Note:  If the applicant does not expect to have any
      employees during the period, enter -0-.  (See instructions).
-----------------------------------------------------------------------------------------------------------------------------------
14    Principal activity (See instructions.)
-----------------------------------------------------------------------------------------------------------------------------------
15    Is the principal business activity manufacturing? .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  [ ] Yes  [X] No
      If "Yes," principal product and raw material used
--------------------------------------------------------------------------------------------------------------------------------
16    To whom are most of the products or services sold? Please check the appropriate box.             [X] Business (wholesale)
      [ ] Public (retail)                      [ ] Other (specify)                                       [ ] N/A
--------------------------------------------------------------------------------------------------------------------------------
17a   Has the applicant ever applied for an identification number for this or any other business?       [ ] Yes       [X] No
      Note:  If "Yes," please complete lines 17b and 17c.
--------------------------------------------------------------------------------------------------------------------------------
17b   If you checked "Yes" on line 17a, give applicant's legal name and trade name shown on prior application, if different from
      line 1 or 2 above.  Legal name                                 Trade name
--------------------------------------------------------------------------------------------------------------------------------
17c   Approximate date when and city and state where the application was filed.  Enter previous employer identification number if known.
      Approximate date when filed (Mo., day, year)       City and state where filed        Previous EIN
---------------------------------------------------------------------------------------------------------------------------------
Under penalties of perjury, I declare that I have examined this application, and to  Business telephone number (include area code)
the best of my knowledge and belief, it is true, correct, and complete.              (248) 354-4030

Name and title (Please type or print clearly.)   Nasser Lukmani, President           Fax telephone number (include area code)
                                                                                     (248) 354-1422
----------------------------------------------------------------------------------------------------------------------------------
Signature                                                                                           Date    February    , 1999
                                             Note:  Do not write below this line. For official use only.
----------------------------------------------------------------------------------------------------------------------------------
Please leave             Geo.                              Ind.             Class                Size      Reason for applying
blank
----------------------------------------------------------------------------------------------------------------------------------
For Paperwork Reduction Act Notice, see page 4.                                             16044N              Form SS-4 (Rev.
 12/95)

(0154705)